UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2022

Date of reporting period: 09/30/2021

Item 1 – Report to Stockholders

 (a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio
•	BATS: Series C Portfolio
•	BATS: Series E Portfolio
•	BATS: Series M Portfolio
•	BATS: Series P Portfolio
•	BATS: Series S Portfolio
•	BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a brisk pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.18%	30.00%

U.S. small cap equities (Russell 2000® Index)	(0.25)	47.68

International equities (MSCI Europe, Australasia, Far East Index)	4.70	25.73

Emerging market equities (MSCI Emerging Markets Index)	(3.45)	18.20

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.92	(6.22)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.88	(0.90)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	2.71

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.65	11.27
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2021	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021, the Fund performed in line with its broad-based benchmark, the Bloomberg U.S. Universal Index, and outperformed its “Reference Benchmark” consisting of 50% Bloomberg U.S. Asset-Backed Securities Index and 50% Bloomberg Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its Reference Benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest contributor to the Fund’s performance relative to the Reference Benchmark was an overweight allocation to securitized assets, most notably non-agency residential mortgage-backed securities (“RMBS”). A strong housing market and historically low interest rates continued to provide support for RMBS. Exposure to collateralized loan obligations (“CLOs”) and subprime auto and consumer loans within asset-backed securities (“ABS”) also benefited performance. Finally, indexed exposure to the commercial mortgage-backed securities (“CMBS”) market also contributed to performance.

Detractors from performance included individual security selection within CMBS as well as ABS positions backed by prime auto loans and floor plan loans utilized by auto dealers to finance inventory.

Describe recent portfolio activity.

Over the period, the Fund’s allocation to non-agency RMBS was increased, particularly in non-performing and re-performing loans. The Fund also increased exposure to private student loan ABS on the view that these issues offer an attractive total return profile compared to more broadly syndicated opportunities. Exposure to CMBS was modestly increased overall while trimming positions in conduit and agency interest-only (“IO”) issues. Finally, exposure to CLOs was modestly decreased across the capital stack while the Fund favored within the sector select new managers and second tier managers where transactions offered better structural enhancements.

The Fund’s period-end cash position hovered slightly above 6% but did not have a material impact on performance. The cash position was maintained in order to be able to opportunistically rotate into advantageous positions.

Describe portfolio positioning at period end.

The Fund ended the period underweight duration (and corresponding interest rate sensitivity) relative to the Reference Benchmark. The Fund was positioned underweight in ABS and CMBS relative to the Reference Benchmark and had out-of-benchmark exposures to non-agency RMBS and CLOs. The Fund’s CMBS allocation included indexed exposure as well as non-benchmark positions in IOs and agency CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BATS: Series A Portfolio

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)
	6-Months Total Returns	1 Year	5 Years	Since Inception	(c)
BATS: Series A Portfolio	1.99%	4.25%	4.36%	5.22%
Bloomberg U.S. Universal Index(d)	2.04	0.20	3.30	3.78
Reference Benchmark(e)	1.20	1.38	2.95	3.18

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(c)	The Fund commenced operations on September 21, 2015.
(d)

Bloomberg U.S. Universal Index (formerly Bloomberg Barclays U.S. Universal Index) - an unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, ABS and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(e)

A customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%). The Bloomberg U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,019.90	$ 0.00		$ 1,000.00	$ 1,025.07	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2021 (continued)	BATS: Series A Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Asset-Backed Securities	51%
Non-Agency Mortgage-Backed Securities	46
U.S. Government Sponsored Agency Securities	3
Floating Rate Loan Interests	—(b)
Corporate Bonds	—(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	34%
AA/Aa	4
A	3
BBB/Baa	3
BB/Ba	5
B	4
CCC/Caa	3
CC/Ca	3
C	1
N/R	40

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021, the Fund outperformed its benchmark, the Bloomberg U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocation to capital securities was the leading contributor to performance, followed by an overweight in banks and a position in fallen angels (investment grade issues that were downgraded to high yield). Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.

An underweight to duration was the largest detractor from relative performance. (Duration is a measure of interest-rate sensitivity.) Underweight positions in the integrated energy sector and sovereign issuers also detracted from results.

Describe recent portfolio activity.

The investment adviser’s activity was centered on selectively increasing credit risk with a focus on relative value, tactical credit curve trading, and opportunities in the primary (new-issue) market.

The largest sub-sector increases occurred in the technology and communications sectors, as well as in cyclical industries such as retail and automotive. The investment adviser reduced the portfolio’s allocation to banks, particularly U.K. and European issuers, on expectations that high supply would cause yield spreads to widen. Still, the sector remained the largest overweight in the Fund. The Fund also reduced its allocations to the utilities and independent energy sectors to add credit risk and lock in gains, respectively.

From a credit curve perspective, the investment adviser reduced the Fund’s weighting in five-year issues and rotated into 10-year securities on the view that the intermediate area of the curve offered the most favorable relative value.

Toward the end of the reporting period, the investment adviser trimmed the Fund’s allocation to issuers with exposure to China given the turbulence in the country’s real estate market.

The Fund maintained an underweight to duration versus the benchmark, but it reduced the extent of the underweight considerably after U.S. Treasuries sold off in late September 2021.

Describe portfolio positioning at period end.

The Fund’s leading overweight positions were in the banking, technology, cable/satellite and midstream energy sectors, while its largest underweights were in sovereigns, pharmaceuticals, property and casualty insurance and integrated energy. The Fund’s duration was below that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2021 (continued)	BATS: Series C Portfolio

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)
	6-Months Total Returns	1 Year	5 Years	10 Years
BATS: Series C Portfolio	3.50%	1.87%	4.88%	5.34%
Bloomberg U.S. Credit Index(c)	3.30	1.45	4.37	4.60

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(c)

Bloomberg U.S. Credit Index (formerly Bloomberg Barclays U.S. Credit Index) - an unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,035.00	$ 0.02		$ 1,000.00	$ 1,025.05	$ 0.02		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BATS: Series C Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	90%
Preferred Securities	3
Foreign Government Obligations	3
U.S. Treasury Obligations	2
Municipal Bonds	2
Foreign Agency Obligations	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	3%
AA/Aa	5
A	30
BBB/Baa	60
BB/Ba	2

(a)	Total investments exclude short-term securities.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2021	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Effective October 1, 2021 the Fund will change its index from the S&P® Municipal Bond Index and the Reference Benchmark (50% S&P® Municipal High-Yield Index; 25% S&P® Municipal Bond A Rating Band Index using the returns of only those A rated bonds that have maturities greater than 5 years; and 25% S&P® Municipal Bond BBB Rating Band Index using the returns of only those BBB rated bonds that have maturities greater than 5 years) to the Bloomberg Municipal High Yield Bond Index and a customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021, the Fund outperformed its broad-based benchmark, the S&P® Municipal Bond Index and its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The municipal yield curve flattened during the period, with longer-maturity bonds outperforming shorter-maturity issues. As a result, the Fund’s long duration positioning and concentrations in maturities of 20 years and above contributed to performance. (Duration is a measure of interest rate sensitivity.) Security selection also aided results, led by holdings in the state tax-backed and education sectors, as well as in non-rated securities. In the education sector, positions in select, longer-dated charter school debt made a strong contribution. The Fund further benefited from its holdings in various Puerto Rico issuers, including distressed securities.

The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which was a minor detractor from performance. The portfolio’s cash position, while limited, was also a drag on the Fund’s return.

Describe recent portfolio activity.

The investment adviser used periods of market strength to rotate out of less-favored credits and structures. It also sought to capitalize on bespoke opportunities where it could structure deals to its preference and purchase them in their entirety, primarily in the charter school sector.

Describe portfolio positioning at period end.

The Fund’s duration was above that of the index. The Fund remained overweight in longer-term bonds, specifically the 20 plus-year maturity range, and it was underweight in short- and intermediate-term debt. Notable sector-level overweight positions included education (led by charter schools) and land-backed transactions. The local tax-backed, state tax-backed and school district sectors were key underweights, highlighting the investment adviser’s preference for holding revenue bonds over general obligation issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BATS: Series E Portfolio

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)
	6-Months Total Returns	1 Year	5 Years	Since Inception	(c)
BATS: Series E Portfolio	4.80%	13.23%	6.30%	7.28%
S&P® Municipal Bond Index(d)	1.24	2.71	3.18	3.66
Reference Benchmark(e)	3.03	8.02	5.21	5.90	(f)

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

(c)	The Fund commenced operations on August 4, 2014.
(d)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month

(e)

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years.

(f)

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value, the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical(a)
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees
Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Expenses Paid During the Period	(c)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(c)
$ 1,000.00	$ 1,048.00	$ 0.16		$ 0.00		$ 1,000.00	$ 1,024.91	$ 0.16		$ 1,025.07	$ 0.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
County/City/Special District/School District	30%
Education	18
Transportation	15
Health Care	14
Utilities	9
Tobacco	7
Housing	6
Corporate	1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments
AA/Aa	11%
A	14
BBB/Baa	15
BB/Ba	9
B	2
N/R	49

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2021	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021, the Fund outperformed its benchmark, the Bloomberg MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest contributors to the Fund’s performance relative to the benchmark included allocations to out-of-benchmark securitized sectors, specifically commercial mortgage-backed securities (“CMBS”) and agency collateralized mortgage obligations. Security selection within the agency mortgage-backed security (“MBS”) market was also additive.

There were no material detractors from the Fund’s performance relative to the benchmark.

Describe recent portfolio activity.

Over the period the Fund transitioned from a neutral stance with respect to duration and corresponding interest rate sensitivity to a slightly overweight stance relative to the benchmark. Within agency MBS, the Fund favored lower coupon, current production pools. The Fund maintained a modest allocation to agency CMBS.

The Fund’s cash position was elevated during much of the period and ended the period at 22.7% as the investment adviser sought to maintain liquidity and preserve capital. The Fund’s cash position did not have a material impact on the Fund’s performance for the period.

The Fund held a small percentage of assets in derivatives as a hedge to allocations in MBS and securitized assets. The use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Fund maintained a modestly constructive stance with respect to agency MBS based on the near-term outlook for strong demand as the Fed’s ongoing volume of purchases supports low-coupon pools. The Fund’s duration at the headline level remained slightly underweight on the view that interest rates are likely to move higher over the medium term given the combination of stronger-than-expected economic data and record high net Treasury supply. Within securitized assets, the Fund favored agency CMBS as well as high quality single-asset single-borrower paper.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BATS: Series M Portfolio

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)
	6-Months Total Returns	1 Year	5 Years	10 Years
BATS: Series M Portfolio	0.81%	0.52%	2.71%	3.21%
Bloomberg MBS Index(c)	0.43	(0.43)	2.17	2.41

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(c)

Bloomberg MBS Index (formerly Bloomberg Barclays MBS Index) - an unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,008.10	$ 0.01		$ 1,000.00	$ 1,025.06	$ 0.01		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	92%
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	97%
AA/Aa	1
N/R	2

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	13

Fund Summary as of September 30, 2021	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021 the Fund underperformed the Bloomberg U.S. Treasury 7-10 Year Bond Index and the Bloomberg U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BATS: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. Given that yields fell, the Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury yield curve detracted from the Fund’s results.

The Fund’s position in the Series S Portfolio—which was helped by its allocations to investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and high yield corporates—contributed to performance.

The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on Fund performance during the period.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the seven- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2021 (continued)	BATS: Series P Portfolio

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)
	6-Months Total Returns	1 Year	5 Years	Since Inception	(c)
BATS: Series P Portfolio	(2.99)%	4.72%	(0.39)%	(1.66)%
Bloomberg U.S. Treasury 7-10 Year Bond Index(d)	2.49	(4.66)	2.41	2.77
Bloomberg U.S. Bellwether 10 Year Swap Index(e)	3.20	(5.98)	1.93	3.00

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index, the Bloomberg U.S. Treasury 7-10 Year Bond Index.

(c)	The Fund commenced operations on March 20, 2013.
(d)

Bloomberg U.S. Treasury 7-10 Year Bond Index (formerly Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index) - an unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S.dollars, are rated Baa3 (or better) by Moody’s or BBB-(or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

(e)

Bloomberg U.S. Bellwether 10 Year Swap Index (formerly Bloomberg Barclays U.S. Bellwether 10 Year Swap Index) - provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 970.10	$ 0.00		$ 1,000.00	$ 1,025.07	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See	“Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Fixed-Income Funds	100%

PORTFOLIO HOLDINGS

Security	Percent of Total Investments
BATS: Series S Portfolio	100%

F U N D S U M M A R Y	15

Fund Summary as of September 30, 2021	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021, the Fund outperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocations to investment-grade corporate bonds, commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and high yield corporates were the primary contributors to performance. Its allocation to agency mortgage-backed securities was a minor detractor. As part of its investment strategy, the Fund used derivatives to manage the portfolio’s duration and yield curve positioning. The Fund’s overall use of derivatives detracted from results.

Describe recent portfolio activity.

The Fund decreased its position in investment-grade corporate bonds, especially in the industrials sector. It also increased its allocation to ABS, particularly in securities linked to private student loans. The Fund decreased its weighting in CMBS amid the persistence of COVID-19, and it increased its allocation to U.S. Treasuries. The investment adviser believes the tight level of yields spreads presents fewer relative value opportunities. As a result, the investment adviser seeks to maintain the flexibility to capitalize on opportunities if volatility in the spread sectors picks up.

Describe portfolio positioning at period end.

The Fund’s duration was below that of the benchmark. (Duration is a measure of interest-rate sensitivity.) Since the benchmark is comprised solely of U.S. Treasuries, the Fund was overweight in all spread sectors but underweight in U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2021 (continued)	BATS: Series S Portfolio

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)
	6-Months Total Returns	1 Year	5 Years	10 Years
BATS: Series S Portfolio	0.48%	1.44%	2.95%	2.87%
ICE BofA 1-3 Year U.S. Treasury Index(c)	0.02	0.03	1.63	1.16

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(c)

An unmanaged index comprised of Treasury securities with maturities ranging from one to three years. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,004.80	$ 0.01		$ 1,000.00	$ 1,025.06	$ 0.01		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	30%
Non-Agency Mortgage-Backed Securities	20
Asset-Backed Securities	19
U.S. Treasury Obligations	16
U.S. Government Sponsored Agency Securities	15
Foreign Agency Obligations	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	65%
AA/Aa	2
A	13
BBB/Baa	17
N/R	3

(a)	Total investments exclude short-term securities options purchased and options written.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	17

Fund Summary as of September 30, 2021	BATS: Series V Portfolio

Investment Objective

BATS: Series V Portfolio’s (the “Fund”) investment objective is to seek as high a level of income exempt from federal income tax consistent with preservation of capital while seeking to minimize price volatility.

The Fund commenced operations on May 5, 2021.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (05/05/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/05/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,000.00	$ 0.00		$ 1,000.00	$ 1,025.07	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 148/365 (to reflect the period from May 5, 2021, the commencement of operations, to September 30, 2021). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Variable Rate Demand Notes	47%
Municipal Bonds	10
Other Assets less Liabilities	43

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on April 1, 2021 and held through September 30, 2021, except with respect to BATS: Series V Portfolio which are based on a hypothetical investment of $1,000 on May 5, 2021 (commencement of operations) and held through September 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Series E Portfolio transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Series E Portfolio with economic benefits in periods of declining short-term interest rates but expose the Series E Portfolio to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Series E Portfolio’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	19

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
ABFC Trust, Series 2007-WMC1, Class A2B, (1 mo. LIBOR US + 1.00%), 1.09%, 06/25/37(a)	. USD	3,416	$3,223,684
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 0.43%, 05/25/36(a)		4,568	4,492,044
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.20%), 1.28%, 06/15/36(a)(b)		4,642	4,631,079
Adams Mill CLO Ltd., Series 2014-1A, Class D1 , (3 mo. LIBOR US + 3.50%), 3.63%, 07/15/26(a)(b)(c)		450	449,996
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3 mo. LIBOR US + 1.16%), 1.29%, 07/20/34(a)(b)(c)		4,000	3,999,887
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.43%, 01/15/33(a)(b)(c)		250	250,108
AIMCO CLO
Series 2017-AA, Class AR, (3 mo. LIBOR US + 1.05%), 1.18%, 04/20/34(a)(b)(c)		2,500	2,487,195
Series 2018-BA, Class AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/15/32(a)(b)(c)		1,000	1,000,076
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(b)(d)		132	105,878
Series 2018-A, Class B, 0.00%, 04/25/58(b)		26	22,669
Series 2018-B, Class B, 0.00%, 02/26/57(b)		115	51,876
Series 2018-D, Class A, 3.75%, 08/25/58(a)(b)		2,792	2,835,212
Series 2018-D, Class B, 0.00%, 08/25/58(a)(b)(d)		910	639,774
Series 2018-E, Class C, 0.00%, 06/25/58(a)(b)		39	37,508
Series 2018-F, Class C, 0.00%, 11/25/58(b)(d)		73	47,619
Series 2018-G, Class A, 4.38%, 06/25/57(a)(b)		2,951	2,951,585
Series 2018-G, Class B, 5.25%, 06/25/57(a)(b)(d)		560	422,800
Series 2018-G, Class C, 0.00%, 06/25/57(b)		1,430	1,406,156
Series 2019-A, Class A, 3.75%, 08/25/57(a)(b)		2,200	2,226,907
Series 2019-A, Class B, 5.25%, 08/25/57(a)(b)		350	346,860
Series 2019-A, Class C, 0.00%, 08/25/57(b)(d)		874	724,306
Series 2019-B, Class A, 3.75%, 01/25/59(a)(b)		2,254	2,280,876
Series 2019-B, Class B, 5.25%, 01/25/59(a)(b)(d)		409	308,795
Series 2019-B, Class C, 0.00%, 01/25/59(b)		1,042	893,987
Series 2019-C, Class A, 3.95%, 10/25/58(a)(b)		4,786	4,789,274
Series 2019-E, Class A, 3.00%, 09/25/59(b)(e)		2,094	2,101,882
Series 2019-E, Class B, 4.88%, 09/25/59(b)(e)		350	344,737
Series 2019-E, Class C, 0.00%, 09/25/59(b)		760	651,497
Series 2019-G, Class A, 3.00%, 09/25/59(b)(e)		1,904	1,915,234
Series 2019-G, Class B, 4.25%, 09/25/59(b)(e)		224	218,335
Series 2019-G, Class C, 0.00%, 09/25/59(b)		570	520,746
Series 2019-H, Class A, 3.00%, 11/25/59(b)(e)		793	797,053
Series 2019-H, Class B, 4.25%, 11/25/59(b)(e)		140	136,459
Series 2019-H, Class C, 0.00%, 11/25/59(b)		344	329,167
Series 2020-A, Class A, 2.38%, 12/25/59(b)(e)		8,560	8,563,733
Series 2020-A, Class B, 3.50%, 12/25/59(b)(e)		999	996,137
Series 2020-A, Class C, 0.00%, 12/25/59(b)(d)		2,398	1,503,247
Series 2020-C, Class A, 2.25%, 09/27/60(b)(c)(e)		327	327,783
Series 2020-C, Class B, 5.00%, 09/27/60(b)(c)(e)		250	251,769
Series 2020-C, Class C, 0.00%, 09/27/60(b)(c)		788	727,738
Series 2020-D, Class A, 2.25%, 06/25/60(b)(e)		843	849,094
Series 2020-D, Class B, 5.00%, 06/25/60(b)(e)		350	352,476
Series 2020-D, Class C, 0.00%, 06/25/60(b)		827	769,715
Series 2021-C, Class A, 2.12%, 01/25/61(b)(e)		4,522	4,527,596
Series 2021-C, Class B, 3.72%, 01/25/61(b)(e)		817	816,012
Series 2021-C, Class C, 0.00%, 01/25/61(b)		2,094	1,670,675
Series 2021-D, Class A, 2.00%, 03/25/60(b)(e)		11,647	11,652,996
Series 2021-D, Class B, 4.00%, 03/25/60(a)(b)(d)		1,634	1,619,685
Series 2021-D, Class C, 0.00%, 03/25/60(a)(b)(d)		2,441	1,891,833

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ajax Mortgage Loan Trust
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(b)	USD	15,222	$15,330,628
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(b)		1,770	1,765,897
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(b)		1,068	1,055,057
Series 2021-E, Class B3, 3.80%, 12/25/60(a)(b)		637	294,069
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(b)		698	694,000
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(b)		13	6,336
Series 2021-E, Class XS, 0.00%, 12/25/60(a)(b)		10,868	336,465
Series 2021-F, Class A, 1.88%, 06/25/61(b)(e)		18,046	18,020,846
Series 2021-F, Class B, 3.75%, 06/25/61(b)(e)		1,945	1,944,553
Series 2021-F, Class C, 0.00%, 06/25/61(b)		3,637	3,226,539
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.08%), 1.21%, 10/21/28(a)(b)(c)		1,886	1,886,165
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 2.28%, 10/21/28(a)(b)(c)		300	298,501
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 3.13%, 10/21/28(a)(b)(c)		750	748,322
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 1.26%, 01/17/31(a)(b)(c)		1,000	999,717
Allegro CLO XI Ltd., Series 2019-2A, Class A2A, (3 mo. LIBOR US + 1.85%), 1.98%, 01/19/33(a)(b)(c)		250	250,865
American Express Credit Account Master Trust
Series 2017-2, Class A, (1 mo. LIBOR US + 0.45%), 0.53%, 09/16/24(a)		8,000	8,012,708
Series 2017-5, Class A, (1 mo. LIBOR US + 0.38%), 0.46%, 02/18/25(a)		9,000	9,023,746
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A2A, 0.60%, 12/18/23		5,383	5,387,245
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3 mo. LIBOR US + 1.05%), 1.18%, 07/24/29(a)(b)(c)		1,000	1,000,366
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(b)		4,000	3,958,088
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a)(b)		2,872	2,873,003
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(b)		3,756	3,742,209
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.18%, 01/28/31(a)(b)(c)		1,250	1,249,773
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 01/28/31(a)(b)(c)		1,000	997,996
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 1.98%, 01/28/31(a)(b)(c)		500	497,601
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.18%, 01/28/31(a)(b)(c)		2,550	2,549,537
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.85%), 1.98%, 01/28/31(a)(b)(c)		1,500	1,496,410
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.73%, 01/28/31(a)(b)(c)		750	740,250
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.45%), 1.58%, 01/15/30(a)(b)(c)		1,700	1,698,797
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.85%), 1.98%, 01/15/30(a)(b)(c)		3,000	2,997,706
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.53%, 01/15/30(a)(b)(c)		1,000	984,333

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.22%, 01/28/31(a)(b)(c)	USD	750	$749,833
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.88%, 01/28/31(a)(b)(c)		1,500	1,499,993
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.20%), 2.33%, 01/28/31(a)(b)(c)		625	623,436
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.63%, 01/28/31(a)(b)(c)		1,000	1,000,467
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.00%), 1.13%, 07/28/28(a)(b)(c)		3,600	3,599,121
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.60%), 1.73%, 07/28/28(a)(b)(c)		1,000	999,690
Series 2016-8A, Class CR, (3 mo. LIBOR US + 2.10%), 2.23%, 07/28/28(a)(b)(c)		1,000	999,639
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.13%, 07/28/28(a)(b)(c)		750	750,050
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 5.88%, 07/28/28(a)(b)(c)		2,060	2,049,914
Anchorage Capital CLO Ltd.
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/13/30(a)(b)(c)		500	499,756
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 6.93%, 10/13/30(a)(b)(c)		1,000	995,755
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 1.63%, 10/15/31(a)(b)(c)		450	450,025
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/15/31(a)(b)(c)		1,387	1,386,299
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 1.14%, 04/20/31(a)(b)(c)		1,000	999,846
Apidos CLO XXI
Series 2015-21A, Class A1R, (3 mo. LIBOR US + 0.93%), 1.06%, 07/18/27(a)(b)(c)		1,589	1,588,810
Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.20%), 5.33%, 07/18/27(a)(b)(c)		500	495,000
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 5.38%, 07/25/30(a)(b)(c)		500	473,246
Apidos CLO XXX, Series XXXA, Class A1A, (3 mo. LIBOR US + 1.14%), 1.27%, 10/18/31(a)(b)(c)		400	399,877
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.73%, 07/15/30(a)(b)(c)		500	498,737
Aqua Finance Trust, Series 2021-A, Class B, 2.40%, 07/17/46(b)		5,500	5,499,502
Ares L CLO Ltd., Series 2018-50A, Class BR, (3 mo. LIBOR US + 1.60%), 1.73%, 01/15/32(a)(b)(c)		1,000	999,998
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3 mo. LIBOR US + 1.03%), 1.22%, 04/25/34(a)(b)(c)		250	248,018
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3 mo. LIBOR US + 1.45%), 1.58%, 04/15/34(a)(b)(c)		2,500	2,491,127
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.30%, 10/15/30(a)(b)(c)		600	600,008

Security	Par (000)		Value

Asset-Backed Securities (continued)
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.48%), 0.57%, 05/25/35(a)	USD	51	$47,905
Asset Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1 mo. LIBOR US + 1.11%), 1.20%, 07/25/35(a)		914	906,620
ASSURANT CLO Ltd.
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/31(a)(b)(c)		500	499,757
Series 2018-3A, Class CR, (3 mo. LIBOR US + 2.05%), 2.18%, 10/20/31(a)(b)(c)		500	497,708
Series 2019-5A, Class A2, (3 mo. LIBOR US + 1.75%), 1.88%, 01/15/33(a)(b)(c)		250	251,479
Atrium IX, Series 9A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.11%, 05/28/30(a)(b)(c)		1,825	1,824,578
Atrium XII, Series 12A, Class AR, (3 mo. LIBOR US + 0.83%), 0.97%, 04/22/27(a)(b)(c)		901	900,415
Atrium XIII, Series 13A, Class A1, (3 mo. LIBOR US + 1.18%), 1.32%, 11/21/30(a)(b)(c)		500	500,017
Avery Point VI CLO Ltd., Series 2015-6A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.02%, 08/05/27(a)(b)(c)		1,358	1,358,313
Avery Point VII CLO Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 0.96%), 1.09%, 01/15/28(a)(b)(c)		402	402,440
Babson CLO Ltd., Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/30(a)(b)(c)		1,000	1,001,608
Bain Capital Credit CLO Ltd.
Series 2016-2A, Class ARR, (3 mo. LIBOR US + 0.97%), 1.10%, 01/15/29(a)(b)(c)		3,215	3,214,691
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.97%), 1.10%, 07/20/30(a)(b)(c)		1,250	1,249,719
Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.96%), 1.10%, 04/23/31(a)(b)(c)		250	249,933
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.08%), 1.21%, 07/19/31(a)(b)(c)		1,000	1,000,500
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(a)		5,740	2,636,512
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		1,940	2,042,498
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.95%), 1.08%, 07/20/29(a)(b)(c)		1,000	1,000,000
Battalion CLO VII Ltd.
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.04%), 1.17%, 07/17/28(a)(b)(c)		648	647,770
Series 2014-7A, Class BRR, (3 mo. LIBOR US + 2.50%), 2.63%, 07/17/28(a)(b)(c)		750	750,144
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 1.20%, 07/18/30(a)(b)(c)		1,250	1,249,726
Battalion CLO X Ltd., Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 1.30%, 01/25/35(a)(b)(c)		3,230	3,228,389
Battalion CLO XII Ltd., Series 2018-12A, Class B2R, (3 mo. LIBOR US + 2.08%), 2.20%, 05/17/31(a)(b)		250	250,140
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 1.32%, 07/15/34(a)(b)		3,000	3,000,114

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Bayview Financial Revolving Asset Trust
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.00%), 1.09%, 02/28/40(a)(b)	USD	4,701	$4,540,993
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.00%), 1.09%, 12/28/40(a)(b)		2,328	2,179,429
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.93%), 1.02%, 12/28/40(a)(b)		2,037	2,005,946
BDS Ltd., Series 2021-FL7, Class A, (1 mo. LIBOR US + 1.07%), 1.16%, 06/16/36(a)(b)(c)		3,030	3,029,999
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1 mo. LIBOR US + 1.95%), 2.04%, 08/25/35(a)		4,571	4,634,458
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.34%), 0.43%, 09/25/36(a)		174	171,435
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.32%), 0.41%, 03/25/37(a)		918	901,333
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.14%), 0.23%, 03/25/37(a)		77	73,730
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.35%), 0.44%, 04/25/37(a)		309	314,358
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 1.58%, 07/15/29(a)(b)(c)		1,340	1,338,595
Benefit Street Partners CLO Ltd.
Series 2015-VIBR, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 07/20/34(a)(b)(c)		1,460	1,460,581
Series 2015-VIBR, Class B, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/34(a)(b)(c)		250	249,557
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.09%), 1.22%, 04/20/31(a)(b)(c)		1,000	999,718
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/20/31(a)(b)(c)		1,900	1,899,503
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3 mo. LIBOR US + 2.00%), 2.13%, 01/15/33(a)(b)(c)		250	250,254
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.08%), 1.21%, 04/30/31(a)(b)(c)		250	249,998
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(b)		292	292,748
Series 2021-A, Class B, 2.79%, 11/17/33(b)		3,300	3,357,388
Series 2021-B, Class C, 2.24%, 10/17/34(b)(d)		3,170	3,169,446
Series 2021-B, Class D, 3.17%, 10/17/34(b)(d)		145	144,945
Birch Grove CLO Ltd., Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 1.87%, 06/15/31(a)(b)(c)		1,000	999,921
BlueMountain CLO Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.23%), 1.36%, 01/20/29(a)(b)(c)		219	218,602
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 1.32%, 10/22/30(a)(b)(c)		2,501	2,504,653
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 1.74%, 10/22/30(a)(b)(c)		1,000	1,000,383
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 1.28%, 10/20/31(a)(b)(c)		250	250,009
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3 mo. LIBOR US + 1.26%), 1.39%, 04/15/34(a)(b)(c)		250	250,561

Security		Par (000)	Value

Asset-Backed Securities (continued)
Brex Commercial Charge Card Master Trust,
Series 2021-1, Class A, 2.09%, 07/15/24(b)	USD	1,070	$1,081,130
Burnham Park CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 10/20/29(a)(b)(c)		4,000	4,000,042
Carbone CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.14%), 1.27%, 01/20/31(a)(b)(c)		250	250,007
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3 mo. LIBOR US + 1.03%), 1.16%, 04/30/31(a)(b)(c)		2,350	2,351,853
Carlyle Global Market Strategies CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 1.10%, 04/17/31(a)(b)(c)		3,754	3,762,326
Series 2014-3RA, Class A1A, (3 mo. LIBOR US + 1.05%), 1.18%, 07/27/31(a)(b)(c)		248	248,206
Series 2014-3RA, Class A1B, (3 mo. LIBOR US + 1.30%), 1.43%, 07/27/31(a)(b)(c)		1,000	1,000,000
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.73%, 07/28/28(a)(b)(c)		1,000	998,337
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.50%), 8.63%, 07/20/32(a)(b)(c)		41	39,210
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.25%), 0.34%, 10/25/36(a)		1,741	1,624,497
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.16%), 0.25%, 10/25/36(a)		48	47,369
Series 2007-FRE1, Class A3, (1 mo. LIBOR US + 0.26%), 0.35%, 02/25/37(a)		6,077	5,977,504
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(b)		6,768	7,051,162
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.38%, 07/20/30(a)(b)(c)		1,500	1,500,916
Series 2018-6A, Class B1R, (3 mo. LIBOR US + 2.10%), 2.23%, 01/15/31(a)(b)(c)		1,000	999,992
Series 2018-7A, Class B1, (3 mo. LIBOR US + 1.60%), 1.73%, 07/20/31(a)(b)(c)		500	495,756
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/20/34(a)(b)(c)		750	749,131
Series 2013-1A, Class BRR, (3 mo. LIBOR US + 1.35%), 1.48%, 04/20/34(a)(b)(c)		500	490,724
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 1.11%, 04/20/31(a)(b)(c)		1,400	1,399,998
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.23%, 07/17/31(a)(b)(c)		2,000	1,999,997
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.18%, 04/20/34(a)(b)(c)		500	498,553
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.13%, 01/20/31(a)(b)(c)		350	350,280
Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 1.26%, 01/20/31(a)(b)(c)		250	250,000
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1R, (3 mo. LIBOR US + 1.15%), 1.24%, 10/17/34(a)(b)(c)(d)		2,750	2,750,000

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, (3 mo. LIBOR US + 1.05%), 1.17%, 05/29/32(a)(b)(c)	USD	1,000	$999,240
Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.47%, 05/29/32(a)(b)(c)		250	250,065
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 1.69%, 07/15/33(a)(b)(c)		1,000	999,997
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, (3 mo. LIBOR US + 1.00%), 1.19%, 10/18/30(a)(b)(c)		1,580	1,579,607
Series 2014-2RA, Class A1, (3 mo. LIBOR US + 1.05%), 1.18%, 04/24/30(a)(b)(c)		250	249,945
Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.34%, 10/22/31(a)(b)(c)		3,500	3,500,184
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.33%, 10/17/31(a)(b)(c)		2,250	2,250,106
Series 2017-5A, Class A1, (3 mo. LIBOR US + 1.18%), 1.31%, 11/16/30(a)(b)(c)		250	250,008
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.13%, 04/18/31(a)(b)(c)		3,455	3,455,000
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/31(a)(b)(c)		250	249,926
Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.70%), 1.83%, 10/17/31(a)(b)(c)		250	250,011
Series 2021-4A, Class A, (3 mo. LIBOR US + 1.05%), 1.14%, 07/15/33(a)(b)(c)		3,000	2,995,828
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 1.67%, 07/15/33(a)(b)(c)		2,500	2,497,259
Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, (1 mo. LIBOR US + 0.33%), 0.42%, 01/20/25(a)		8,000	8,020,109
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.27%), 0.36%, 05/25/37(a)		13	11,205
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.47%), 0.79%, 03/25/37(a)		5,000	4,846,438
Series 2007-WFH4, Class M3A, (1 mo. LIBOR US + 2.50%), 2.59%, 07/25/37(a)		1,000	1,041,921
Clear Creek CLO
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 1.33%, 10/20/30(a)(b)(c)		250	250,254
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.08%, 10/20/30(a)(b)(c)		330	329,090
Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.30%), 6.43%, 10/20/30(a)(b)(c)		1,000	975,050
College Avenue Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(b)		660	657,668
Series 2021-B, Class C, 2.72%, 06/25/52(b)		2,670	2,671,653
Series 2021-B, Class D, 3.78%, 06/25/52(b)		500	499,513
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(a)		61	61,300
Series 1998-4, Class M1, 6.83%, 04/01/30(a)		1,185	1,172,818
Series 1998-8, Class M1, 6.98%, 09/01/30(a)		1,031	993,664
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(a)		2,397	718,193
Series 2000-4, Class A6, 8.31%, 05/01/32(a)		2,419	705,633
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.55%, 04/25/36(a)		1,377	1,364,412
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.16%), 0.25%, 09/25/46(a)		5	4,865

Security	Par (000)		Value

Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.27%), 0.35%, 03/15/34(a)	USD	26	$25,456
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A, 3.33%, 02/15/28(b)		656	657,392
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(b)		9,849	9,849,184
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.10%, 12/25/36(e)		18	18,455
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		2,900	2,970,064
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.44%), 0.53%, 09/25/36(a)(b)		5,821	362,860
Crown Point CLO 8 Ltd., Series 2019-8A, Class E, (3 mo. LIBOR US + 7.10%), 7.23%, 10/20/32(a)(b)(c)		448	443,071
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.30%), 0.38%, 12/15/33(a)(b)		20	18,341
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.19%), 0.27%, 05/15/35(a)(b)		5	5,065
CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.18%), 0.26%, 05/15/36(a)		1,486	1,454,425
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.31%, 10/20/30(a)(b)(c)		1,000	1,000,864
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.75%), 0.00%, 10/15/36(a)(b)		500	500,000
Dorchester Park CLO DAC
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.45%), 1.58%, 04/20/28(a)(b)(c)		1,500	1,499,647
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.75%), 1.88%, 04/20/28(a)(b)(c)		500	499,856
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/15/31(a)(b)(c)		1,250	1,249,646
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/34(a)(b)(c)		1,620	1,618,999
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3 mo. LIBOR US + 0.95%), 1.08%, 07/18/30(a)(b)(c)		1,000	999,758
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.25%, 01/15/31(a)(b)(c)		2,000	1,999,435
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 07/17/31(a)(b)(c)		250	249,468
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3 mo. LIBOR US + 1.05%), 1.18%, 07/15/31(a)(b)(c)		250	250,233
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3 mo. LIBOR US + 1.60%), 1.73%, 07/18/30(a)(b)(c)		500	499,999
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 05/20/34(a)(b)(c)		2,000	1,996,517

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Dryden 77 CLO Ltd.
Series 2020-77A, Class XR, (3 mo. LIBOR US + 1.00%), 1.13%, 05/20/34(a)(b)(c)	USD	250	$250,075
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.03%, 10/15/27(a)(b)(c)		179	178,956
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 1.33%, 08/15/30(a)(b)(c)		1,247	1,247,090
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.58%, 10/15/30(a)(b)(c)		250	250,304
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)(b)		1,393	1,443,332
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(b)		368	366,620
Series 2021-A, Class B, 3.50%, 11/25/50(b)		1,200	1,204,607
Elevation CLO Ltd., Series 2017-7A, Class A, (3 mo. LIBOR US + 1.22%), 1.35%, 07/15/30(a)(b)(c)		500	500,022
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 04/20/34(a)(b)(c)		2,250	2,248,844
Elmwood CLO III Ltd., Series 2019-3A, Class A1, (3 mo. LIBOR US + 1.37%), 1.50%, 10/15/32(a)(b)(c)		250	250,000
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.37%, 04/15/33(a)(b)(c)		500	501,000
FBR Securitization Trust, Series 2005-5, Class M2, (1 mo. LIBOR US + 0.71%), 0.79%, 11/25/35(a)		3,000	2,975,453
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.34%), 1.47%, 07/15/30(a)(b)(c)		250	250,000
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.28%), 0.37%, 12/25/36(a)		537	304,515
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.15%), 0.24%, 12/25/36(a)		2,075	2,020,980
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(b)		3,650	3,736,121
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(b)		4,464	4,449,912
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(b)		5,500	5,445,992
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.95%), 1.08%, 04/17/31(a)(b)(c)		1,250	1,249,262
Flatiron CLO 19 Ltd., Series 2019-1A, Class A, (3 mo. LIBOR US + 1.32%), 1.45%, 11/16/32(a)(b)(c)		500	500,471
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.28%), 0.37%, 02/25/37(a)		2,101	1,718,563
FS RIALTO, Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.31%, 04/16/28(a)(b)(c)		3,820	3,818,629
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3 mo. LIBOR US + 0.95%), 1.08%, 07/24/30(a)(b)(c)		500	499,754

Security	Par (000)		Value

Asset-Backed Securities (continued)
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.33%, 04/16/34(a)(b)(c)	USD	1,000	$1,002,865
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3 mo. LIBOR US + 1.02%), 1.15%, 05/16/31(a)(b)(c)		2,000	2,000,225
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.50%), 0.59%, 12/25/35(a)		3	2,855
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 10/15/30(a)(b)(c)		250	250,007
GMACM Home Equity Loan Trust, Series 2006- HE1, Class A, (1 mo. LIBOR US + 0.32%), 0.40%, 11/25/36(a)		43	91,829
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2017-1A, Class A1R2, (3 mo. LIBOR US + 1.02%), 1.15%, 04/20/34(a)(b)(c)		250	249,286
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class AJ, (3 mo. LIBOR US + 1.30%), 1.43%, 04/20/30(a)(b)(c)		850	850,000
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.11%), 1.24%, 10/29/29(a)(b)(c)		500	500,016
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.79%, 10/29/29(a)(b)(c)		750	738,152
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 1.20%, 01/18/31(a)(b)(c)		500	499,999
Goldman Home Improvement Trust, Series 2021-GRN2, Class B, 1.97%, 06/25/51(b)		2,476	2,419,536
Gracie Point International Funding, Series 2021-1A, Class A, (1 mo. LIBOR US + 0.75%), 0.84%, 11/01/23(a)(b)(c)		4,650	4,649,984
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. LIBOR US + 1.29%), 1.43%, 04/15/33(a)(b)(c)		500	500,876
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 0.79%, 12/25/35(a)		283	125,334
Series 2006-4, Class 1A1, 2.95%, 03/25/36(a)		865	685,003
Series 2007-2, Class AF3, 5.92%, 03/25/37(a)		26	7,454
GSAMP Trust
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.20%), 0.29%, 01/25/47(a)		12	8,108
Series 2007-HS1, Class M5, (1 mo. LIBOR US + 3.38%), 3.46%, 02/25/47(a)		3,566	3,779,649
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 3.38%), 3.46%, 02/25/47(a)		3,000	3,130,665
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.20%), 1.31%, 07/15/34(a)(b)(c)		9,250	9,251,606
Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 1.96%, 07/15/34(a)(b)(c)		1,000	1,001,773
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 1.90%, 07/15/34(a)(b)(c)		650	650,583
Halcyon Loan Advisors Funding Ltd.
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.70%), 1.84%, 10/22/25(a)(b)(c)		786	786,227
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 07/25/27(a)(b)(c)		23	22,616

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Highbridge Loan Management Ltd.
Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 5.28%, 07/18/31(a)(b)(c)	USD	1,120	$1,086,537
Series 3A-2014, Class A1R, (3 mo. LIBOR US + 1.18%), 1.31%, 07/18/29(a)(b)(c)		350	349,916
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1 mo. LIBOR US + 2.03%), 2.11%, 07/25/34(a)		22	22,356
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3 mo. LIBOR US + 1.14%), 1.27%, 04/20/34(a)(b)(c)		7,260	7,234,799
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.12%, 02/05/31(a)(b)(c)		745	744,705
ICG U.S. CLO Ltd.
Series 2014-3A, Class A1RR, (3 mo. LIBOR US + 1.03%), 1.16%, 04/25/31(a)(b)(c)		249	249,246
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.14%), 1.27%, 10/19/28(a)(b)(c)		1,018	1,018,081
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 2.28%, 04/20/32(a)(b)(c)		250	251,427
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.47%, 04/15/33(a)(b)(c)		1,750	1,751,330
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.80%), 0.89%, 07/25/36(a)		3,498	3,489,787
Kayne CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 1.33%, 04/17/33(a)(b)(c)		250	250,000
Kayne CLO 8 Ltd., Series 2020-8A, Class A1, (3 mo. LIBOR US + 1.70%), 1.83%, 07/15/31(a)(b)(c)		250	250,052
Kayne CLO II Ltd., Series 2018-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 10/15/31(a)(b)(c)		1,250	1,251,710
Kayne CLO III Ltd.
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 04/15/32(a)(b)(c)		325	324,925
Series 2019-3A, Class CR, (3 mo. LIBOR US + 1.85%), 1.98%, 04/15/32(a)(b)(c)		250	249,062
Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 2.88%, 04/15/32(a)(b)(c)		250	249,998
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3 mo. LIBOR US + 1.25%), 1.38%, 07/28/42(a)		3,190	2,989,998
KKR CLO 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/15/34(a)(b)(c)		500	498,881
KKR CLO 23 Ltd., Series 23, Class E, (3 mo. LIBOR US + 6.00%), 6.13%, 10/20/31(a)(b)(c)		500	485,243
KVK CLO Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.93%), 1.06%, 05/20/29(a)(b)(c)		257	257,210
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.20%, 01/20/31(a)(b)(c)		2,000	1,999,997
LCM XVIII LP, Series 18A, Class A1R, (3 mo. LIBOR US + 1.02%), 1.15%, 04/20/31(a)(b)(c)		250	250,068
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.88%), 1.01%, 04/20/28(a)(b)(c)		258	257,611
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(b)		2,079	2,083,941
Series 2019-SL2, Class B, 0.00%, 02/25/59(b)(d)		548	82,222

Security	Par (000)		Value

Asset-Backed Securities (continued)
Legacy Mortgage Asset Trust
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(b)	USD	600	$594,677
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33		710	652,787
Lending Funding Trust, Series 2020-2A, Class A, 2.32%, 04/21/31(b)		4,680	4,789,165
Lendmark Funding Trust
Series 2018-2A, Class A, 4.23%, 04/20/27(b)		3,000	3,006,000
Series 2019-2A, Class A, 2.78%, 04/20/28(b)		3,720	3,799,715
Series 2021-1A, Class A, 1.90%, 11/20/31(b)		4,100	4,119,443
Series 2021-1A, Class B, 2.47%, 11/20/31(b)		5,000	5,023,175
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.13%), 1.21%, 05/15/28(a)(b)(c)		726	726,195
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(b)(c)		1,140	1,178,170
Series 2021-1GS, Class A, 2.29%, 01/20/48(b)(c)		3,314	3,348,487
Series 2021-2GS, Class A, 2.22%, 03/20/48(b)(c)		4,221	4,221,468
Logan CLO I Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.16%), 1.31%, 07/20/34(a)(b)(c)		4,000	4,000,148
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.36%), 0.45%, 03/25/46(a)		803	717,867
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 0.39%, 06/25/36(a)		3,472	2,193,717
Series 2006-7, Class 1A, (1 mo. LIBOR US + 0.16%), 0.24%, 08/25/36(a)		4,446	2,831,982
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 08/25/36(a)		6,298	3,363,917
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.33%, 08/25/36(a)		1,453	788,023
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 10/25/36(a)		2,159	897,060
Series 2006-WL3, Class 2A4, (1 mo. LIBOR US + 0.60%), 0.69%, 01/25/36(a)		4,003	3,826,223
Madison Park Funding X Ltd.
Series 2012-10A, Class AR3, (3 mo. LIBOR US + 1.01%), 1.14%, 01/20/29(a)(b)(c)		2,723	2,722,553
Series 2012-10A, Class CR3, (3 mo. LIBOR US + 2.10%), 2.23%, 01/20/29(a)(b)(c)		1,000	1,000,072
Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.53%, 01/20/29(a)(b)(c)		500	497,647
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.04%, 07/23/29(a)(b)(c)		2,155	2,154,666
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.95%), 1.08%, 04/19/30(a)(b)(c)		931	932,052
Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.63%, 04/19/30(a)(b)(c)		350	348,239
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.92%), 1.06%, 01/22/28(a)(b)(c)		313	313,165
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.19%), 1.32%, 10/21/30(a)(b)(c)		1,750	1,752,410
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.97%), 1.10%, 07/27/31(a)(b)(c)		1,000	999,766

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.20%), 1.33%, 07/29/30(a)(b)(c)	USD	2,500	$2,503,319
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 5.08%, 04/15/29(a)(b)(c)		1,000	974,046
Series 2018-30X, Class E, (3 mo. LIBOR US + 4.95%), 5.08%, 04/15/29(a)(c)(f)		250	243,511
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 1.84%, 01/23/31(a)(b)(c)		250	250,010
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3 mo. LIBOR US + 1.12%), 1.25%, 07/17/34(a)(b)(c)		1,250	1,248,510
Mariner CLO LLC, Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.13%, 07/23/29(a)(b)(c)		250	249,917
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 07/20/32(b)		5,000	5,096,457
Series 2021-AA, Class A, 1.86%, 03/20/36(b)		700	705,386
Series 2021-AA, Class B, 2.33%, 03/20/36(b)		1,620	1,637,101
Series 2021-AA, Class C, 2.96%, 03/20/36(b)		2,850	2,881,306
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1 mo. LIBOR US + 1.86%), 1.95%, 06/25/35(a)		1,119	1,130,342
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.52%), 0.61%, 06/25/36(a)(b)		318	294,405
Series 2006-WMC2, Class A4, (1 mo. LIBOR US + 0.30%), 0.39%, 04/25/36(a)		3,676	1,276,998
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.28%), 0.37%, 05/25/37(a)		83	76,343
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.26%), 0.35%, 06/25/46(a)(b)		21	20,634
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 03/20/26(b)		4,130	4,141,573
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(e)		1,086	904,195
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.24%), 0.33%, 05/25/37(a)		2,033	1,625,083
Series 2007-H1, Class 1A2, (1 mo. LIBOR US + 1.75%), 1.84%, 10/25/37(a)		2,981	2,914,306
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.35%, 08/25/37(a)		1,725	1,544,417
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.97%), 1.10%, 04/21/31(a)(b)(c)		1,230	1,229,776
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(b)		1,494	1,631,298
Series 2019-2GS, Class A, 3.69%, 07/20/43(b)		2,521	2,681,296
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A2D, (1 mo. LIBOR US + 0.22%), 0.31%, 11/25/36(a)		5,945	3,706,962
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(b)		1,503	1,625,549
Series 2019-1A, Class A, 4.37%, 12/21/43(b)		2,407	2,617,048
Series 2019-2A, Class A, 2.88%, 09/20/40(b)		346	360,865
Series 2020-2A, Class B, 2.21%, 08/20/46(b)		2,102	2,090,047
Series 2021-1A, Class B, 2.05%, 12/20/46(b)		566	566,221
Series 2021-2A, Class B, 2.09%, 04/22/47(b)		4,896	4,893,360

Security	Par (000)		Value

Asset-Backed Securities (continued)
MP CLO VIII Ltd., Series 2015-2A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.33%, 04/28/34(a)(b)(c)	USD	800	$797,241
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 1.73%, 10/20/30(a)(b)(c)		250	249,999
Navient Private Education Loan Trust, Series 2020-IA, Class B, 2.95%, 04/15/69(b)		1,880	1,922,223
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(b)		1,498	1,572,618
Series 2019-D, Class A2A, 3.01%, 12/15/59(b)		4,339	4,527,175
Series 2020-CA, Class A2B, (1 mo. LIBOR US + 1.60%), 1.68%, 11/15/68(a)(b)		4,100	4,237,343
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 1.26%, 04/15/60(a)(b)		2,153	2,153,829
Series 2021-DA, Class B, 2.61%, 04/15/60(b)(d)		1,110	1,110,000
Series 2021-DA, Class C, 3.48%, 04/15/60(b)(d)		5,000	5,000,000
Series 2021-DA, Class D, 4.00%, 04/15/60(b)(d)		5,000	4,860,000
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(b)		2,210	2,301,891
Nelnet Student Loan Trust
Series 2021-A, Class A1, (1 mo. LIBOR US + 0.80%), 0.89%, 04/20/62(a)(b)		2,602	2,612,562
Series 2021-A, Class A2, (1 mo. LIBOR US + 1.03%), 1.12%, 04/20/62(a)(b)		2,680	2,732,830
Series 2021-A, Class APT2, 1.36%, 04/20/62(b)		3,467	3,465,739
Series 2021-A, Class B2, 2.85%, 04/20/62(b)		1,640	1,662,475
Series 2021-A, Class C, 3.75%, 04/20/62(b)		950	956,016
Series 2021-A, Class D, 4.93%, 04/20/62(b)		1,690	1,713,890
Series 2021-BA, Class B, 2.68%, 04/20/62(b)		8,450	8,456,088
Series 2021-BA, Class C, 3.57%, 04/20/62(b)		2,370	2,361,435
Series 2021-BA, Class D, 4.75%, 04/20/62(b)		8,380	8,351,740
Series 2021-CA, Class B, 2.53%, 04/20/62(b)		7,230	7,130,783
Series 2021-CA, Class C, 3.36%, 04/20/62(b)		2,770	2,731,265
Series 2021-CA, Class D, 4.44%, 04/20/62(b)		5,590	5,514,966
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class AR2, (3 mo. LIBOR US + 1.03%), 1.16%, 01/28/30(a)(b)(c)		500	499,906
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3 mo. LIBOR US + 1.16%), 1.30%, 07/15/34(a)(b)(c)		525	525,187
Series 2015-20A, Class DRR, (3 mo. LIBOR US + 2.95%), 3.09%, 07/15/34(a)(b)(c)		1,000	1,002,991
Series 2015-20A, Class ERR, (3 mo. LIBOR US + 6.50%), 6.64%, 07/15/34(a)(b)(c)		750	749,963
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 10/17/30(a)(b)(c)		250	249,999
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.30%, 10/18/30(a)(b)(c)		1,050	1,050,014
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3 mo. LIBOR US + 1.40%), 1.53%, 10/19/31(a)(b)(c)		250	250,151
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3 mo. LIBOR US + 1.10%), 1.24%, 07/16/35(a)(b)(c)		3,000	2,992,997
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.40%), 0.49%, 10/25/36(a)(b)		225	276,916

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1 mo. LIBOR US + 0.24%), 0.33%, 11/25/36(a)	USD	4,352	$1,890,707
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A2, 5.26%, 01/15/19(a)		32	20,686
Series 2002-A, Class M1, 7.76%, 03/15/32(a)		2,146	2,135,021
Series 2002-C, Class M1, 6.89%, 11/15/32(a)		2,482	2,483,757
OCP CLO Ltd.
Series 2015-10A, Class A2AR, (3 mo. LIBOR US + 1.30%), 1.43%, 10/26/27(a)(b)(c)		250	249,772
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.12%), 1.25%, 10/18/28(a)(b)(c)		2,297	2,297,969
Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.13%, 10/18/28(a)(b)(c)		1,000	1,000,044
Series 2017-13A, Class A1AR, (3 mo. LIBOR US + 0.96%), 1.08%, 07/15/30(a)(b)(c)(d)		1,250	1,250,000
Series 2017-13A, Class A2R, (3 mo. LIBOR US + 1.55%), 1.67%, 07/15/30(a)(b)(c)(d)		250	250,000
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.09%), 1.22%, 07/20/32(a)(b)(c)		1,100	1,101,722
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 1.09%, 04/16/31(a)(b)(c)		3,000	2,999,090
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A2S, (3 mo. LIBOR US + 1.70%), 1.83%, 04/21/31(a)(b)(c)		500	500,171
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.18%), 1.31%, 01/24/33(a)(b)(c)		250	250,016
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.20%), 6.33%, 03/17/30(a)(b)(c)		540	539,488
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.19%), 1.32%, 01/20/31(a)(b)(c)		1,100	1,100,016
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.10%, 04/15/31(a)(b)(c)		250	249,927
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.58%), 1.71%, 07/25/30(a)(b)(c)		650	649,671
Octagon Investment Partners 51 Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.15%), 1.26%, 07/20/34(a)(b)(c)		1,250	1,249,260
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.48%, 07/19/30(a)(b)(c)		350	350,368
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.13%, 01/25/31(a)(b)(c)		1,000	999,720
Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 1.23%, 01/25/31(a)(b)(c)		500	500,000
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 04/21/34(a)(b)(c)		1,500	1,499,268
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 1.58%, 04/18/33(a)(b)(c)		300	300,083
OHA Credit Funding 7 Ltd., Series 2020-7A, Class A, (3 mo. LIBOR US + 1.25%), 1.38%, 10/19/32(a)(b)(c)		250	250,038

Security	Par (000)		Value

Asset-Backed Securities (continued)
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 1.17%, 05/23/31(a)(b)(c)	USD	770	$769,536
OneMain Financial Issuance Trust
Series 2019-1A, Class B, 3.79%, 02/14/31(b)		2,000	2,005,739
Series 2019-2A, Class A, 3.14%, 10/14/36(b)		4,770	5,102,154
Series 2021-1A, Class B, 1.95%, 06/16/36(b)		4,700	4,696,475
Series 2021-1A, Class C, 2.22%, 06/16/36(b)		4,680	4,665,675
Series 2021-1A, Class D, 2.47%, 06/16/36(b)		5,000	4,977,025
Oportun Issuance Trust
Series 2021-B, Class A, 1.47%, 05/08/31(b)		1,970	1,971,109
Series 2021-B, Class B, 1.96%, 05/08/31(b)		5,000	5,013,322
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		3,917	3,895,940
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		3,212	3,203,982
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1 mo. LIBOR US + 1.20%), 1.28%, 10/15/37(a)(b)(d)		2,216	2,190,809
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.25%), 1.39%, 10/22/30(a)(b)(c)		834	833,993
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.70%), 1.84%, 10/22/30(a)(b)(c)		500	499,969
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.20%), 2.33%, 10/17/29(a)(b)(c)		500	498,871
OZLM XIV Ltd., Series 2015-14A, Class A1SR, (3 mo. LIBOR US + 1.25%), 1.38%, 07/15/34(a)(b)(c)		1,500	1,504,084
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.80%), 5.93%, 04/20/31(a)(b)(c)		1,000	928,774
OZLM XXII Ltd., Series 2018-22A, Class A2, (3 mo. LIBOR US + 1.50%), 1.63%, 01/17/31(a)(b)(c)		500	495,909
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(b)		3,439	3,465,245
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.26%, 01/17/31(a)(b)(c)		1,000	1,000,241
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.65%), 2.78%, 01/17/31(a)(b)(c)		400	400,001
Series 2015-1A, Class A1A4, (3 mo. LIBOR US + 1.13%), 1.26%, 05/21/34(a)(b)(c)		660	663,647
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 1.83%, 05/21/34(a)(b)(c)		1,000	1,004,947
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.88%, 07/20/30(a)(b)(c)		750	749,251
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 5.88%, 07/20/30(a)(b)(c)		500	499,174
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.16%, 04/18/31(a)(b)(c)		500	500,089
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.73%, 07/16/31(a)(b)(c)		500	500,556
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1, (3 mo. LIBOR US + 0.90%), 1.03%, 11/15/26(a)(b)(c)		62	62,343
Series 2018-4A, Class B, (3 mo. LIBOR US + 1.90%), 2.03%, 11/15/26(a)(b)(c)		1,000	1,000,208
Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.40%), 1.53%, 01/20/27(a)(b)(c)		250	249,999

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.35%), 1.48%, 02/20/28(a)(b)(c)	USD	400	$399,363
Series 2020-2A, Class D, (3 mo. LIBOR US + 5.50%), 5.63%, 04/20/28(a)(b)(c)		250	249,757
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 5.17%, 07/20/29(a)(b)(c)		250	249,966
Parallel Ltd.
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.85%), 0.98%, 07/20/27(a)(b)(c)		146	145,645
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.75%), 1.88%, 07/20/27(a)(b)(c)		1,000	995,331
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.33%, 08/23/31(a)(b)(c)		350	350,105
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 5.98%, 08/23/31(a)(b)(c)		1,500	1,457,433
Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 6.94%, 02/14/34(a)(b)(c)		900	877,490
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.31%, 07/24/31(a)(b)(c)		764	763,761
Pikes Peak Clo 2, Series 2018-2A, Class A, (3 mo. LIBOR US + 1.29%), 1.42%, 01/18/32(a)(b)(c)		250	250,119
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1 mo. LIBOR US + 0.54%), 0.63%, 05/25/36(a)		5,983	5,828,510
Prodigy Finance DAC
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 2.59%, 07/25/51(a)(b)(c)		3,055	3,072,732
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 3.84%, 07/25/51(a)(b)(c)		3,055	3,076,913
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 5.99%, 07/25/51(a)(b)(c)		2,280	2,305,392
Progress Residential Trust
Series 2019-SFR3, Class E, 3.37%, 09/17/36(b)		3,000	3,058,228
Series 2019-SFR3, Class F, 3.87%, 09/17/36(b)		1,000	1,019,146
Series 2019-SFR4, Class E, 3.44%, 10/17/36(b)		3,000	3,041,952
Series 2019-SFR4, Class F, 3.68%, 10/17/36(b)		2,500	2,549,179
Series 2021-SFR5, Class F, 3.16%, 07/17/38(b)		1,808	1,797,175
Series 2021-SFR6, Class F, 3.42%, 07/17/38(b)		3,577	3,572,013
Series 2021-SFR7, Class F, 3.83%, 08/17/40(b)		5,735	5,659,686
Series 2021-SFR8, Class F, 3.18%, 10/17/38(b)		4,500	4,461,816
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.17%, 02/20/30(a)(b)(c)		1,135	1,135,731
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3 mo. LIBOR US + 1.16%), 1.29%, 04/20/34(a)(b)(c)		3,000	3,002,794
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.72%, 06/20/34(a)(b)(c)		250	250,000
Regional Management Issuance Trust
Series 2019-1, Class A, 3.05%, 11/15/28(b)		3,960	4,000,145
Series 2020-1, Class A, 2.34%, 10/15/30(b)		720	734,551
Series 2020-1, Class B, 3.23%, 10/15/30(b)		320	326,752
Series 2021-2, Class B, 2.35%, 08/15/33(b)		1,098	1,088,233
Series 2021-2, Class C, 3.23%, 08/15/33(b)		820	811,008
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35(e)		1,627	1,740,349
Republic FInance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(b)		4,050	4,084,440

Security	Par (000)		Value

Asset-Backed Securities (continued)
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3 mo. LIBOR US + 1.06%), 1.19%, 01/18/34(a)(b)(c)	USD	1,100	$1,097,339
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3 mo. LIBOR US + 1.10%), 1.23%, 04/20/34(a)(b)(c)		1,500	1,493,141
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.63%, 10/15/29(a)(b)(c)		1,250	1,249,544
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.90%), 2.03%, 10/15/29(a)(b)(c)		1,000	999,938
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 2.98%, 10/15/29(a)(b)(c)		1,000	1,000,001
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 6.38%, 10/15/29(a)(b)(c)		1,000	993,685
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/30(a)(b)(c)		2,144	2,144,001
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.88%, 10/20/30(a)(b)(c)		2,250	2,184,975
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.23%, 05/20/31(a)(b)(c)		750	750,229
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.00%), 6.13%, 10/20/31(a)(b)(c)		1,000	967,572
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.17%), 1.25%, 07/20/34(a)(b)(c)		3,500	3,498,092
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 1.30%, 07/25/31(a)(b)(c)		250	250,000
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.16%, 04/20/31(a)(b)(c)		1,237	1,237,529
RR 19 Ltd., Series 2021-19A, Class A2, (3 mo. LIBOR US + 1.65%), 0.00%, 10/15/35(a)(b)(c)		500	500,000
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.22%, 01/15/30(a)(b)(c)		3,950	3,957,420
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(b)		2,107	2,234,954
Shackleton CLO Ltd.
Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 07/15/30(a)(b)(c)		995	994,336
Series 2016-9A, Class AR, (3 mo. LIBOR US + 1.13%), 1.26%, 10/20/28(a)(b)(c)		223	222,851
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, (3 mo. LIBOR US + 1.16%), 1.29%, 04/17/34(a)(b)(c)		5,000	5,007,398
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, (3 mo. LIBOR US + 0.98%), 1.11%, 04/20/29(a)(b)		1,918	1,919,984
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 1.24%, 04/25/31(a)(b)(c)		300	299,912
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 1.40%, 04/20/33(a)(b)(c)		500	501,530
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.24%), 1.37%, 07/20/30(a)(b)(c)		1,500	1,500,768
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3 mo. LIBOR US + 0.31%), 0.43%, 12/15/38(a)		1,820	1,793,594
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 0.45%, 06/15/39(a)		1,305	1,279,667

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
SLM Private Credit Student Loan Trust
Series 2005-B, Class B, (3 mo. LIBOR US + 0.40%), 0.52%, 06/15/39(a)	USD	585	$581,972
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.20%), 0.32%, 12/15/39(a)		2,294	2,243,598
SLM Private Education Loan Trust
Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.83%, 10/15/41(a)(b)		3,805	4,261,552
Series 2014-A, Class B, 3.50%, 11/15/44(b)		2,044	2,046,362
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(b)		2,365	2,465,513
Series 2016-B, Class A2A, 2.43%, 02/17/32(b)		1,941	1,984,988
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 0.98%, 09/15/34(a)(b)		2,504	2,518,689
Series 2017-B, Class A2A, 2.82%, 10/15/35(b)		1,245	1,284,936
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.75%), 0.83%, 10/15/35(a)(b)		2,044	2,051,744
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.80%), 0.88%, 02/15/36(a)(b)		3,785	3,800,496
Series 2019-B, Class A2A, 2.84%, 06/15/37(b)		4,128	4,291,657
Series 2021-A, Class B, 2.31%, 01/15/53(b)		1,120	1,134,877
Series 2021-A, Class C, 2.99%, 01/15/53(b)		3,290	3,335,525
Series 2021-A, Class D1, 3.86%, 01/15/53(b)		1,480	1,477,169
Series 2021-A, Class D2, 3.86%, 01/15/53(b)		800	798,038
Series 2021-B, Class A, 1.31%, 07/17/51(b)		4,389	4,386,982
Series 2021-C, Class A2, (1 mo. LIBOR US + 0.80%), 0.88%, 01/15/53(a)(b)		1,770	1,770,000
Series 2021-C, Class APT1, 1.39%, 01/15/53(b)		2,237	2,230,706
Series 2021-C, Class B, 2.30%, 01/15/53(b)		840	841,811
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(b)		818	841,190
SoFi RR Funding IV Trust, Series 2021-1, Class A, 2.98%, 12/31/25(b)(d)(e)		2,915	2,915,406
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.07%), 1.20%, 01/26/31(a)(b)(c)		250	250,251
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.04%, 01/23/29(a)(b)(c)		4,175	4,171,672
Sound Point CLO XXIII Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.17%), 1.32%, 07/15/34(a)(b)(c)		2,240	2,234,694
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 1.41%, 01/25/32(a)(b)(c)		1,000	1,000,462
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.80%), 0.88%, 01/25/35(a)		109	105,750
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 09/25/37(b)		2,453	2,473,241
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.38%, 10/15/30(a)(b)(c)		250	250,007
Structured Asset Investment Loan Trust, Series 2004-10, Class A11, (1 mo. LIBOR US + 1.50%), 1.59%, 11/25/34(a)		256	258,594
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC2, Class A1, (1 mo. LIBOR US + 0.16%), 0.24%, 09/25/36(a)		2,204	1,730,623
Series 2007-GEL1, Class A3, (1 mo. LIBOR US + 0.60%), 0.69%, 01/25/37(a)(b)		1,600	1,300,186

Security	Par (000)		Value

Asset-Backed Securities (continued)
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(b)	USD	2,053	$2,191,734
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 1.09%, 04/16/31(a)(b)(c)		500	500,180
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 10/15/31(a)(b)(c)		300	300,114
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.88%), 1.01%, 04/15/28(a)(b)(c)		764	764,436
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3 mo. LIBOR US + 1.70%), 1.83%, 04/18/33(a)(b)(c)		250	250,124
Symphony CLO XXIII Ltd., Series 2020-23A, Class B, (3 mo. LIBOR US + 1.75%), 1.88%, 01/15/34(a)(b)(c)		1,150	1,150,428
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/20/33(a)(b)(c)		689	688,983
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.96%), 1.08%, 11/18/30(a)(b)(c)		1,000	1,000,065
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.55%), 0.00%, 07/15/30(a)(b)(c)		1,000	1,000,000
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.05%), 1.18%, 07/15/28(a)(b)(c)		1,032	1,031,624
TICP CLO III Ltd., Series 2018-3R, Class B, (3 mo. LIBOR US + 1.35%), 1.48%, 04/20/28(a)(b)		500	500,250
TICP CLO IX Ltd., Series 2017-9A, Class B, (3 mo. LIBOR US + 1.60%), 1.73%, 01/20/31(a)(b)(c)		250	250,097
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.25%, 01/15/34(a)(b)(c)		4,250	4,247,677
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.63%, 01/15/34(a)(b)(c)		320	315,524
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.18%, 04/15/33(a)(b)(c)		600	601,747
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3 mo. LIBOR US + 1.17%), 1.28%, 07/15/34(a)(b)(c)		250	250,525
TICP CLO XIV Ltd., Series 2019-14A, Class A1A, (3 mo. LIBOR US + 1.34%), 1.47%, 10/20/32(a)(b)(c)		400	400,342
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 1.41%, 04/20/33(a)(b)(c)		750	750,752
Towd Point Mortgage Trust
Series 2019-HY2, Class A1, (1 mo. LIBOR US + 1.00%), 1.09%, 05/25/58(a)(b)		2,034	2,049,493
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(a)(b)		1,569	1,568,468
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.12%, 04/25/32(a)(b)(c)		650	649,683
Tricon American Homes Trust
Series 2017-SFR1, Class F, 5.15%, 09/17/34(b)		4,781	4,799,741
Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		2,000	2,087,009
Series 2019-SFR1, Class E, 3.40%, 03/17/38(b)		2,000	2,033,871

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Tricon American Homes Trust
Series 2020-SFR1, Class F, 4.88%, 07/17/38(b)	USD	7,351	$7,744,312
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3 mo. LIBOR US + 1.40%), 1.53%, 10/18/31(a)(b)(c)		250	250,004
Upstart Pass-Through Trust
Series 2021-ST3, Class A, 2.00%, 05/20/27(b)		4,377	4,390,764
Series 2021-ST4, Class A, 2.00%, 07/20/27(b)		896	895,182
Series 2021-ST5, Class A, 2.00%, 07/20/27(b)		4,425	4,418,666
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 1.41%, 04/15/33(a)(b)(c)		340	340,601
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.97%), 1.10%, 04/25/31(a)(b)(c)		1,000	999,694
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 1.28%, 10/18/31(a)(b)(c)		498	498,109
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.97%), 1.11%, 07/23/27(a)(b)(c)		778	778,868
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/31(a)(b)(c)		500	500,397
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.95%), 1.08%, 04/17/30(a)(b)(c)		250	249,944
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/34(a)(b)(c)		1,000	996,576
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.26%, 10/15/30(a)(b)(c)		1,250	1,249,686
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.30%), 1.43%, 04/19/31(a)(b)(c)		250	248,817
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.00%), 1.13%, 07/15/31(a)(b)(c)		250	250,171
Wachovia Asset Securitization Issuance II LLC Trust
Series 2007-HE1, Class A, (1 mo. LIBOR US + 0.14%), 0.22%, 07/25/37(a)(b)		1,435	1,376,728
Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.13%), 0.22%, 07/25/37(a)(b)		1,613	1,548,374
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1 mo. LIBOR US + 0.16%), 0.24%, 08/25/36(a)		9,684	9,360,491
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.18%), 0.45%, 09/25/36(a)		232	94,825
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.16%), 0.24%, 10/25/36(a)		1,538	1,324,416
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.15%), 1.28%, 01/17/31(a)(b)(c)		1,525	1,525,426
York CLO-2 Ltd.
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.29%, 01/22/31(a)(b)(c)		1,220	1,219,997
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.45%), 1.59%, 01/22/31(a)(b)(c)		250	249,418
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 5.79%, 01/22/31(a)(b)(c)		1,000	976,351
York CLO-3 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.25%), 1.38%, 10/20/29(a)(b)(c)		1,000	1,000,173

Total Asset-Backed Securities — 48.1% (Cost: $991,048,501)			988,306,969

Security	Par (000)		Value

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00%(d)(g)(h)(i)	USD	500	$—
0.00%(d)(g)(h)(i)		250	—

			—

Insurance — 0.1%
Ambac Assurance Corp., 5.10%(b)(i)		58	81,706
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 5.25%, 07/06/26(a)(b)		2,385	2,420,005

			2,501,711

Total Corporate Bonds — 0.1% (Cost: $2,437,353)			2,501,711

Floating Rate Loan Interests(d)

Distributors — 0.3%
Amazon Logistics, Term Loan, (1 mo. LIBOR US + 2.95%, 0.25% Floor), 3.20%, 10/09/23		6,662	6,662,348

Thrifts & Mortgage Finance — 0.2%
Caliber Home Loans, Inc., Advances, (1 mo. LIBOR US + 2.88%, 0.00% Floor), 2.98%, 07/24/25		3,515	3,506,212

Total Floating Rate Loan Interests — 0.5% (Cost: $10,176,372)			10,168,560

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 11.3%
Agate Bay Mortgage Trust
Series 2014-1, Class B5, 3.82%, 07/25/44(a)(b)		1,533	1,521,494
Series 2014-2, Class B5, 3.87%, 09/25/44(a)(b)		1,612	1,608,205
Series 2014-3, Class B5, 3.83%, 11/25/44(a)(b)		1,533	1,520,722
Series 2015-1, Class B5, 3.75%, 01/25/45(a)(b)		723	684,631
Series 2015-3, Class B5, 3.57%, 04/25/45(a)(b)		832	794,530
Series 2015-4, Class B5, 3.54%, 06/25/45(a)(b)		580	555,816
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(b)		11,960	11,951,370
Series 2021-G, Class B, 3.75%, 06/25/61(a)(b)		1,283	1,283,596
Series 2021-G, Class C, 0.00%, 06/25/61(b)(d)		2,378	2,192,162
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.21%), 0.30%, 10/25/46(a)		102	65,417
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.92%), 1.01%, 11/25/46(a)		981	403,160
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.70%), 0.79%, 02/25/47(a)		35	19,487
Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/49(a)(b)		405	404,609
Angel Oak Mortgage Trust I LLC
Series 2019-2, Class A1, 3.63%, 03/25/49(a)(b)		900	908,344
Series 2019-2, Class B2, 6.29%, 03/25/49(a)(b)		716	726,641
APS Resecuritization Trust
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.85%), 2.94%, 09/27/46(a)(b)		249	249,225
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.60%), 2.69%, 04/27/47(a)(b)		30	29,793
ARI Investments LLC, Series 2017-1, Class A, 4.61%, 01/06/25(d)		502	498,158

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Banc of America Alternative Loan Trust, Series 2006-4, Class 3CB1, (1 mo. LIBOR US + 0.80%), 0.89%, 05/25/46(a)	USD	671	$535,857
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(b)		326	90,170
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(b)		396	410,862
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37		1,326	1,303,749
BCAP LLC Trust, Series 2011-RR4, Class 3A6, 2.98%, 07/26/36(a)(b)		1,606	1,630,761
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(e)		192	166,129
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.28%), 0.37%, 08/25/36(a)		678	670,234
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.17%), 0.26%, 03/25/37(a)		251	239,064
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.21%), 0.30%, 06/25/37(a)		22	22,076
BRAVO Residential Funding Trust
Series 2019-NQM1, Class B2, 5.69%, 07/25/59(a)(b)		1,146	1,157,611
Series 2019-NQM2, Class B2, 4.80%, 11/25/59(a)(b)		996	1,001,324
Central Park Funding Trust, Series 2021-2, Class PT, (1 mo. LIBOR US + 3.00%), 3.09%, 10/27/22(a)(b)		968	967,943
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		9,834	6,013,218
CIM Trust, Series 2019-J2, Class B4, 3.79%, 10/25/49(a)(b)		925	927,075
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37		2,368	2,142,568
Series 2008-2, Class 1A1, 6.50%, 06/25/38		363	323,575
Citigroup Mortgage Loan Trust
Series 2014-C, Class B2, 4.25%, 02/25/54(b)		317	333,758
Series 2019-IMC1, Class B1, 3.97%, 07/25/49(a)(b)		1,580	1,596,637
Series 2019-IMC1, Class B2, 5.41%, 07/25/49(a)(b)		3,171	3,243,963
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(b)		2,609	2,714,846
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A5, 6.00%, 03/25/37		2,144	2,188,593
COLT Mortgage Loan Trust, Series 2020-2, Class M1, 5.25%, 03/25/65(a)(b)		761	779,156
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.35%), 0.44%, 06/25/35(a)		1,284	1,091,902
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.64%), 0.72%, 11/20/35(a)		571	528,689
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.60%), 0.69%, 01/25/36(a)		389	373,784
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.00%), 1.09%, 02/25/36(a)		521	496,689
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		818	569,440
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.46%), 0.55%, 11/25/36(a)		161	157,883

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.50%), 0.59%, 07/25/46(a)	USD	3,795	$3,706,299
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,264	807,262
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		185	120,323
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.84%), 0.93%, 03/25/47(a)		232	210,785
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.40%), 1.49%, 08/25/35(a)		1,134	944,123
Series 2007-15, Class 2A2, 6.50%, 09/25/37		701	391,991
Series 2007-HYB1, Class 3A1, 2.98%, 03/25/37(a)		2,093	1,992,131
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		39	21,330
Credit Suisse Mortgage Trust
Series 2007-5, Class 1A11, 7.00%, 08/25/37(a)		2,052	1,626,235
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.12%), 0.20%, 08/27/36(a)(b)		114	106,509
Series 2014-SAF1, Class B5, 4.00%, 03/25/44(a)(b)		1,585	1,558,121
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(b)		3,299	3,298,181
Deephaven Residential Mortgage Trust
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(b)		1,620	1,613,147
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(b)		3,671	3,670,627
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(a)		20	19,873
GCAT Trust, Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(b)		2,533	2,645,164
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.00%), 2.09%, 03/25/36(a)		23	22,476
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(b)		853	855,213
Series 2020-PJ2, Class B4, 3.62%, 07/25/50(a)(b)		1,065	1,077,407
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.35%), 0.44%, 03/25/35(a)(b)		68	64,260
Series 2005-RP3, Class 2A1, 3.45%, 09/25/35(a)(b)		4,036	3,964,438
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.35%), 0.44%, 01/25/36(a)(b)		55	46,354
Series 2006-RP2, Class 2A1, 3.53%, 04/25/36(a)(b)		2,938	2,834,781
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 2.34%, 04/25/36(a)		2,099	1,668,527
Homeward Opportunities Fund I Trust,
Series 2020-2, Class B1, 5.45%, 05/25/65(a)(b)		3,640	3,801,795
IndyMac Index Mortgage Loan Trust
Series 2007-AR19, Class 3A1, 2.97%, 09/25/37(a)		276	223,010
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.24%), 0.33%, 08/25/37(a)		3,704	3,481,849
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(e)		4,257	3,922,504

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 2.51%, 07/25/35(a)	USD	415	$419,693
Series 2020-5, Class B3, 3.64%, 12/25/50(a)(b)		3,902	3,951,853
Series 2021-INV5, Class A2A, 2.50%, 12/25/51(a)(b)		20,000	20,228,125
Legacy Mortgage Asset Trust, Series 2020-SL1, Class A, 2.73%, 01/25/60(b)(e)		492	496,229
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.15%), 1.24%, 12/25/37(a)		35	36,720
LHOME Mortgage Trust, Series 2019-RTL2, Class A1, 3.84%, 03/25/24(b)		2,945	2,958,838
Loan Revolving Advance Investment Trust
Series 2021-1, Class A1X, (1 mo. LIBOR US + 2.75%), 2.87%, 12/31/22(a)(b)		7,500	7,500,000
Series 2021-2, Class A1X, (1 mo. LIBOR US + 2.75%), 2.87%, 06/30/23(a)(b)		10,000	10,000,000
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, (1 mo. LIBOR US + 2.50%), 2.59%, 04/01/24(a)(b)		2,812	2,897,910
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.17%, 05/25/36(a)(b)		1,363	1,312,615
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(b)		1,079	1,009,614
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28		500	178,830
Series 2021-VFN1, Class Note, 3.00%, 08/25/28		650	650,057
Mello Warehouse Securitization Trust
Series 2020-2, Class F, (1 mo. LIBOR US + 3.25%), 3.34%, 11/25/53(a)(b)		2,000	1,994,395
Series 2021-2, Class E, (1 mo. LIBOR US + 2.75%), 2.84%, 04/25/55(a)(b)		3,800	3,794,612
MFA Trust, Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(b)		700	696,730
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.34%), 0.43%, 04/16/36(a)(b)		283	263,580
New Residential Mortgage Loan Trust,
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(b)		1,998	2,100,088
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(e)		444	467,290
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.42%), 0.51%, 06/25/37(a)		714	621,164
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(b)		8,301	8,371,406
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(b)		790	798,427
Preston Ridge Partners Mortgage LLC, Series 2021-4, Class A1, 1.87%, 04/25/26(b)(e)		4,637	4,630,068
RALI Trust, Series 2006-QO10, Class A1, (1 mo. LIBOR US + 0.32%), 0.41%, 01/25/37(a)		2,328	2,242,591
RCKT Mortgage Trust, Series 2020-1, Class B4, 3.52%, 02/25/50(a)(b)		975	978,859
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.34%), 0.43%, 06/25/35(a)(b)		100	97,016
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.40%), 0.49%, 09/25/35(a)(b)		665	593,722

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.66%, 09/25/59(a)(b)	USD	2,900	$3,006,454
RFMSI Series Trust, Series 2006-SA2, Class 2A1, 4.44%, 08/25/36(a)		26	20,741
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(b)		2,820	2,895,785
Series 2020-INV1, Class M1, 2.50%, 11/25/55(b)		2,688	2,720,105
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.42%), 0.51%, 05/25/46(a)		39	34,945
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.35%), 0.44%, 06/25/35(a)(b)		975	883,678
Series 2005-RF5, Class 2A, 3.43%, 07/25/35(a)(b)		2,689	2,698,642
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(b)		4,323	3,229,879
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(b)		1,367	1,023,306
Thornburg Mortgage Securities Trust,
Series 2006-3, Class A1, 2.03%, 06/25/46(a)		1,222	1,008,066
Toorak Mortgage Corp. Ltd., Series 2019-2, Class A1, 3.72%, 09/25/22(e)		5,000	5,026,128
Verus Securitization Trust
Series 2019-4, Class B1, 3.86%, 11/25/59(a)(b)		800	808,886
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(b)		2,600	2,703,204
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(b)		3,000	2,993,482
Series 2021-R1, Class M1, 2.34%, 10/25/63(b)		3,250	3,271,547
Vista Point Securitization Trust, Series 2020-1, Class B1, 5.38%, 03/25/65(a)(b)		1,000	1,034,408
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-9, Class 5A6, (1 mo. LIBOR US + 0.55%), 0.64%, 11/25/35(a)		448	316,140
Series 2005-9, Class 5A9, 5.50%, 11/25/35		184	171,462
Series 2006-4, Class 1A1, 6.00%, 04/25/36		200	206,121
Series 2006-4, Class 3A1, 7.00%, 05/25/36(e)		123	121,634
Series 2006-AR1, Class A1A, (1 mo. LIBOR US + 0.50%), 0.59%, 02/25/36(a)		1,485	1,294,161
Series 2006-AR5, Class A1A, (12 mo. Federal Reserve Cumulative Average US + 0.99%), 1.08%, 06/25/46(a)		219	215,924
Series 2007-HY1, Class A2A, (1 mo. LIBOR US + 0.16%), 0.25%, 02/25/37(a)		700	633,214
Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Francisco + 1.25%), 1.51%, 05/25/47(a)		2,549	2,558,083
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.75%), 0.84%, 06/25/47(a)		594	576,036
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 2.71%, 10/25/36(a)		1,299	1,287,625
Western Alliance CLN, Series 2021-CL1, Class M, 5.63%, 12/28/24(a)(b)		8,540	8,533,036
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.99%, 11/20/44(a)(b)		923	899,364

			231,252,119

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 30.7%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(b)	USD	5,000	$5,442,275
Series 2017-245P, Class C, 3.78%, 06/05/37(a)(b)		3,000	3,201,625
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(b)		1,151	1,163,489
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 0.96%, 09/15/34(a)(b)		5,000	4,999,940
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.20%, 09/15/34(a)(b)		1,705	1,700,695
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(b)		11,637	11,650,951
AOA Mortgage Trust, Series 2015-1177, Class D, 3.11%, 12/13/29(a)(b)		1,849	1,840,556
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.10%), 2.18%, 04/15/35(a)(b)		644	638,326
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1 mo. LIBOR US + 1.05%), 1.13%, 09/15/32(a)(b)		2,000	2,000,000
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.72%, 04/14/33(a)(b)		1,294	1,319,589
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 0.98%, 11/15/32(a)(b)		2,470	2,426,661
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.08%, 11/15/32(a)(b)		1,090	905,376
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62		3,000	3,209,279
Series 2020-BN28, Class A4, 1.84%, 03/15/63		4,200	4,117,169
Series 2021-BN32, Class A5, 2.64%, 04/15/54		3,260	3,399,229
Series 2021-BN33, Class A5, 2.56%, 05/15/64		4,440	4,599,644
Series 2021-BN35, Class A5, 2.29%, 06/15/64		744	751,744
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B, 4.10%, 05/15/52		3,510	3,941,276
Series 2019-C3, Class D, 3.00%, 05/15/52(b)		3,014	2,890,449
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1 mo. LIBOR US + 0.41%), 0.49%, 04/25/36(a)(b)		8,511	8,087,721
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.54%), 0.63%, 04/25/36(a)(b)		19	18,248
Series 2006-4A, Class A2, (1 mo. LIBOR US + 0.41%), 0.49%, 12/25/36(a)(b)		1,846	1,766,614
Series 2006-SP2, Class A, (1 mo. LIBOR US + 0.28%), 0.37%, 01/25/37(a)(b)		1,889	1,841,164
Series 2007-1, Class A2, (1 mo. LIBOR US + 0.27%), 0.36%, 03/25/37(a)(b)		8,923	8,553,785
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.36%, 07/25/37(a)(b)		40	38,653
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.45%), 0.54%, 09/25/37(a)(b)		8,255	7,929,889
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.59%, 12/25/37(a)(b)		4,500	4,431,200
BBCMS Mortgage Trust
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(b)		1,000	886,498
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 0.81%, 03/15/37(a)(b)		5,000	4,984,372

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)	USD	430	$455,989
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class B, 5.21%, 02/11/41(a)		426	423,753
Beast Mortgage Trust
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 1.18%, 04/15/36(a)(b)		278	278,084
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 1.43%, 04/15/36(a)(b)		337	337,101
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 1.68%, 04/15/36(a)(b)		324	324,098
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 2.18%, 04/15/36(a)(b)		278	278,084
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 2.98%, 04/15/36(a)(b)		262	262,079
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 3.88%, 04/15/36(a)(b)		293	293,088
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 4.99%, 04/15/36(a)(b)		216	216,065
Benchmark Mortgage Trust
Series 2018-B5, Class C, 4.76%, 07/15/51(a)		3,162	3,536,647
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(a)(b)		349	370,902
Series 2019-B15, Class A5, 2.93%, 12/15/72		4,747	5,054,229
Series 2019-B15, Class B, 3.56%, 12/15/72		1,921	2,060,842
Series 2020-B19, Class A5, 1.85%, 09/15/53		3,300	3,243,026
Series 2020-B21, Class A5, 1.98%, 12/17/53		2,790	2,757,760
Series 2021-B24, Class A5, 2.58%, 03/15/54		3,000	3,113,153
Series 2021-B25, Class A5, 2.58%, 04/15/54		2,530	2,623,902
Series 2021-B26, Class A5, 2.61%, 06/15/54		4,000	4,160,328
Series 2021-B28, Class A5, 2.22%, 08/15/54(a)		4,044	4,065,923
BFLD Trust, Series 2020-EYP, Class E, (1 mo. LIBOR US + 3.70%), 3.78%, 10/15/35(a)(b)		2,000	2,013,812
BHMS
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.33%, 07/15/35(a)(b)		2,850	2,857,531
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 1.98%, 07/15/35(a)(b)		2,600	2,599,960
BPR Trust, Series 2021-TY, Class E, (1 mo. LIBOR US + 3.60%), 3.70%, 09/25/38(a)(b)		3,138	3,143,964
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(b)		1,696	1,809,433
Series 2013-1515, Class C, 3.45%, 03/10/33(b)		250	261,694
BX Commercial Mortgage Trust
Series 2018-BIOA, Class A, (1 mo. LIBOR US + 0.67%), 0.76%, 03/15/37(a)(b)		2,500	2,500,736
Series 2018-BIOA, Class B, (1 mo. LIBOR US + 0.87%), 0.96%, 03/15/37(a)(b)		2,500	2,500,732
Series 2018-BIOA, Class D, (1 mo. LIBOR US + 1.32%), 1.41%, 03/15/37(a)(b)		410	410,121
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.04%, 03/15/37(a)(b)		3,703	3,702,118
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.08%, 11/15/35(a)(b)		700	702,462
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.00%, 10/15/36(a)(b)		2,779	2,784,515
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 1.53%, 10/15/36(a)(b)		2,651	2,653,401
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.38%, 10/15/36(a)(b)		4,418	4,430,742

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.73%, 10/15/36(a)(b)	USD	6,672	$6,686,438
Series 2020-BXLP, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 12/15/36(a)(b)		4,608	4,612,317
Series 2020-BXLP, Class D, (1 mo. LIBOR US + 1.25%), 1.33%, 12/15/36(a)(b)		1,779	1,778,121
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.08%, 12/15/36(a)(b)		3,144	3,147,435
Series 2020-FOX, Class E, (1 mo. LIBOR US + 3.60%), 3.68%, 11/15/32(a)(b)		1,929	1,932,590
Series 2020-VIV2, Class C, 3.66%, 03/09/44(a)(b)		2,204	2,321,531
Series 2020-VIVA, Class D, 3.67%, 03/11/44(a)(b)		3,000	3,071,499
Series 2020-VKNG, Class F, (1 mo. LIBOR US + 2.75%), 2.83%, 10/15/37(a)(b)		2,000	2,009,987
Series 2021-MC, Class E, (1 mo. LIBOR US + 2.10%), 2.18%, 04/15/34(a)(b)		1,793	1,763,771
Series 2021-MC, Class F, (1 mo. LIBOR US + 2.35%), 2.43%, 04/15/34(a)(b)		1,875	1,828,822
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 0.99%, 02/15/33(a)(b)(d)		1,269	1,269,000
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.23%, 02/15/33(a)(b)(d)		744	744,000
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.33%, 02/15/33(a)(b)(d)		491	491,000
Series 2021-VINO, Class A, (1 mo. LIBOR US + 0.65%), 0.74%, 05/15/38(a)(b)		4,950	4,955,033
Series 2021-VINO, Class F, (1 mo. LIBOR US + 2.80%), 2.89%, 05/15/38(a)(b)		7,100	7,117,755
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(b)		1,522	1,572,775
BX Trust
Series 2019-CALM, Class E, (1 mo. LIBOR US + 2.00%), 2.08%, 11/15/32(a)(b)		3,000	2,999,998
Series 2019-OC11, Class A, 3.20%, 12/09/41(b)		3,757	4,016,002
Series 2021-SDMF, Class E, (1 mo. LIBOR US + 1.59%), 1.69%, 09/15/23(a)(b)		3,980	3,967,627
Series 2021-SDMF, Class J, (1 mo. LIBOR US + 4.03%), 4.13%, 09/15/23(a)(b)		1,764	1,758,514
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 2.88%, 06/15/38(a)(b)		6,030	6,039,685
Series 2021-SOAR, Class J, (1 mo. LIBOR US + 3.75%), 3.83%, 06/15/38(a)(b)		4,750	4,750,009
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 3.68%, 06/15/23(a)(b)		7,397	7,396,982
BXP Trust, Series 2017-GM, Class B, 3.54%, 06/13/39(a)(b)		265	284,974
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.75%), 1.83%, 12/15/37(a)(b)		1,000	1,000,927
Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.23%, 12/15/37(a)(b)		2,269	2,270,387
CD Mortgage Trust, Series 2016-CD1, Class A3, 2.46%, 08/10/49		5,000	5,156,714
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class C, 5.01%, 05/10/58(a)		130	142,372
Series 2018-TAN, Class A, 4.24%, 02/15/33(b)		1,000	1,032,554
Series 2018-TAN, Class B, 4.69%, 02/15/33(b)		1,081	1,113,492
Series 2018-TAN, Class C, 5.30%, 02/15/33(b)		1,050	1,084,176

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CFK Trust
Series 2019-FAX, Class D, 4.79%, 01/15/39(a)(b)	USD	2,500	$2,769,625
Series 2019-FAX, Class E, 4.79%, 01/15/39(a)(b)		2,500	2,652,950
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.93%), 1.01%, 11/15/36(a)(b)		230	230,207
CIM Retail Portfolio Trust, Series 2021-RETL, Class A, (1 mo. LIBOR US + 1.40%), 1.48%, 08/15/36(a)(b)		1,280	1,281,594
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.64%, 05/10/35(a)(b)		100	102,126
Series 2015-GC27, Class C, 4.57%, 02/10/48(a)		491	515,434
Series 2016-P3, Class A4, 3.33%, 04/15/49		2,635	2,837,383
Series 2016-P3, Class D, 2.80%, 04/15/49(a)(b)		259	213,226
Series 2017-P7, Class A4, 3.71%, 04/14/50		6,000	6,616,529
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(b)		3,000	3,110,016
Series 2019-SMRT, Class A, 4.15%, 01/10/36(b)		2,000	2,138,702
Series 2019-SMRT, Class D, 4.90%, 01/10/36(a)(b)		3,000	3,173,005
Cold Storage Trust
Series 2020-ICE5, Class A, (1 mo. LIBOR US + 0.90%), 0.98%, 11/15/37(a)(b)		4,915	4,924,141
Series 2020-ICE5, Class E, (1 mo. LIBOR US + 2.77%), 2.85%, 11/15/37(a)(b)		1,966	1,970,914
Commercial Mortgage Trust
Series 2013-GAM, Class A2, 3.37%, 02/10/28(b)		866	862,918
Series 2013-GAM, Class B, 3.53%, 02/10/28(a)(b)		1,500	1,476,195
Series 2013-WWP, Class D, 3.90%, 03/10/31(b)		110	114,599
Series 2014-CR15, Class A2, 2.93%, 02/10/47		132	130,574
Series 2015-CR22, Class A2, 2.86%, 03/10/48		893	893,685
Series 2015-CR23, Class A4, 3.50%, 05/10/48		2,000	2,159,595
Series 2015-CR26, Class A4, 3.63%, 10/10/48		3,535	3,844,928
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		87	84,587
Series 2015-PC1, Class B, 4.46%, 07/10/50(a)		3,175	3,436,154
Series 2016-667M, Class D, 3.29%, 10/10/36(a)(b)		500	483,269
Series 2021-LBA, Class A, (1 mo. LIBOR US + 0.69%), 0.77%, 03/15/38(a)(b)		5,210	5,208,422
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1 mo. LIBOR US + 0.98%), 1.06%, 05/15/36(a)(b)		4,760	4,773,641
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 1.31%, 05/15/36(a)(b)		4,810	4,813,425
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.23%, 05/15/36(a)(b)		6,331	6,341,131
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 2.73%, 05/15/36(a)(b)		8,897	8,907,704
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.95%), 1.03%, 12/15/30(a)(b)		240	240,029
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 4.95%, 10/15/37(a)(b)		2,000	2,052,155
Series 2021-980M, Class D, 3.65%, 07/15/31(a)(b)		3,364	3,334,494
Series 2021-980M, Class E, 3.65%, 07/15/31(a)(b)		2,195	2,088,314
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class C, 5.09%, 01/15/49(a)		10	10,599

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust
Series 2018-C14, Class A4, 4.42%, 11/15/51(a)	USD	4,219	$4,843,387
Series 2019-C15, Class D, 3.00%, 03/15/52(b)		35	31,109
Series 2019-C16, Class A3, 3.33%, 06/15/52		2,000	2,164,740
Series 2019-C16, Class C, 4.24%, 06/15/52(a)		1,622	1,727,224
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 06/15/33(a)(b)		5,000	4,998,466
Series 2018-BIOD, Class A, (1 mo. LIBOR US + 0.80%), 0.89%, 05/15/35(a)(b)		4,641	4,645,505
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 1.38%, 05/15/35(a)(b)		3,248	3,251,279
Series 2018-BIOD, Class F, (1 mo. LIBOR US + 2.00%), 2.08%, 05/15/35(a)(b)		3,100	3,099,980
Series 2018-BIOD, Class G, (1 mo. LIBOR US + 2.50%), 2.58%, 05/15/35(a)(b)		435	435,581
Series 2019-1735, Class F, 4.33%, 04/10/37(a)(b)		160	134,073
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class A, 3.45%, 10/10/34(b)		2,670	2,831,522
Series 2017-BRBK, Class D, 3.65%, 10/10/34(a)(b)		990	1,023,153
Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(b)		600	601,895
Extended Stay America Trust
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.33%, 07/15/38(a)(b)		5,362	5,428,571
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 2.93%, 07/15/38(a)(b)		3,472	3,506,765
Series 2021-ESH, Class F, (1 mo. LIBOR US + 3.70%), 3.78%, 07/15/38(a)(b)		3,621	3,662,025
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(b)		2,150	2,381,472
Series 2018-W5FX, Class CFX, 3.79%, 04/25/28(a)(b)		4,100	3,961,490
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(b)		2,905	3,086,031
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 02/15/38(a)(b)		2,730	2,732,751
Grace Trust, Series 2020-GRCE, Class F, 2.77%, 12/10/40(a)(b)		2,000	1,771,659
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(a)		4,100	4,671,381
GS Mortgage Securities Corp. Trust, Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.20%), 1.28%, 06/15/38(a)(b)		1,461	1,462,349
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.57%, 07/10/48(a)		410	433,901
Series 2015-GC32, Class D, 3.35%, 07/10/48		53	50,876
Series 2017-GS6, Class A3, 3.43%, 05/10/50		2,000	2,185,016
Series 2019-GSA1, Class A4, 3.05%, 11/10/52		2,587	2,763,837
Series 2019-GSA1, Class C, 3.93%, 11/10/52(a)		5,000	5,268,133
GSCG Trust
Series 2019-600C, Class A, 2.94%, 09/06/34(b)		5,000	5,211,854
Series 2019-600C, Class F, 4.12%, 09/06/34(a)(b)		2,000	1,964,819
Harvest Commercial Capital Loan Trust,
Series 2020-1, Class M4, 5.96%, 04/25/52(a)(b)		669	656,099
HONO Mortgage Trust, Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 4.50%, 10/15/36(a)(b)		2,989	2,989,000

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E, 3.56%, 07/10/39(a)(b)	USD	2,000	$2,015,746
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(b)		1,190	1,171,541
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52		1,968	2,107,694
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.89%, 01/15/49(a)		315	341,035
Series 2016-JP2, Class A4, 2.82%, 08/15/49		3,655	3,867,172
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(b)		2,371	2,513,098
Series 2017-FL10, Class E, (1 mo. LIBOR US + 3.90%), 3.98%, 06/15/32(a)(b)		330	329,021
Series 2017-JP5, Class D, 4.76%, 03/15/50(a)(b)		769	780,215
Series 2018-PHH, Class A, (1 mo. LIBOR US + 1.06%), 2.56%, 06/15/35(a)(b)		4,845	4,827,405
Series 2019-COR5, Class C, 3.75%, 06/13/52		1,030	1,063,254
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.08%, 07/15/36(a)(b)		1,000	984,747
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 2.85%, 10/15/33(a)(b)		700	701,537
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 2.53%, 04/15/38(a)(b)		1,000	1,001,243
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.80%), 1.88%, 05/15/36(a)(b)		1,159	1,158,990
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.25%), 0.34%, 03/25/37(a)(b)		107	105,326
Series 2007-2A, Class M1, (1 mo. LIBOR US + 0.40%), 0.49%, 06/25/37(a)(b)		1,102	1,051,055
Series 2007-3A, Class M2, (1 mo. LIBOR US + 2.00%), 2.09%, 10/25/37(a)(b)		3,340	2,908,591
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 0.78%, 03/15/38(a)(b)		1,980	1,981,860
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 0.89%, 04/15/38(a)(b)		1,950	1,951,760
Series 2021-MHC2, Class A, (1 mo. LIBOR US + 0.85%), 0.93%, 05/15/23(a)(b)		5,000	5,006,005
MHP
Series 2021-STOR, Class G, (1 mo. LIBOR US + 2.75%), 2.83%, 07/15/38(a)(b)		2,146	2,146,669
Series 2021-STOR, Class J, (1 mo. LIBOR US + 3.95%), 4.03%, 07/15/38(a)(b)		2,846	2,849,547
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.28%, 07/15/50(a)(b)		233	234,964
Series 2015-C25, Class A5, 3.64%, 10/15/48		1,455	1,583,673
Series 2015-C26, Class C, 4.53%, 10/15/48(a)		1,000	1,062,693
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		156	151,963
Series 2016-C32, Class A4, 3.72%, 12/15/49		1,060	1,167,236
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(a)		2,000	2,171,268
Series 2015-MS1, Class C, 4.17%, 05/15/48(a)		20	20,308
Series 2017-CLS, Class A, (1 mo. LIBOR US + 0.70%), 0.78%, 11/15/34(a)(b)		4,330	4,330,000

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.60%), 2.68%, 11/15/34(a)(b)	USD	843	$843,498
Series 2017-H1, Class B, 4.08%, 06/15/50		2,400	2,608,034
Series 2017-H1, Class C, 4.28%, 06/15/50(a)		829	874,270
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		1,010	851,357
Series 2017-HR2, Class D, 2.73%, 12/15/50(d)		160	136,160
Series 2018-H3, Class C, 5.01%, 07/15/51(a)		450	505,640
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(b)		2,184	2,022,463
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.65%), 1.73%, 07/15/35(a)(b)		1,000	997,788
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.63%, 07/15/35(a)(b)		335	333,103
Series 2019-H7, Class AS, 3.52%, 07/15/52		1,900	2,054,979
Series 2019-H7, Class C, 4.13%, 07/15/52		5,000	5,270,285
Series 2019-H7, Class D, 3.00%, 07/15/52(b)		3,000	2,729,305
Morgan Stanley Mortgage Capital Trust, Series 2017-237P, Class A, 3.40%, 09/13/39(b)		5,400	5,785,420
Motel Trust, Series 2021-MTL6, Class F, (1 mo. LIBOR US + 3.55%), 3.65%, 09/15/38(a)(b)		2,800	2,810,711
MSCG Trust, Series 2018-SELF, Class E, (1 mo. LIBOR US + 2.15%), 2.23%, 10/15/37(a)(b)		3,890	3,889,965
Natixis Commercial Mortgage Securities Trust
Series 2017-75B, Class A, 3.86%, 04/10/37(b)		1,850	2,019,462
Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 2.43%, 06/15/35(a)(b)		598	590,398
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(b)		4,200	4,488,357
Series 2017-OT, Class D, 4.08%, 05/10/39(a)(b)		1,080	1,064,512
Series 2017-OT, Class E, 4.08%, 05/10/39(a)(b)		498	448,833
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(b)		3,442	3,542,467
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1 mo. LIBOR US + 3.35%), 3.43%, 07/15/38(a)(b)		1,824	1,826,179
Series 2021-MF, Class G, (1 mo. LIBOR US + 4.35%), 4.43%, 07/15/38(a)(b)		1,967	1,969,937
Prima Capital CRE Securitization Ltd., Series 2020-8A, Class C, 3.00%, 12/01/70(b)(c)(d)		4,544	4,318,163
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class A, (1 mo. LIBOR US + 1.00%), 1.09%, 04/25/38(a)(b)		3,100	3,099,101
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48		2,000	2,090,601
Series 2019-PREZ, Class E, 3.59%, 09/15/39(a)(b)		2,000	1,943,543
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(b)		8,300	8,579,319
STWD Trust
Series 2021-FLWR, Class B, (1 mo. LIBOR US + 0.93%), 1.01%, 07/15/36(a)(b)		7,000	6,991,588
Series 2021-FLWR, Class E, (1 mo. LIBOR US + 1.92%), 2.01%, 07/15/36(a)(b)		1,738	1,736,959
Series 2021-FLWR, Class G, (1 mo. LIBOR US + 3.67%), 3.76%, 07/15/23(a)(b)		4,188	4,185,478
TPGI Trust
Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 3.08%, 06/15/26(a)(b)		1,700	1,695,736
Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 3.93%, 06/15/26(a)(b)		1,700	1,699,995

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
TTAN, Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.85%), 0.93%, 03/15/38(a)(b)	USD	2,000	$1,999,985
U.S., Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(b)		1,010	864,892
Velocity Commercial Capital Loan Trust
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(b)		2,609	2,641,598
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(b)		1,126	1,135,400
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(b)		3,066	3,090,303
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(b)		2,463	2,436,573
VMC Finance LLC, Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.10%), 1.19%, 06/16/36(a)(b)		7,609	7,618,301
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS5, Class D, 5.15%, 01/15/59(a)		590	635,275
Series 2017-C39, Class B, 4.03%, 09/15/50		2,000	2,172,829
Series 2017-C39, Class C, 4.12%, 09/15/50		3,000	3,183,133
Series 2017-C39, Class D, 4.49%, 09/15/50(a)(b)		750	704,997
Series 2017-C41, Class B, 4.19%, 11/15/50(a)		2,000	2,146,070
Series 2017-C42, Class B, 4.00%, 12/15/50(a)		500	545,320
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.85%), 0.93%, 12/13/31(a)(b)		846	838,808
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(b)		5,000	5,498,914
Series 2018-C44, Class A5, 4.21%, 05/15/51		5,198	5,920,263
Series 2018-C44, Class C, 4.99%, 05/15/51(a)		1,484	1,647,152
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		317	290,931
Series 2018-C46, Class A4, 4.15%, 08/15/51		3,740	4,247,320
Series 2019-C49, Class A5, 4.02%, 03/15/52		2,796	3,170,405
Series 2019-C49, Class C, 4.87%, 03/15/52(a)		1,500	1,673,306
Series 2019-C50, Class B, 4.19%, 05/15/52		3,121	3,466,193
Series 2019-C53, Class A3, 2.79%, 10/15/52		1,000	1,040,775
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.09%), 2.17%, 02/15/37(a)(b)		1,000	974,979
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.82%, 02/15/37(a)(b)		1,600	1,545,877
Series 2021-C59, Class A4, 2.34%, 04/15/54		5,000	5,079,467
Series 2021-C59, Class A5, 2.63%, 04/15/54		4,990	5,182,566
Series 2021-FCMT, Class A, (1 mo. LIBOR US + 1.20%), 1.28%, 05/15/31(a)(b)		4,660	4,674,451

			631,062,696

Interest Only Collateralized Mortgage Obligations — 0.2%
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 7.04%, 02/25/38(a)(b)		10,602	3,270,043

Interest Only Commercial Mortgage-Backed Securities — 1.4%
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.43%, 02/15/50(a)(b)		10,000	604,500
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(b)		95,950	959
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(b)		56,050	561
BANK
Series 2019-BN22, Class XA, 0.72%, 11/15/62(a)		38,909	1,679,456
Series 2019-BN22, Class XB, 0.24%, 11/15/62(a)		85,561	1,013,042
Series 2020-BN28, Class XB, 1.09%, 03/15/63(a)		29,820	2,419,986
BBCMS Trust, Series 2015-SRCH, Class XB, 0.30%, 08/10/35(a)(b)		12,500	140,375

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.20%, 08/15/52(a)	USD	38,388	$2,314,484
Series 2019-B9, Class XA, 1.21%, 03/15/52(a)		15,870	1,042,990
Series 2020-B17, Class XB, 0.65%, 03/15/53(a)		17,599	648,523
Series 2020-B19, Class XA, 1.89%, 09/15/53(a)		23,992	2,590,244
Series 2021-B23, Class XA, 1.39%, 02/15/54(a)		18,441	1,713,924
BX Commercial Mortgage Trust, Series 2018-IND, Class XCP, 0.00%, 11/15/35(a)(b)		195,759	3,974
CFK Trust, Series 2019-FAX, Class XA, 0.35%, 01/15/39(a)(b)(d)		62,648	1,171,513
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.67%, 01/10/36(a)(b)		80,300	916,199
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.77%, 08/15/57(a)		40,866	1,637,979
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.73%, 06/15/52(a)		9,790	962,881
Series 2019-C17, Class XA, 1.51%, 09/15/52(a)		3,997	340,809
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(a)		11,214	519,432
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.40%, 05/03/32(a)(b)		144,016	1,335,734
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(b)		8,570	281,353
Series 2017-C5, Class XB, 0.45%, 03/15/50(a)		30,000	525,300
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(b)		17,400	563,931
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.10%, 03/10/50(a)(b)		10,598	279,587
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.33%, 12/15/47(a)(b)		220	7,491
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.32%, 06/15/50(a)(b)		8,625	865,346
Series 2019-L2, Class XA, 1.19%, 03/15/52(a)		11,228	712,738
Natixis Commercial Mortgage Securities Trust, Series 2019-NEMA, Class X, 0.66%, 02/15/39(a)(b)		41,770	1,460,705
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)(b)		28,100	582,513
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32(a)(b)		110,000	66,000
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(a)(b)(d)		22,000	22,000
U.S., Series 2018-USDC, Class X, 0.47%, 05/13/38(a)(b)		103,122	2,253,185
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.62%, 10/15/52(a)		9,143	862,619
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class XB, 0.63%, 04/15/50(a)		7,000	111,131
Series 2016-BNK1, Class XD, 1.40%, 08/15/49(a)(b)		1,000	51,350
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.17%, 08/15/47(a)		8,020	187,561

			29,890,375

Total Non-Agency Mortgage-Backed Securities — 43.6% (Cost: $891,068,103)			895,475,233

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.0%
Fannie Mae
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.09%, 10/25/29(a)	USD	94	$96,266
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.00%), 4.09%, 05/25/30(a)		2,000	2,085,993
Freddie Mac
Series 2016-DNA4, Class M3, (1 mo. LIBOR US + 3.80%), 3.89%, 03/25/29(a)		1,762	1,822,850
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 3.54%, 10/25/29(a)		250	259,118
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 2.59%, 03/25/30(a)		2,493	2,557,353
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.80%), 1.89%, 07/25/30(a)		188	190,103
Series 2020-DNA6, Class B1, (Secured Overnight Financing Rate (30-day) + 3.00%), 3.05%, 12/25/50(a)(b)		2,000	2,025,043
Series 2021-DNA1, Class B1, (Secured Overnight Financing Rate (30-day) + 2.65%), 2.70%, 01/25/51(a)(b)		7,690	7,726,770
Series 2021-DNA2, Class B1, (Secured Overnight Financing Rate (30-day) + 3.40%), 3.45%, 08/25/33(a)(b)		5,000	5,181,836
Series 2021-DNA5, Class B1, (Secured Overnight Financing Rate (30-day) + 3.05%), 3.10%, 01/25/34(a)(b)		3,580	3,656,265
Series 2021-DNA5, Class B2, (Secured Overnight Financing Rate (30-day) + 5.50%), 5.55%, 01/25/34(a)(b)		3,938	4,215,015
Series 2021-HQA1, Class B1, (Secured Overnight Financing Rate (30-day) + 3.00%), 3.05%, 08/25/33(a)(b)		3,439	3,481,326
Series 2021-HQA2, Class B1, (Secured Overnight Financing Rate (30-day) + 3.15%), 3.20%, 12/25/33(a)(b)		3,625	3,674,974
Series 2021-HQA3, Class B1, (Secured Overnight Financing Rate (30-day) + 3.35%), 3.40%, 09/25/41(a)(b)		5,036	5,035,714

			42,008,626

Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac
Series K105, Class X1, 1.65%, 03/25/53(a)		9,990	1,106,655
Series K116, Class X1, 1.53%, 07/25/30(a)		23,963	2,553,278
Series KL05, Class X1P, 1.02%, 06/25/29(a)		12,845	834,881
Ginnie Mae
Series 2016-36, Class IO, 0.74%, 08/16/57(a)		6,419	254,085
Series 2017-24, Class IO, 0.77%, 12/16/56(a)		20,099	899,363

			5,648,262

Mortgage-Backed Securities — 0.2%
Uniform Mortgage-Backed Securities, 2.00%, 10/01/51(j)		4,409	4,420,718

Total U.S. Government Sponsored Agency Securities — 2.5% (Cost: $52,876,248)			52,077,606

Total Long-Term Investments — 94.8% (Cost: $1,947,606,577)			1,948,530,079

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities(k)

Money Market Funds — 6.3%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%		129,352,679	$129,352,679

Total Short-Term Securities — 6.3% (Cost: $129,352,679)			129,352,679

Total Investments Before TBA Sale Commitments — 101.1% (Cost: $2,076,959,256)			2,077,882,758

		Par (000)

TBA Sale Commitments(j)

Mortgage-Backed Securities — (1.5)%
Uniform Mortgage-Backed Securities 2.00%, 10/01/51 - 11/01/51	USD	8,988	(9,003,972)
2.50%, 10/01/51		22,139	(22,826,349)

Total TBA Sale Commitments — (1.5)% (Proceeds: $(32,024,272))			(31,830,321)

Total Investments — 99.6% (Cost: $2,044,934,984)			2,046,052,437

Other Assets Less Liabilities — 0.4%			8,519,213

Net Assets — 100.0%			$2,054,571,650

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Perpetual security with no stated maturity date.
(j)	Represents or includes a TBA transaction.
(k)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	140	$10,773	$4,634	$6,139
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	53	4,078	4,021	57
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	27	2,078	1,463	615
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	171	(433)	31	(464)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	413	(1,047)	(279)	(768)
CMBX.NA.6.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	40	11,368	2,368	9,000

							$26,817	$12,238	$14,579

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	5,000	$746	$(95,377)	$96,123
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	1,213	(93,339)	(141,885)	48,546
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,000	(76,949)	(189,622)	112,673
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	1,000	(87,176)	(81,814)	(5,362)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	500	(43,588)	(49,345)	5,757
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	B	USD	40	(11,368)	(2,954)	(8,414)

								$(311,674)	$(560,997)	$249,323

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$ 12,517	$ (561,276)	$ 278,910	$ (15,008)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$291,427	$—	$—	$—	$—	$291,427

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$576,284	$—	$—	$—	$—	$576,284

For the six months ended September 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$99,206	$—	$—	$—	$—	$99,206

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$213,189	$—	$—	$—	$—	$213,189

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps
Average notional value — buy protection	$865,095
Average notional value — sell protection	$8,753,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$291,427	$576,284

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$291,427	$576,284

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$291,427	$576,284

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citigroup Global Markets, Inc.	$10,773	$—	$—	$—	$10,773
Deutsche Bank AG	54,334	(54,334)	—	—	—
Goldman Sachs International	96,123	(95,377)	—	—	746
J.P. Morgan Securities LLC	11,368	—	—	—	11,368
Morgan Stanley & Co. International PLC	118,829	(118,829)	—	—	—

	$291,427	$(268,540)	$—	$—	$22,887

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Credit Suisse International	$11,368	$—	$—	$—	$11,368
Deutsche Bank AG	279,917	(54,334)	—	(225,583)	—
Goldman Sachs International	95,377	(95,377)	—	—	—
Morgan Stanley & Co. International PLC	189,622	(118,829)	—	—	70,793

	$576,284	$(268,540)	$—	$(225,583)	$82,161

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$957,320,204	$30,986,765	$988,306,969
Corporate Bonds	—	2,501,711	—	2,501,711
Floating Rate Loan Interests	—	—	10,168,560	10,168,560
Non-Agency Mortgage-Backed Securities	—	884,633,077	10,842,156	895,475,233
U.S. Government Sponsored Agency Securities	—	52,077,606	—	52,077,606

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series A Portfolio

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$129,352,679	$—	$—	$129,352,679
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
TBA Sale Commitments	—	(31,830,321)	—	(31,830,321)

	$129,352,679	$1,864,702,277	$51,997,481	$2,046,052,437

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$278,910	$—	$278,910
Liabilities
Credit Contracts	—	(15,008)	—	(15,008)

	$—	$263,902	$—	$263,902

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests		Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total
Assets
Opening Balance, as of March 31, 2021	$40,264,618	$	—(a)	$5,682,886	$7,214,185	$—	$53,161,689
Transfers into Level 3(b)	—		—	3,413,263	—	—	3,413,263
Transfers out of Level 3(c)	(20,692,971)		—	—	(2,871,353)	—	(23,564,324)
Accrued discounts/premiums	18,430		—	(563)	(74,071)	794	(55,410)
Net realized gain (loss)	67,831		—	8,415	5,378	—	81,624
Net change in unrealized appreciation (depreciation)(d)(e)	131,937		—	7,024	215,156	(794)	353,323
Purchases	22,048,362		—	5,016,357	6,461,531	—	33,526,250
Sales	(10,851,442)		—	(3,958,822)	(108,670)	—	(14,918,934)

Closing Balance, as of September 30, 2021	$30,986,765	$	—(a)	$10,168,560	$10,842,156	$—	$51,997,481

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021(e)	$215,125		$—	$(2,203)	$215,156	$(794)	$427,284

(a)	Rounds to less than $1.
(b)

As of March 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2021, the Fund used observable inputs in determining the value of the same investments. As a result,investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 2.7%
Boeing Co.
1.17%, 02/04/23	USD	525	$526,164
2.70%, 02/01/27		200	207,002
2.95%, 02/01/30		600	611,761
3.25%, 02/01/35		194	193,982
3.85%, 11/01/48		165	168,124
3.75%, 02/01/50		280	282,612
5.81%, 05/01/50		620	826,442
5.93%, 05/01/60		415	566,921
General Dynamics Corp., 4.25%, 04/01/40		330	402,211
L3Harris Technologies, Inc.
4.40%, 06/15/28		955	1,089,756
4.40%, 06/15/28		980	1,118,284
2.90%, 12/15/29		392	409,896
Lockheed Martin Corp.
4.07%, 12/15/42		530	634,915
2.80%, 06/15/50		100	98,867
Northrop Grumman Corp.
7.88%, 03/01/26(a)		1,000	1,266,106
3.20%, 02/01/27		526	571,697
3.25%, 01/15/28		604	653,465
4.75%, 06/01/43		315	400,995
5.25%, 05/01/50		100	140,233
Raytheon Technologies Corp.
3.20%, 03/15/24		1,894	2,007,064
6.70%, 08/01/28		225	289,109
4.13%, 11/16/28		820	933,312
6.05%, 06/01/36		220	303,236
6.13%, 07/15/38		230	323,790
4.50%, 06/01/42		452	554,003
4.15%, 05/15/45		245	288,233
4.35%, 04/15/47		252	302,724
3.13%, 07/01/50		95	95,991

			15,266,895

Air Freight & Logistics — 0.2%
FedEx Corp.
3.10%, 08/05/29		567	606,117
4.25%, 05/15/30		65	74,608
3.25%, 05/15/41		120	122,266
4.10%, 02/01/45		340	377,229
4.55%, 04/01/46		135	159,569

			1,339,789

Airlines — 0.8%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)(b)		107	109,664
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29		644	664,487
Series 2019-1, Class B, 3.85%, 02/15/28		361	343,512
British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(a)(b)		295	295,887
Delta Air Lines, Inc., 3.80%, 04/19/23		880	916,071
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)(b)		252	253,045
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25		504	513,611
United Airlines Pass-Through Trust
Series 2019-2, Class AA, 2.70%, 05/01/32		211	213,755
Series 2020-1, Class A, 5.88%, 10/15/27		960	1,074,210
Series 2020-1, Class B, 4.88%, 01/15/26		285	301,742

			4,685,984

Security		Par (000)	Value

Automobiles — 1.8%
Daimler Finance North America LLC, 0.75%, 03/01/24(a)	USD	170	$170,320
Ford Motor Co.
4.75%, 01/15/43		72	75,465
5.29%, 12/08/46		82	91,328
General Motors Co.
5.40%, 10/02/23		40	43,622
6.13%, 10/01/25		160	187,471
6.25%, 10/02/43		1,393	1,876,298
5.20%, 04/01/45		244	297,130
5.95%, 04/01/49		172	226,682
Nissan Motor Acceptance Co. LLC
2.60%, 09/28/22(a)		20	20,366
2.75%, 03/09/28(a)		575	581,187
Nissan Motor Co. Ltd.
3.04%, 09/15/23(a)(b)		2,535	2,637,075
3.52%, 09/17/25(a)(b)		1,040	1,105,686
4.35%, 09/17/27(a)(b)		645	708,637
4.81%, 09/17/30(a)(b)		600	674,821
Volkswagen Group of America Finance LLC
0.75%, 11/23/22(a)		665	666,945
1.25%, 11/24/25(a)		930	925,814

			10,288,847

Banks — 16.9%
AIB Group PLC, 4.26%, 04/10/25(a)(b)		1,650	1,769,154
Banco Santander SA
3.85%, 04/12/23(b)		600	630,082
2.75%, 05/28/25(b)		600	629,381
1.85%, 03/25/26(b)		600	607,719
1.72%, 09/14/27(b)		800	796,282
Bank of America Corp.
4.20%, 08/26/24		2,395	2,619,729
4.00%, 01/22/25		909	987,779
4.45%, 03/03/26		1,689	1,891,223
3.42%, 12/20/28		2,210	2,395,281
3.97%, 03/05/29		212	235,778
2.69%, 04/22/32		3,280	3,339,926
4.08%, 04/23/40		185	212,983
2.68%, 06/19/41		315	304,107
4.08%, 03/20/51		1,715	2,029,406
2.83%, 10/24/51		35	33,537
Series L, 3.95%, 04/21/25		790	860,912
Series N, 1.66%, 03/11/27		370	372,124
Bank of Ireland Group PLC, 2.03%, 09/30/27(a)(b)		1,755	1,753,979
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)(b)		615	627,589
Barclays PLC
3.65%, 03/16/25(b)		420	451,313
5.20%, 05/12/26(b)		1,000	1,143,360
5.09%, 06/20/30(b)		1,600	1,846,205
BNP Paribas SA
4.71%, 01/10/25(a)(b)		1,645	1,781,061
2.82%, 11/19/25(a)(b)		575	602,235
2.22%, 06/09/26(a)(b)		535	549,114
1.32%, 01/13/27(a)(b)		675	663,667
BPCE SA, 2.38%, 01/14/25(a)(b)		430	443,984
Canadian Imperial Bank of Commerce, 3.10%, 04/02/24(b)		152	161,053
Citigroup, Inc.
5.50%, 09/13/25		232	267,717
3.11%, 04/08/26		415	440,626
3.20%, 10/21/26		500	539,088

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc.
4.30%, 11/20/26	USD	1,250	$1,403,912
1.12%, 01/28/27		450	443,715
4.45%, 09/29/27		1,100	1,250,908
3.89%, 01/10/28		1,205	1,331,561
4.13%, 07/25/28		250	279,061
4.08%, 04/23/29		25	28,017
2.67%, 01/29/31		100	102,414
4.41%, 03/31/31		815	941,046
2.57%, 06/03/31		1,965	2,002,932
2.56%, 05/01/32		295	297,901
4.75%, 05/18/46		220	276,254
Commonwealth Bank of Australia, 3.74%, 09/12/39(a)(b)		290	313,811
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)(b)		400	399,547
Danske Bank A/S
5.00%, 01/12/22(a)(b)		555	561,672
1.17%, 12/08/23(a)(b)		1,340	1,346,376
Discover Bank, 4.68%, 08/09/28		300	319,137
HSBC Holdings PLC
3.26%, 03/13/23(b)		985	997,401
3.80%, 03/11/25(b)		430	458,648
4.25%, 08/18/25(b)		500	548,456
2.63%, 11/07/25(b)		510	531,964
4.30%, 03/08/26(b)		280	311,741
4.95%, 03/31/30(b)		355	422,198
2.80%, 05/24/32(b)		605	613,148
Huntington Bancshares, Inc., 4.00%, 05/15/25		355	389,206
ING Groep NV
1.40%, 07/01/26(a)(b)		505	506,287
1.73%, 04/01/27(b)		350	351,984
Intesa Sanpaolo SpA
3.13%, 07/14/22(a)(b)		1,030	1,051,764
3.38%, 01/12/23(a)(b)		1,200	1,241,199
5.02%, 06/26/24(a)(b)		416	449,128
JPMorgan Chase & Co.
0.56%, 02/16/25		180	179,253
2.01%, 03/13/26		885	906,492
2.08%, 04/22/26		1,460	1,501,700
4.13%, 12/15/26		1,160	1,304,202
3.96%, 01/29/27		345	380,739
1.04%, 02/04/27		750	735,795
3.63%, 12/01/27		1,758	1,920,262
3.78%, 02/01/28		1,170	1,289,231
4.01%, 04/23/29		1,215	1,357,684
2.58%, 04/22/32		920	932,759
3.88%, 07/24/38		765	880,546
3.11%, 04/22/41		330	341,256
2.53%, 11/19/41		1,040	984,860
3.16%, 04/22/42		300	311,471
4.95%, 06/01/45		350	457,505
Lloyds Banking Group PLC
1.33%, 06/15/23(b)		905	910,813
2.91%, 11/07/23(b)		400	410,396
0.70%, 05/11/24(b)		1,135	1,137,933
4.45%, 05/08/25(b)		300	332,800
4.58%, 12/10/25(b)		1,975	2,204,466
2.44%, 02/05/26(b)		200	207,476
1.63%, 05/11/27(b)		500	499,580
Mitsubishi UFJ Financial Group, Inc.
3.76%, 07/26/23(b)		1,100	1,165,406
3.20%, 07/18/29(b)		300	320,915
2.05%, 07/17/30(b)		850	835,788

Security		Par (000)	Value

Banks (continued)
NatWest Group PLC
3.88%, 09/12/23(b)	USD	390	$413,494
2.36%, 05/22/24(b)		410	420,714
4.27%, 03/22/25(b)		460	496,404
1.64%, 06/14/27(b)		535	534,964
3.07%, 05/22/28(b)		895	950,307
4.89%, 05/18/29(b)		432	503,024
3.03%, 11/28/35(b)		855	856,134
Nordea Bank Abp, 1.50%, 09/30/26(a)(b)		1,500	1,495,545
PNC Financial Services Group, Inc., 3.45%, 04/23/29		294	325,765
Santander UK Group Holdings PLC
1.67%, 06/14/27(b)		670	667,146
3.82%, 11/03/28(b)		472	516,326
Santander UK PLC, 5.00%, 11/07/23(a)(b)		617	666,897
Societe Generale SA
1.49%, 12/14/26(a)(b)		370	365,873
1.79%, 06/09/27(a)(b)		695	691,228
Standard Chartered PLC
1.32%, 10/14/23(a)(b)		510	513,210
3.89%, 03/15/24(a)(b)		2,200	2,297,426
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25(b)		520	539,939
0.95%, 01/12/26(b)		400	393,000
3.54%, 01/17/28(b)		700	766,095
3.04%, 07/16/29(b)		250	264,887
UniCredit SpA
6.57%, 01/14/22(a)(b)		1,555	1,580,232
3.75%, 04/12/22(a)(b)		1,255	1,275,664
2.57%, 09/22/26(a)(b)		1,050	1,067,582
1.98%, 06/03/27(a)(b)		980	977,517
3.13%, 06/03/32(a)(b)		985	998,065
Wells Fargo & Co.
4.13%, 08/15/23		350	372,744
0.81%, 05/19/25		655	655,851
3.58%, 05/22/28		1,810	1,981,713
5.61%, 01/15/44		327	441,490
4.40%, 06/14/46		785	932,963
4.75%, 12/07/46		489	612,429
5.01%, 04/04/51		245	328,797
Westpac Banking Corp., 2.67%, 11/15/35(b)		310	303,541

			96,874,076

Beverages — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		275	338,034
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46		310	384,084
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28		280	315,999
4.75%, 01/23/29		194	228,392
4.95%, 01/15/42		20	24,708
4.60%, 04/15/48		120	143,259
4.44%, 10/06/48		535	625,897
5.55%, 01/23/49		724	980,542
4.50%, 06/01/50		575	686,390
4.75%, 04/15/58		750	919,639
5.80%, 01/23/59		279	394,124
4.60%, 06/01/60		200	240,310
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50(b)		530	551,189
JDE Peet’s NV, 1.38%, 01/15/27(a)(b)		1,100	1,085,260

			6,917,827

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology — 1.7%
AbbVie, Inc.
2.85%, 05/14/23	USD	1,000	$1,034,541
3.85%, 06/15/24		1,100	1,183,029
3.80%, 03/15/25		1,215	1,319,311
3.60%, 05/14/25		740	800,494
2.95%, 11/21/26		230	246,364
4.05%, 11/21/39		200	229,842
4.40%, 11/06/42		795	949,693
4.70%, 05/14/45		200	246,743
4.45%, 05/14/46		893	1,076,102
4.88%, 11/14/48		605	776,096
4.25%, 11/21/49		380	450,092
Amgen, Inc.
3.13%, 05/01/25		380	405,841
4.56%, 06/15/48		20	24,753
3.38%, 02/21/50		5	5,134
Gilead Sciences, Inc.
4.80%, 04/01/44		104	130,886
4.50%, 02/01/45		373	451,774
4.75%, 03/01/46		271	340,777
4.15%, 03/01/47		225	263,266

			9,934,738

Capital Markets — 5.6%
Bank of New York Mellon Corp., 3.00%, 10/30/28		80	86,451
CME Group, Inc., 5.30%, 09/15/43		14	19,640
Credit Agricole SA, 3.75%, 04/24/23(a)(b)		275	289,243
Credit Suisse AG
3.63%, 09/09/24		575	619,749
1.25%, 08/07/26		1,305	1,286,464
Credit Suisse Group AG
3.80%, 06/09/23(b)		547	576,305
3.75%, 03/26/25(b)		660	711,781
2.59%, 09/11/25(a)(b)		1,565	1,622,351
2.19%, 06/05/26(a)(b)		1,055	1,074,801
4.19%, 04/01/31(a)(b)		765	856,837
3.09%, 05/14/32(a)(b)		325	332,321
Deutsche Bank AG
2.22%, 09/18/24		2,080	2,131,982
1.45%, 04/01/25		690	694,766
2.13%, 11/24/26		385	391,071
Goldman Sachs Group, Inc.
0.67%, 03/08/24		1,300	1,301,547
3.50%, 01/23/25		257	275,281
3.50%, 04/01/25		368	395,638
4.25%, 10/21/25		860	952,390
1.43%, 03/09/27		1,900	1,894,775
3.81%, 04/23/29		195	215,800
2.60%, 02/07/30		500	514,610
1.99%, 01/27/32		530	511,095
2.62%, 04/22/32		830	840,035
2.38%, 07/21/32		500	495,059
4.41%, 04/23/39		179	215,133
5.15%, 05/22/45		320	419,606
Intercontinental Exchange, Inc., 4.25%, 09/21/48		70	83,213
Morgan Stanley
4.88%, 11/01/22		895	937,589
0.53%, 01/25/24		1,000	1,000,720
2.19%, 04/28/26		1,430	1,476,480
3.13%, 07/27/26		500	538,141
3.63%, 01/20/27		1,270	1,399,969
3.95%, 04/23/27		448	498,224
1.59%, 05/04/27		830	832,469

Security		Par (000)	Value

Capital Markets (continued)
Morgan Stanley
1.51%, 07/20/27	USD	765	$761,363
3.77%, 01/24/29		300	331,955
2.70%, 01/22/31		470	484,614
3.62%, 04/01/31		1,430	1,576,098
4.46%, 04/22/39		156	188,660
3.22%, 04/22/42		115	120,304
4.30%, 01/27/45		705	859,340
Nomura Holdings, Inc., 2.61%, 07/14/31(b)		505	503,166
Northern Trust Corp., 3.95%, 10/30/25		69	77,044
State Street Corp., 3.78%, 12/03/24		390	418,268
UBS Group AG
1.01%, 07/30/24(a)(b)		975	981,313
1.36%, 01/30/27(a)(b)		370	366,551

			32,160,212

Chemicals — 0.6%
Cabot Corp., 4.00%, 07/01/29		88	96,139
DuPont de Nemours, Inc.
5.32%, 11/15/38		290	373,715
5.42%, 11/15/48		115	158,195
Eastman Chemical Co., 4.80%, 09/01/42		135	162,829
International Flavors & Fragrances, Inc.
1.23%, 10/01/25(a)		900	892,588
3.47%, 12/01/50(a)		500	524,738
LYB International Finance BV, 4.88%, 03/15/44(b)		172	211,658
LYB International Finance III LLC, 4.20%, 10/15/49		146	166,154
Sherwin-Williams Co.
2.75%, 06/01/22		7	7,095
3.13%, 06/01/24		478	506,495
3.45%, 08/01/25		134	145,540
2.30%, 05/15/30		150	151,411
4.50%, 06/01/47		49	59,397

			3,455,954

Commercial Services & Supplies — 0.2%
GATX Corp., 4.35%, 02/15/24		510	549,969
Republic Services, Inc., 0.88%, 11/15/25		540	532,008
Waste Management, Inc.
1.50%, 03/15/31		15	14,093
2.50%, 11/15/50		60	55,504

			1,151,574

Communications Equipment — 0.5%
Motorola Solutions, Inc.
4.60%, 05/23/29		1,390	1,614,243
2.30%, 11/15/30		260	255,542
2.75%, 05/24/31		760	775,592

			2,645,377

Consumer Finance — 3.0%
Ally Financial, Inc.
1.45%, 10/02/23		345	350,096
5.13%, 09/30/24		17	19,041
8.00%, 11/01/31		74	106,732
American Honda Finance Corp., 1.00%, 09/10/25		1,470	1,462,633
Capital One Bank USA N.A., 3.38%, 02/15/23		250	260,020
Capital One Financial Corp.
3.75%, 07/28/26		173	189,911
3.80%, 01/31/28		425	472,209
Ford Motor Credit Co. LLC
3.34%, 03/28/22		855	859,814
5.11%, 05/03/29		320	357,600
General Motors Financial Co., Inc.
3.45%, 01/14/22		545	548,270

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
General Motors Financial Co., Inc.
3.15%, 06/30/22	USD	95	$96,708
5.10%, 01/17/24		81	88,426
2.90%, 02/26/25		542	568,649
4.35%, 04/09/25		1,940	2,130,162
Hyundai Capital America
0.80%, 01/08/24(a)		3,050	3,036,821
1.00%, 09/17/24(a)		2,440	2,431,359
1.80%, 10/15/25(a)		310	313,042
Sodexo, Inc.
1.63%, 04/16/26(a)		1,125	1,131,781
2.72%, 04/16/31(a)		1,240	1,266,899
Toyota Motor Credit Corp.
1.15%, 08/13/27		940	926,084
2.15%, 02/13/30		635	645,014

			17,261,271

Containers & Packaging — 0.5%
Berry Global, Inc., 1.57%, 01/15/26(a)		1,175	1,174,694
International Paper Co., 4.35%, 08/15/48		107	130,974
WRKCo, Inc.
3.90%, 06/01/28		710	791,975
3.00%, 06/15/33		775	811,395

			2,909,038

Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.13%, 07/03/23(b)		930	978,339
4.50%, 09/15/23(b)		1,100	1,171,950
1.75%, 01/30/26(b)		590	583,973
4.45%, 04/03/26(b)		399	434,606
3.65%, 07/21/27(b)		650	690,447
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		1,205	1,192,222
GE Capital Funding LLC
3.45%, 05/15/25		1,240	1,337,402
4.40%, 05/15/30		650	753,168
GE Capital International Funding Co., 4.42%,
11/15/35(b)		1,691	2,029,288

			9,171,395

Diversified Telecommunication Services — 4.0%
AT&T Inc.
1.70%, 03/25/26		1,325	1,341,403
4.35%, 03/01/29		1,450	1,662,598
2.55%, 12/01/33		390	383,689
4.50%, 05/15/35		2,595	3,037,820
5.25%, 03/01/37		400	496,242
5.35%, 09/01/40		384	482,634
3.50%, 06/01/41		645	662,241
5.15%, 03/15/42		400	495,701
4.90%, 06/15/42		250	300,564
4.75%, 05/15/46		583	697,353
3.55%, 09/15/55		60	59,169
3.80%, 12/01/57		375	383,082
NTT Finance Corp., 1.16%, 04/03/26(a)(b)		1,895	1,884,143
Telefonica Emisiones SAU
4.10%, 03/08/27(b)		300	337,045
4.90%, 03/06/48(b)		360	432,804
Verizon Communications, Inc.
3.88%, 02/08/29		250	280,395
4.02%, 12/03/29		500	566,555
1.50%, 09/18/30		810	766,555
2.55%, 03/21/31		260	263,195

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
2.36%, 03/15/32(a)	USD	736	$727,863
5.85%, 09/15/35		690	926,878
4.27%, 01/15/36		575	675,460
5.25%, 03/16/37		450	581,970
4.81%, 03/15/39		380	471,382
2.65%, 11/20/40		650	610,721
3.40%, 03/22/41		590	616,162
2.85%, 09/03/41		350	341,589
4.75%, 11/01/41		270	328,395
3.85%, 11/01/42		950	1,044,511
3.55%, 03/22/51		222	234,121
2.99%, 10/30/56		155	143,122
3.70%, 03/22/61		1,378	1,455,068

			22,690,430

Electric Utilities — 7.1%
AEP Transmission Co. LLC, 3.80%, 06/15/49		90	102,778
AES Corp.
1.38%, 01/15/26		980	967,134
3.95%, 07/15/30(a)		230	252,913
2.45%, 01/15/31		620	611,471
American Transmission Systems, Inc., 5.25%,
01/15/22(a)		400	404,990
Baltimore Gas & Electric Co.
3.50%, 08/15/46		200	216,916
3.20%, 09/15/49		250	260,148
2.90%, 06/15/50		20	19,738
DTE Electric Co., 3.95%, 03/01/49		60	70,843
Duke Energy Carolinas LLC
3.75%, 06/01/45		420	467,894
3.95%, 03/15/48		200	231,391
3.20%, 08/15/49		681	706,390
Duke Energy Florida LLC
2.50%, 12/01/29		1,335	1,380,765
4.20%, 07/15/48		460	553,561
Duke Energy Progress LLC
6.30%, 04/01/38		48	68,435
4.10%, 03/15/43		100	116,775
4.15%, 12/01/44		10	11,780
3.70%, 10/15/46		70	78,103
3.60%, 09/15/47		400	440,034
Edison International, 2.40%, 09/15/22		1,265	1,285,441
Emera U.S. Finance LP, 0.83%, 06/15/24(a)		420	418,668
Enel Finance International NV, 1.38%, 07/12/26(a)(b)		1,545	1,536,215
Entergy Arkansas LLC, 3.70%, 06/01/24		388	415,775
Entergy Corp.
0.90%, 09/15/25		925	909,556
2.80%, 06/15/30		275	283,646
Exelon Corp.
4.05%, 04/15/30		280	317,332
4.70%, 04/15/50		75	94,773
FirstEnergy Corp.
2.65%, 03/01/30		550	547,250
Series A, 3.35%, 07/15/22		970	981,495
Series B, 4.40%, 07/15/27		150	164,577
Series C, 7.38%, 11/15/31		284	387,961
FirstEnergy Transmission LLC, 4.35%, 01/15/25(a)		900	978,673
Florida Power & Light Co., 5.95%, 02/01/38		800	1,134,172
Interstate Power & Light Co., 3.25%, 12/01/24		350	373,803
MidAmerican Energy Co.
3.65%, 04/15/29		700	783,286
4.25%, 07/15/49		675	834,157

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)	USD	525	$588,136
NextEra Energy Capital Holdings, Inc.
2.75%, 05/01/25		135	142,378
3.55%, 05/01/27		115	126,164
1.90%, 06/15/28		630	630,396
2.75%, 11/01/29		20	20,925
Northern States Power Co., 2.60%, 06/01/51		300	284,457
NRG Energy, Inc., 2.45%, 12/02/27(a)		580	588,567
Ohio Power Co.
1.63%, 01/15/31		165	157,526
6.60%, 03/01/33		675	914,417
4.00%, 06/01/49		225	262,109
2.90%, 10/01/51		150	144,940
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28		370	418,289
5.30%, 06/01/42		143	194,961
3.75%, 04/01/45		350	398,143
4.10%, 11/15/48		100	120,131
3.80%, 06/01/49		200	233,877
3.10%, 09/15/49		200	208,804
3.70%, 05/15/50		210	240,706
5.35%, 10/01/52		417	609,434
Pacific Gas & Electric Co.
(3 mo. LIBOR US + 1.38%), 1.50%, 11/15/21(c)		1,685	1,685,681
1.37%, 03/10/23		995	991,526
4.25%, 08/01/23		250	261,566
3.45%, 07/01/25		975	1,018,329
3.30%, 12/01/27		965	993,199
4.45%, 04/15/42		345	343,580
4.00%, 12/01/46		136	131,139
4.95%, 07/01/50		864	919,184
PECO Energy Co., 2.85%, 09/15/51		105	103,019
PPL Electric Utilities Corp., 3.95%, 06/01/47		110	130,393
Progress Energy, Inc.
3.15%, 04/01/22		960	966,527
7.75%, 03/01/31		400	563,219
Public Service Co. of Colorado, 2.70%, 01/15/51		516	499,590
San Diego Gas & Electric Co., 2.95%, 08/15/51		210	208,110
Southern California Edison Co.
1.10%, 04/01/24		1,135	1,140,483
2.25%, 06/01/30		265	260,138
4.00%, 04/01/47		148	158,707
2.95%, 02/01/51		175	159,797
Series B, 4.88%, 03/01/49		222	265,064
Series E, 3.70%, 08/01/25		400	434,912
Series H, 3.65%, 06/01/51		280	287,350
Series J, 0.70%, 08/01/23		1,150	1,151,784
Tampa Electric Co.
4.30%, 06/15/48		182	221,166
3.45%, 03/15/51		170	181,767
Trans-Allegheny Interstate Line Co., 3.85%,
06/01/25(a)		357	383,546
Vistra Operations Co. LLC, 3.55%, 07/15/24(a)		2,000	2,103,650
Wisconsin Electric Power Co., 2.05%, 12/15/24		491	510,274

			40,766,899

Electrical Equipment — 0.1%
Carrier Global Corp., 2.24%, 02/15/25		360	372,958

Energy Equipment & Services — 0.2%
Halliburton Co.
3.80%, 11/15/25		78	85,423

Security		Par (000)	Value

Energy Equipment & Services (continued)
Halliburton Co.
2.92%, 03/01/30	USD	710	$734,289
5.00%, 11/15/45		100	119,811

			939,523

Equity Real Estate Investment Trusts (REITs) — 3.7%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/26		365	402,386
2.75%, 12/15/29		317	329,277
4.90%, 12/15/30		935	1,130,947
2.00%, 05/18/32		45	43,622
1.88%, 02/01/33		355	334,042
4.85%, 04/15/49		165	211,883
American Tower Corp.
2.25%, 01/15/22		965	970,171
3.50%, 01/31/23		1,130	1,176,235
5.00%, 02/15/24		2,290	2,515,994
3.38%, 05/15/24		23	24,503
2.75%, 01/15/27		1,015	1,065,733
3.95%, 03/15/29		215	239,020
3.80%, 08/15/29		200	221,779
2.90%, 01/15/30		500	520,534
2.70%, 04/15/31		900	920,282
Boston Properties LP
4.50%, 12/01/28		500	575,781
2.45%, 10/01/33		590	574,203
Camden Property Trust, 2.80%, 05/15/30		120	126,650
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23		720	755,765
Crown Castle International Corp.
1.35%, 07/15/25		460	462,171
3.65%, 09/01/27		356	391,412
3.80%, 02/15/28		250	274,919
4.30%, 02/15/29		305	346,129
3.10%, 11/15/29		460	483,282
2.25%, 01/15/31		350	342,043
2.10%, 04/01/31		100	96,268
2.50%, 07/15/31		340	339,724
2.90%, 04/01/41		480	462,680
4.15%, 07/01/50		30	34,060
Duke Realty LP, 2.88%, 11/15/29		192	202,286
Equinix, Inc.
2.90%, 11/18/26		971	1,029,733
1.80%, 07/15/27		622	624,990
3.00%, 07/15/50		160	151,749
2.95%, 09/15/51		195	183,089
ERP Operating LP, 2.50%, 02/15/30		350	360,667
Healthpeak Properties, Inc., 3.00%, 01/15/30		279	294,299
Mid-America Apartments LP
3.60%, 06/01/27		23	25,367
1.70%, 02/15/31		120	113,866
Prologis LP, 2.25%, 04/15/30		360	366,465
Realty Income Corp., 3.25%, 06/15/29		319	346,007
Regency Centers LP, 4.13%, 03/15/28		250	279,995
Simon Property Group LP, 3.80%, 07/15/50		430	473,852
UDR, Inc.
3.00%, 08/15/31		64	66,974
2.10%, 08/01/32		70	67,145
Ventas Realty LP, 3.00%, 01/15/30		455	473,315
VEREIT Operating Partnership LP
3.95%, 08/15/27		395	442,769
2.20%, 06/15/28		225	227,678

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VEREIT Operating Partnership LP
2.85%, 12/15/32	USD	120	$124,663
Welltower, Inc., 2.05%, 01/15/29		135	134,114

			21,360,518

Food & Staples Retailing — 1.5%
7-Eleven, Inc.
(3 mo. LIBOR US + 0.45%), 0.58%, 08/10/22(a)(c)		583	583,146
0.80%, 02/10/24(a)		925	924,528
0.95%, 02/10/26(a)		755	741,498
CVS Health Corp.
1.30%, 08/21/27		585	575,853
4.30%, 03/25/28		455	518,998
1.88%, 02/28/31		1,465	1,415,306
4.78%, 03/25/38		460	564,025
5.30%, 12/05/43		200	262,514
5.13%, 07/20/45		496	639,209
5.05%, 03/25/48		1,122	1,444,241
Walmart, Inc.
2.50%, 09/22/41		640	637,215
2.65%, 09/22/51		460	457,888

			8,764,421

Food Products — 0.2%
General Mills, Inc.
2.88%, 04/15/30		120	126,125
3.00%, 02/01/51(a)		2	1,996
Kraft Heinz Foods Co.
3.00%, 06/01/26		657	692,045
4.88%, 10/01/49		385	468,582

			1,288,748

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories
3.75%, 11/30/26		241	270,340
4.75%, 11/30/36		220	279,920
4.75%, 04/15/43		117	153,955
Becton Dickinson and Co.
3.73%, 12/15/24		48	51,870
3.70%, 06/06/27		1,794	1,986,652
4.67%, 06/06/47		410	511,889
3.79%, 05/20/50		240	268,149
Medtronic, Inc., 4.63%, 03/15/45		230	300,412

			3,823,187

Health Care Providers & Services — 2.6%
Aetna, Inc.
2.80%, 06/15/23		350	362,341
3.50%, 11/15/24		656	705,332
3.88%, 08/15/47		323	358,217
Anthem, Inc.
2.38%, 01/15/25		35	36,461
2.25%, 05/15/30		294	295,019
4.65%, 01/15/43		47	57,781
5.10%, 01/15/44		298	385,049
3.13%, 05/15/50		290	293,310
Centene Corp.
4.25%, 12/15/27		315	329,695
2.45%, 07/15/28		375	376,875
3.38%, 02/15/30		220	227,766
3.00%, 10/15/30		315	322,875
2.50%, 03/01/31		415	409,294
Cigna Corp.
4.13%, 11/15/25		1,290	1,433,547
4.80%, 08/15/38		200	244,771

Security		Par (000)	Value

Health Care Providers & Services (continued)
Cigna Corp.
4.90%, 12/15/48	USD	220	$281,286
3.40%, 03/15/50		205	211,711
CommonSpirit Health
3.35%, 10/01/29		1,000	1,075,120
2.78%, 10/01/30		139	143,137
3.91%, 10/01/50		390	426,057
HCA, Inc.
5.00%, 03/15/24		785	861,521
5.38%, 09/01/26		430	491,984
5.50%, 06/15/47		825	1,069,823
5.25%, 06/15/49		360	459,486
3.50%, 07/15/51		890	882,242
Humana, Inc., 2.15%, 02/03/32		60	58,612
Sutter Health
2.29%, 08/15/30		388	391,249
3.36%, 08/15/50		177	187,227
UnitedHealth Group, Inc.
2.30%, 05/15/31		375	382,609
3.50%, 08/15/39		324	357,717
2.75%, 05/15/40		215	215,066
4.63%, 11/15/41		645	809,373
4.75%, 07/15/45		382	500,662
4.25%, 06/15/48		40	49,188
3.70%, 08/15/49		150	170,388
3.25%, 05/15/51		195	206,204
3.88%, 08/15/59		41	48,095

			15,117,090

Household Durables — 0.4%
Lennar Corp., 4.88%, 12/15/23		880	949,326
Panasonic Corp., 2.54%, 07/19/22(a)(b)		1,220	1,237,834

			2,187,160

Industrial Conglomerates — 0.7%
Carlisle Cos., Inc., 2.20%, 03/01/32		805	781,550
General Electric Co.
3.45%, 05/01/27		305	334,510
3.63%, 05/01/30		500	555,599
6.75%, 03/15/32		208	284,518
Roper Technologies, Inc.
1.00%, 09/15/25		255	253,638
1.75%, 02/15/31		175	166,877
Siemens Financieringsmaatschappij NV
0.65%, 03/11/24(a)(b)		820	821,906
2.88%, 03/11/41(a)(b)		545	552,945

			3,751,543

Insurance — 1.7%
Aflac, Inc., 1.13%, 03/15/26		1,300	1,299,374
Allstate Corp., Series B, 5.75%, 08/15/53		788	852,813
American International Group, Inc.
3.40%, 06/30/30		1,330	1,451,283
4.50%, 07/16/44		478	583,588
4.80%, 07/10/45		317	402,153
Aon Corp., 2.80%, 05/15/30		505	527,549
Aon PLC
4.00%, 11/27/23		1,760	1,871,963
4.60%, 06/14/44		150	186,961
Hartford Financial Services Group, Inc.
4.30%, 04/15/43		115	136,019
2.90%, 09/15/51		25	24,113
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26		600	659,939

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.
2.25%, 11/15/30	USD	265	$266,909
Prudential Financial, Inc.
3.94%, 12/07/49		100	117,833
4.35%, 02/25/50		425	532,503
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39(a)		90	135,514
3.30%, 05/15/50(a)		265	278,526
Travelers Cos., Inc.
4.30%, 08/25/45		216	268,596
2.55%, 04/27/50		40	38,231

			9,633,867

Interactive Media & Services — 0.2%
Alphabet, Inc.
1.90%, 08/15/40		610	547,690
2.05%, 08/15/50		230	200,874
Tencent Holdings Ltd., 3.84%, 04/22/51(a)(b)		440	459,593

			1,208,157

Internet & Direct Marketing Retail — 1.2%
Alibaba Group Holding Ltd.
4.20%, 12/06/47(b)		200	219,975
3.15%, 02/09/51(b)		335	312,364
Amazon.com, Inc.
3.15%, 08/22/27		1,705	1,874,663
3.88%, 08/22/37		100	118,076
4.05%, 08/22/47		295	357,907
2.50%, 06/03/50		250	234,138
3.10%, 05/12/51		975	1,019,314
2.70%, 06/03/60		150	140,848
3.25%, 05/12/61		400	425,706
Expedia Group, Inc.
3.60%, 12/15/23		1,220	1,291,351
6.25%, 05/01/25(a)		104	119,905
3.25%, 02/15/30		645	667,062
2.95%, 03/15/31		95	96,003

			6,877,312

IT Services — 1.4%
Fidelity National Information Services, Inc., 3.10%, 03/01/41		105	106,349
Fiserv, Inc.
3.80%, 10/01/23		1,100	1,169,301
2.75%, 07/01/24		170	179,024
4.40%, 07/01/49		156	186,786
Global Payments, Inc.
1.20%, 03/01/26		1,220	1,207,641
3.20%, 08/15/29		295	311,843
2.90%, 05/15/30		350	361,122
4.15%, 08/15/49		500	561,318
International Business Machines Corp.
4.15%, 05/15/39		376	443,811
4.25%, 05/15/49		570	691,151
Mastercard, Inc.
1.90%, 03/15/31		265	265,897
3.65%, 06/01/49		30	34,575
3.85%, 03/26/50		96	114,157
PayPal Holdings, Inc.
1.65%, 06/01/25		1,935	1,982,889
3.25%, 06/01/50		380	409,992
Visa, Inc., 3.65%, 09/15/47		30	34,537

			8,060,393

Security		Par (000)	Value

Machinery — 0.1%
Deere & Co., 3.75%, 04/15/50	USD	35	$41,777
Otis Worldwide Corp.
2.57%, 02/15/30		108	110,874
3.11%, 02/15/40		153	156,825
PACCAR Financial Corp., 2.65%, 04/06/23		470	485,525

			795,001

Media — 2.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		255	335,299
6.48%, 10/23/45		1,260	1,713,071
5.75%, 04/01/48		200	252,659
5.13%, 07/01/49		378	444,622
4.80%, 03/01/50		925	1,038,040
3.70%, 04/01/51		320	311,560
3.85%, 04/01/61		500	476,846
Comcast Corp.
2.35%, 01/15/27		400	419,545
4.15%, 10/15/28		635	730,272
4.25%, 01/15/33		620	724,760
3.25%, 11/01/39		280	295,623
3.75%, 04/01/40		1,095	1,230,259
4.60%, 08/15/45		254	318,116
3.40%, 07/15/46		490	519,656
3.97%, 11/01/47		314	358,530
4.00%, 03/01/48		430	491,963
4.00%, 11/01/49		600	694,901
2.89%, 11/01/51(a)		935	896,831
2.94%, 11/01/56(a)		709	669,711
4.95%, 10/15/58		165	227,814
2.65%, 08/15/62		200	177,222
Discovery Communications LLC
2.95%, 03/20/23		182	188,281
3.80%, 03/13/24		500	533,245
Fox Corp., 3.05%, 04/07/25		125	133,040
Grupo Televisa SAB, 6.63%, 01/15/40(b)		110	152,852
Interpublic Group of Cos., Inc.
3.75%, 10/01/21		85	85,000
4.75%, 03/30/30		3	3,534
3.38%, 03/01/41		245	257,087
NBCUniversal Media LLC, 4.45%, 01/15/43		80	96,474
Time Warner Cable LLC, 4.50%, 09/15/42		137	149,925
TWDC Enterprises 18 Corp., 4.13%, 06/01/44		65	77,973
ViacomCBS, Inc.
3.88%, 04/01/24		225	240,082
4.38%, 03/15/43		522	597,147
5.85%, 09/01/43		178	242,574
Walt Disney Co.
3.50%, 05/13/40		216	238,467
3.60%, 01/13/51		300	334,175

			15,657,156

Metals & Mining — 0.4%
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43(b)		28	37,297
Glencore Funding LLC
4.13%, 05/30/23(a)		50	52,840
2.63%, 09/23/31(a)		590	577,787
Newmont Corp.
2.80%, 10/01/29		80	83,205
2.25%, 10/01/30		300	298,421
Nucor Corp.
2.00%, 06/01/25		150	154,413
2.98%, 12/15/55(a)		13	12,695

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Southern Copper Corp., 5.88%, 04/23/45(b)	USD	125	$169,063
Steel Dynamics, Inc.
2.40%, 06/15/25		70	72,854
1.65%, 10/15/27		380	376,013
3.25%, 10/15/50		180	177,811

			2,012,399

Multi-Utilities — 1.5%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		510	534,701
CenterPoint Energy Resources Corp., 1.75%, 10/01/30		315	302,609
CMS Energy Corp., 3.00%, 05/15/26		310	329,992
Consumers Energy Co., 2.50%, 05/01/60		425	371,343
Dominion Energy, Inc.
3.90%, 10/01/25		650	710,520
3.38%, 04/01/30		200	216,647
NiSource, Inc.
0.95%, 08/15/25		250	247,014
3.60%, 05/01/30		175	191,848
5.25%, 02/15/43		55	71,276
4.38%, 05/15/47		364	432,370
ONE Gas, Inc., 1.10%, 03/11/24		1,300	1,300,063
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50		50	51,078
Sempra Energy, 3.40%, 02/01/28		2,125	2,291,812
Virginia Electric & Power Co.
4.00%, 01/15/43		260	298,071
4.60%, 12/01/48		40	51,221
3.30%, 12/01/49		191	200,455
Series B, 6.00%, 01/15/36		536	731,949

			8,332,969

Oil, Gas & Consumable Fuels — 8.8%
Atmos Energy Corp., 2.85%, 02/15/52		265	253,103
BP Capital Markets America, Inc.
3.19%, 04/06/25		560	599,446
3.59%, 04/14/27		250	276,035
3.94%, 09/21/28		46	51,909
4.23%, 11/06/28		216	247,733
1.75%, 08/10/30		245	238,169
3.06%, 06/17/41		960	969,301
3.38%, 02/08/61		55	54,734
BP Capital Markets PLC, 3.28%, 09/19/27(b)		117	128,137
Cameron LNG LLC, 3.30%, 01/15/35(a)		420	448,603
Cenovus Energy, Inc., 3.75%, 02/15/52(b)		75	72,881
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		2,010	2,270,557
Cimarex Energy Co., 4.38%, 06/01/24		310	334,280
ConocoPhillips
2.40%, 02/15/31(a)		80	81,354
4.85%, 08/15/48(a)		80	104,653
Devon Energy Corp.
5.25%, 10/15/27(a)		1,025	1,089,475
4.75%, 05/15/42		260	296,729
Diamondback Energy, Inc.
2.88%, 12/01/24		1,965	2,063,253
4.75%, 05/31/25		20	22,341
3.50%, 12/01/29		1,540	1,646,932
Eastern Gas Transmission & Storage, Inc., 4.60%, 12/15/44(a)		100	119,380
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		485	496,347
Enbridge, Inc.
(Secured Overnight Financing Rate + 0.40%), 0.45%, 02/17/23(b)(c)		340	340,952
4.00%, 10/01/23(b)		2,070	2,192,310
0.55%, 10/04/23(b)		575	575,172

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.
2.50%, 01/15/25(b)	USD	615	$640,583
6.25%, 03/01/78(b)		780	869,305
Energy Transfer LP
3.60%, 02/01/23		389	401,063
4.90%, 02/01/24		730	787,046
4.50%, 04/15/24		550	594,788
4.20%, 04/15/27		394	435,691
4.00%, 10/01/27		565	623,343
6.50%, 02/01/42		210	272,837
5.95%, 10/01/43		210	256,088
5.35%, 05/15/45		902	1,051,957
6.13%, 12/15/45		250	318,101
5.30%, 04/15/47		84	98,405
5.40%, 10/01/47		880	1,048,621
6.00%, 06/15/48		82	104,054
6.25%, 04/15/49		630	827,827
Series 5Y, 4.20%, 09/15/23		1,186	1,259,686
Energy Transfer LP/Regency Energy Finance Corp., 5.00%, 10/01/22		1,691	1,744,463
Enterprise Products Operating LLC
5.95%, 02/01/41		196	265,820
5.70%, 02/15/42		114	151,008
4.45%, 02/15/43		1,044	1,202,320
4.25%, 02/15/48		229	259,380
4.80%, 02/01/49		406	497,022
4.20%, 01/31/50		240	270,370
3.30%, 02/15/53		230	224,306
EOG Resources, Inc., 4.38%, 04/15/30		225	262,685
Hess Corp.
4.30%, 04/01/27		600	666,396
5.60%, 02/15/41		617	770,911
5.80%, 04/01/47		396	515,715
HollyFrontier Corp., 2.63%, 10/01/23		640	660,764
Kinder Morgan Energy Partners LP
7.30%, 08/15/33		715	1,006,337
6.95%, 01/15/38		100	141,725
5.00%, 03/01/43		150	177,204
Kinder Morgan, Inc.
3.15%, 01/15/23		2,295	2,370,058
5.55%, 06/01/45		350	445,827
5.05%, 02/15/46		475	574,362
3.60%, 02/15/51		300	303,194
Marathon Oil Corp.
4.40%, 07/15/27		744	835,720
5.20%, 06/01/45		60	71,539
Marathon Petroleum Corp.
4.50%, 05/01/23		1,465	1,548,265
4.75%, 09/15/44		151	176,610
MPLX LP
3.50%, 12/01/22		70	72,214
1.75%, 03/01/26		955	960,881
4.13%, 03/01/27		640	714,603
4.25%, 12/01/27		70	78,652
Occidental Petroleum Corp.
2.90%, 08/15/24		880	895,752
4.63%, 06/15/45		30	30,675
Ovintiv Exploration, Inc., 5.38%, 01/01/26		335	378,772
Pioneer Natural Resources Co.
0.55%, 05/15/23		580	580,590
1.13%, 01/15/26		255	251,731
1.90%, 08/15/30		470	449,694

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co. 2.15%, 01/15/31	USD	195	$189,619
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43		350	359,396
Sabine Pass Liquefaction LLC
5.75%, 05/15/24		1,110	1,236,217
4.20%, 03/15/28		105	117,232
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)		750	763,066
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		265	296,187
Valero Energy Corp.
2.70%, 04/15/23		820	846,425
1.20%, 03/15/24		1,000	1,011,180
2.85%, 04/15/25		160	168,506
Williams Cos., Inc., 3.75%, 06/15/27		1,280	1,409,480

			50,516,054

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.50%, 04/30/49(a)(b)		270	316,406
Suzano Austria GmbH, 2.50%, 09/15/28(b)		380	369,550

			685,956

Pharmaceuticals — 1.3%
Astrazeneca Finance LLC, 2.25%, 05/28/31		5	5,079
Bayer U.S. Finance II LLC
3.88%, 12/15/23(a)		1,025	1,090,704
4.25%, 12/15/25(a)		215	237,671
Bristol-Myers Squibb Co., 2.90%, 07/26/24		160	169,878
Johnson & Johnson, 3.55%, 03/01/36		112	129,075
Merck & Co., Inc.
1.45%, 06/24/30		58	56,021
3.70%, 02/10/45		19	21,840
Pfizer, Inc.
3.45%, 03/15/29		335	372,818
3.90%, 03/15/39		38	44,469
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23(b)		1,445	1,506,409
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23(b)		900	969,837
5.00%, 11/26/28(b)		625	746,694
2.05%, 03/31/30(b)		800	787,452
3.18%, 07/09/50(b)		635	643,495
Teva Pharmaceutical Finance IV BV, 3.65%,
11/10/21(b)		514	510,482
Wyeth LLC, 5.95%, 04/01/37		103	144,974

			7,436,898

Road & Rail — 1.5%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		350	490,580
4.40%, 03/15/42		235	285,690
4.90%, 04/01/44		415	542,825
3.55%, 02/15/50		140	157,001
Canadian Pacific Railway Co., 2.05%, 03/05/30(b)		45	44,441
CSX Corp.
3.25%, 06/01/27		195	212,478
3.80%, 03/01/28		480	536,531
4.25%, 03/15/29		135	155,188
4.30%, 03/01/48		125	151,624
4.75%, 11/15/48		71	91,661
Norfolk Southern Corp.
3.80%, 08/01/28		525	587,686
3.94%, 11/01/47		170	193,725

Security		Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp.
4.15%, 02/28/48	USD	140	$165,489
3.40%, 11/01/49		100	106,589
3.05%, 05/15/50		320	318,966
4.05%, 08/15/52		36	42,272
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/24(a)		60	63,920
4.00%, 07/15/25(a)		2,045	2,234,955
Ryder System, Inc., 2.80%, 03/01/22		70	70,574
Union Pacific Corp.
4.05%, 03/01/46		105	121,612
4.50%, 09/10/48		215	271,807
3.80%, 10/01/51		64	73,917
3.95%, 08/15/59		159	185,852
3.84%, 03/20/60		814	933,894
3.55%, 05/20/61		200	216,326
2.97%, 09/16/62		100	96,428

			8,352,031

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.
2.50%, 12/05/21		340	340,673
2.95%, 04/01/25		155	165,341
2.80%, 10/01/41		190	190,024
2.95%, 10/01/51		195	194,932
Applied Materials, Inc., 3.30%, 04/01/27		705	774,864
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		1,323	1,453,871
Broadcom, Inc.
3.15%, 11/15/25		128	136,804
4.75%, 04/15/29		1,315	1,510,212
3.42%, 04/15/33(a)		1,592	1,647,993
3.47%, 04/15/34(a)		840	864,979
Intel Corp.
2.80%, 08/12/41		115	114,644
4.75%, 03/25/50		90	117,603
3.05%, 08/12/51		470	466,903
3.20%, 08/12/61		140	140,747
KLA Corp.
4.65%, 11/01/24		40	44,121
4.10%, 03/15/29		939	1,068,648
5.00%, 03/15/49		155	208,726
3.30%, 03/01/50		595	626,020
Lam Research Corp., 3.75%, 03/15/26		890	987,293
NVIDIA Corp., 3.50%, 04/01/40		340	377,046
NXP BV/NXP Funding LLC, 5.55%, 12/01/28(a)(b)		70	84,494
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29(a)(b)		901	1,020,270
3.40%, 05/01/30(a)(b)		400	432,825
2.50%, 05/11/31(a)(b)		1,210	1,221,262
3.25%, 05/11/41(a)(b)		255	261,582
QUALCOMM, Inc.
4.30%, 05/20/47		365	452,996
3.25%, 05/20/50		100	107,082
Texas Instruments, Inc., 2.70%, 09/15/51		220	216,435

			15,228,390

Software — 2.2%
Microsoft Corp.
3.45%, 08/08/36		143	163,639
2.53%, 06/01/50		1,775	1,708,006
2.92%, 03/17/52		604	624,414
Oracle Corp.
2.95%, 04/01/30		980	1,026,585

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Oracle Corp.
3.85%, 07/15/36	USD	114	$123,853
3.60%, 04/01/40		250	259,253
5.38%, 07/15/40		800	1,007,972
3.65%, 03/25/41		408	421,970
4.50%, 07/08/44		300	344,773
4.00%, 07/15/46		172	182,213
4.00%, 11/15/47		1,006	1,074,279
3.60%, 04/01/50		1,850	1,852,217
3.95%, 03/25/51		617	650,700
3.85%, 04/01/60		250	254,039
salesforce.com, Inc.
2.70%, 07/15/41		315	314,067
2.90%, 07/15/51		340	339,147
3.05%, 07/15/61		125	126,455
VMware, Inc., 2.20%, 08/15/31		2,030	1,984,870

			12,458,452

Specialty Retail — 0.5%
Home Depot, Inc.
4.40%, 03/15/45		215	268,253
4.25%, 04/01/46		335	410,424
3.90%, 06/15/47		140	164,735
4.50%, 12/06/48		240	307,916
3.13%, 12/15/49		150	156,379
3.35%, 04/15/50		200	216,375
Lowe’s Cos., Inc.
3.70%, 04/15/46		485	529,779
4.55%, 04/05/49		199	247,546
3.00%, 10/15/50		760	741,098

			3,042,505

Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.
2.20%, 09/11/29		25	25,742
3.85%, 05/04/43		481	561,972
4.38%, 05/13/45		775	976,388
4.65%, 02/23/46		400	520,562
3.85%, 08/04/46		730	853,600
3.75%, 09/12/47		200	231,236
2.65%, 02/08/51		515	492,655
2.70%, 08/05/51		405	390,524
Dell International LLC/EMC Corp.
6.02%, 06/15/26		450	535,287
8.35%, 07/15/46		380	616,305
HP, Inc., 1.45%, 06/17/26(a)		1,775	1,765,482

			6,969,753

Tobacco — 1.3%
Altria Group, Inc.
4.80%, 02/14/29		190	218,345
2.45%, 02/04/32		115	110,197
4.50%, 05/02/43		75	79,597
5.38%, 01/31/44		637	749,892
5.95%, 02/14/49		805	1,019,509
4.00%, 02/04/61		430	411,836
BAT Capital Corp.
4.70%, 04/02/27		2,200	2,485,277
3.56%, 08/15/27		454	489,155
2.26%, 03/25/28		300	297,757
4.39%, 08/15/37		170	182,586

Security		Par (000)	Value

Tobacco (continued)
Reynolds American, Inc.
5.70%, 08/15/35	USD	875	$1,047,261
7.00%, 08/04/41		70	92,131

			7,183,543

Trading Companies & Distributors — 0.7%
Air Lease Corp.
3.38%, 07/01/25		580	615,933
2.88%, 01/15/26		760	794,121
1.88%, 08/15/26		2,730	2,720,467

			4,130,521

Wireless Telecommunication Services — 0.8%
America Movil SAB de CV
3.63%, 04/22/29(b)		250	271,386
4.38%, 04/22/49(b)		525	639,201
Rogers Communications, Inc.
4.30%, 02/15/48(b)		72	80,342
4.35%, 05/01/49(b)		52	59,194
3.70%, 11/15/49(b)		176	182,832
T-Mobile U.S.A., Inc.
3.50%, 04/15/25		220	237,008
3.88%, 04/15/30		155	171,145
4.38%, 04/15/40		495	570,322
3.00%, 02/15/41		165	159,643
4.50%, 04/15/50		365	425,505
3.30%, 02/15/51		265	256,219
3.40%, 10/15/52(a)		615	599,804
Vodafone Group PLC
4.38%, 02/19/43(b)		427	496,083
5.25%, 05/30/48(b)		500	647,186

			4,795,870

Total Corporate Bonds — 88.8% (Cost: $492,488,034)			508,502,681

Foreign Agency Obligations

Norway — 0.1%
Equinor ASA, 2.88%, 04/06/25(b)		375	398,151

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)(b)		560	534,590

Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.25%, 11/24/30(a)(b)		485	472,633
4.25%, 04/16/39(a)(b)		200	223,420

			696,053

Total Foreign Agency Obligations — 0.3% (Cost: $1,615,277)			1,628,794

Foreign Government Obligations

Chile — 0.2%
Republic of Chile
3.10%, 05/07/41(b)		570	550,335
3.50%, 01/25/50(b)		710	709,911

			1,260,246

Colombia — 0.2%
Republic of Colombia, 4.50%, 03/15/29(b)		1,050	1,105,978

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia — 0.3%
Republic of Indonesia
4.13%, 01/15/25(a)(b)	USD	350	$382,441
3.50%, 01/11/28(b)		975	1,056,839

			1,439,280

Israel — 0.0%
State of Israel, 3.88%, 07/03/50(b)		250	284,344

Italy — 0.2%
Republic of Italy, 0.88%, 05/06/24(b)		1,332	1,328,527

Mexico — 0.9%
United Mexican States
4.15%, 03/28/27(b)		1,393	1,569,911
2.66%, 05/24/31(b)		875	843,992
4.75%, 03/08/44(b)		923	981,437
4.60%, 02/10/48(b)		600	617,363
5.00%, 04/27/51(b)		655	718,371
3.77%, 05/24/61(b)		620	550,560

			5,281,634

Panama — 0.2%
Republic of Panama
3.16%, 01/23/30(b)		400	412,325
4.30%, 04/29/53(b)		240	253,620
4.50%, 04/01/56(b)		200	217,100

			883,045

Peru — 0.1%
Republic of Peru
3.30%, 03/11/41(b)		140	135,730
2.78%, 12/01/60(b)		860	726,324

			862,054

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26(b)		440	482,982

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27(b)		315	361,522

Total Foreign Government Obligations — 2.3% (Cost: $12,772,178)			13,289,612

Municipal Bonds

California — 1.1%
City of San Francisco Public Utilities Commission Water Revenue RB, 3.30%, 11/01/39		495	533,808
Los Angeles Community College District, GO, Refunding, 1.61%, 08/01/28		1,170	1,175,604
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45		1,075	1,745,478
State of California, GO, 7.63%, 03/01/40		1,125	1,880,246
University of California, RB, 3.35%, 07/01/29		550	611,716

			5,946,852

Illinois — 0.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40		1,000	1,498,310

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42		165	187,976

New York — 0.7%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39		1,125	1,818,202

Security		Par (000)	Value

New York (continued)
New York State Dormitory Authority RB, 3.11%, 02/15/39	USD	590	$637,112
Port Authority of New York & New Jersey, RB, 4.46%, 10/01/62		1,040	1,405,477

			3,860,791

Texas — 0.0%
Texas Transportation Commission RB, 2.56%, 04/01/42		210	211,182

Total Municipal Bonds — 2.1% (Cost: $9,107,268)			11,705,111

Preferred Securities

Capital Trusts — 2.7%

Banks — 1.9%
BNP Paribas SA, 4.63%(a)(b)(d)		1,350	1,378,687
Citigroup, Inc., 3.88%(d)		1,300	1,327,625
HSBC Holdings PLC
4.00%(b)(d)		200	200,500
4.60%(b)(d)		345	344,897
6.00%(b)(d)		520	570,050
6.38%(b)(d)		500	545,710
ING Groep NV, 3.88%(b)(d)		865	838,964
JPMorgan Chase & Co.
Series FF, 5.00%(d)		208	217,100
Series I, (3 mo. LIBOR US + 3.47%), 3.60%(c)(d)		244	245,335
Series S, 6.75%(d)		925	1,015,188
Lloyds Banking Group PLC, 7.50%(b)(d)		380	440,841
NatWest Group PLC, 6.00%(b)(d)		1,010	1,130,321
U.S. Bancorp, Series J, 5.30%(d)		1,075	1,228,617
Wells Fargo & Co.
3.90%(d)		340	350,625
Series U, 5.88%(d)		1,125	1,253,824

			11,088,284

Capital Markets — 0.5%
Charles Schwab Corp.
Series H, 4.00%(d)		298	307,387
Series I, 4.00%(d)		500	521,250
State Street Corp.
Series F, (3 mo. LIBOR US + 3.60%), 3.71%(c)(d)		95	95,456
Series H, 5.63%(d)		735	777,874
UBS Group AG, 3.88%(a)(b)(d)		1,385	1,384,848

			3,086,815

Electric Utilities — 0.2%
Exelon Corp., 3.50%		785	798,704

Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust
5.63%(b)		359	387,271
5.88%(b)		120	134,400

			521,671

Total Preferred Securities — 2.7% (Cost: $14,764,736)			15,495,474

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40 - 08/15/40		8,748	7,536,354
1.38%, 11/15/40 - 08/15/50		1,252	1,097,520
2.38%, 11/15/49		868	923,099
2.00%, 02/15/50		77	75,941

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.38%, 11/15/40 - 08/15/50	USD	1,252	$1,097,520
1.63%, 11/15/50		421	378,495
1.88%, 02/15/51		1,256	1,197,714
U.S. Treasury Notes
1.75%, 04/30/22		409	413,313
0.13%, 09/15/23		600	598,172
1.13%, 02/15/31		1,021	988,934

Total U.S. Treasury Obligations — 2.3% (Cost: $14,238,757)			13,209,542

Total Long-Term Investments — 98.5% (Cost: $544,986,250)			563,831,214

		Shares

Short-Term Securities

Money Market Funds — 1.2%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(e)		7,084,575	7,084,575

Security		Par (000)	Value

U.S. Treasury Obligations(f) — 0.1%
U.S. Treasury Bills, 0.08%, 06/16/22	USD	550	$549,754

Total Short-Term Securities — 1.3% (Cost: $7,634,272)			7,634,329

Total Investments — 99.8% (Cost: $552,620,522)			571,465,543

Other Assets Less Liabilities — 0.2%			1,181,612

Net Assets — 100.0%			$572,647,155

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. dollar denominated security issued by foreign domiciled entity.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Annualized 7-day yield as of period end.
(f)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	35	12/21/21	$5,573	$(114,813)
U.S. Treasury Notes (10 Year)	101	12/21/21	13,293	(74,904)
U.S. Ultra Treasury Bonds	61	12/21/21	11,655	(290,583)
U.S. Ultra Treasury Notes (10 Year)	24	12/21/21	3,486	(47,868)
U.S. Treasury Notes (2 Year)	92	12/31/21	20,245	(10,499)

				(538,667)

Short Contracts
U.S. Treasury Notes (5 Year)	210	12/31/21	25,776	139,382

				$(399,285)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.37.V1	1.00%	Quarterly	12/20/26	USD 11,080	$(267,976)	$(261,483)	$(6,493)

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ —	$(261,483)	$ —	$ (6,493)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation(a)	$—	$—	$—	$—	$139,382	$—	$139,382

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation(a)	$—	$—	$—	$—	$538,667	$—	$538,667
Swaps — centrally cleared Unrealized depreciation(a)	—	6,493	—	—	—	—	6,493

	$—	$6,493	$—	$—	$538,667	$—	$545,160

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,103,043	$—	$1,103,043
Swaps	—	(35,544)	—	—	—	—	(35,544)

	$—	$(35,544)	$—	$—	$1,103,043	$—	$1,067,499

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(255,389)	$—	$(255,389)
Swaps	—	(12,124)	—	—	—	—	(12,124)

	$—	$(12,124)	$—	$—	$(255,389)	$—	$(267,513)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$43,434,481
Average notional value of contracts — short	$22,021,727
Credit default swaps
Average notional value — buy protection	$10,686,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$508,502,681	$—	$508,502,681
Foreign Agency Obligations	—	1,628,794	—	1,628,794
Foreign Government Obligations	—	13,289,612	—	13,289,612
Municipal Bonds	—	11,705,111	—	11,705,111
Preferred Securities	—	15,495,474	—	15,495,474
U.S. Treasury Obligations	—	13,209,542	—	13,209,542
Short-Term Securities
Money Market Funds	7,084,575	—	—	7,084,575
U.S. Treasury Obligations	—	549,754	—	549,754

	$7,084,575	$564,380,968	$—	$571,465,543

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$139,382	$—	$—	$139,382
Liabilities
Credit Contracts	—	(6,493)	—	(6,493)
Interest Rate Contracts	(538,667)	—	—	(538,667)

	$(399,285)	$(6,493)	$—	$(405,778)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds

Alabama — 2.4%
County of Jefferson Sewer Revenue, Refunding RB, Series D, 6.50%, 10/01/53	USD	1,000	$1,139,890
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)		1,645	2,109,367
Southeast Energy Authority Cooperative District, RB, Series B, 4.00%, 12/01/51(a)		3,065	3,712,052
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35		1,000	1,184,910
Tuscaloosa County IDA, Refunding RB, Series A, 5.25%, 05/01/44(b)		1,545	1,783,888

			9,930,107

American Samoa — 0.1%
American Samoa EDA, RB, Series A, 5.00%, 09/01/38(b)		265	327,508

Arizona — 2.2%
Arizona IDA
RB, 5.00%, 07/01/45(b)		265	288,233
RB, 5.00%, 12/15/49(b)		105	118,797
RB, 7.10%, 01/01/55(b)		1,150	1,161,914
RB, 5.00%, 07/01/55(b)		285	306,988
RB, Series B, 5.13%, 07/01/47(b)		195	217,778
Refunding RB, 5.50%, 07/01/52(b)		610	657,989
Refunding RB, Series A, 5.00%, 07/01/26(b)		300	335,976
Refunding RB, Series A, 5.13%, 07/01/37(b)		605	695,859
Refunding RB, Series G, 5.00%, 07/01/47(b)		185	213,507
City of Phoenix IDA
RB, 5.00%, 07/01/46(b)		570	628,288
RB, 5.00%, 07/01/59		880	1,035,267
RB, Series A, 5.00%, 07/01/49(b)		270	275,570
Refunding RB, 5.00%, 07/01/35(b)		300	329,169
Refunding RB, 5.00%, 07/01/45(b)		100	108,290
Refunding RB, Series A, 5.00%, 07/01/35(b)		45	50,312
County of Pima IDA
RB, 5.13%, 07/01/39		145	150,430
RB, 5.25%, 07/01/49		180	185,564
Refunding RB, 5.00%, 07/01/56(b)		295	323,376
La Paz County IDA, RB, 5.88%, 06/15/48(b)		285	307,093
Maricopa County IDA
RB, 5.25%, 10/01/40(b)		280	313,043
RB, 5.50%, 10/01/51(b)		280	312,222
Refunding RB, Series A, 4.13%, 09/01/38		230	265,312
Salt Verde Financial Corp., RB, 5.00%, 12/01/37		500	690,130
Tempe IDA, RB, 4.00%, 12/01/56(c)		255	271,743

			9,242,850

Arkansas — 1.8%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)		3,045	3,325,018
RB, AMT, 4.75%, 09/01/49(b)		3,150	3,518,109
Pulaski County Public Facilities Board
RB, 5.00%, 12/01/39		230	263,874
RB, 5.00%, 12/01/42		250	282,678

			7,389,679

California — 4.7%
California Community Housing Agency
RB, Series A, 5.00%, 04/01/49(b)		165	186,033
RB, Series A, 4.00%, 02/01/56(b)		1,440	1,542,427
RB, Series A-2, 4.00%, 08/01/47(b)		1,055	1,120,800
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36		300	303,201

Security		Par (000)	Value

California (continued)
California Municipal Finance Authority
RB, 5.63%, 07/01/44(b)	USD	150	$160,583
Refunding RB, Series A, 5.00%, 02/01/46		650	734,526
Refunding RB, Series B, 5.00%, 01/01/37		630	752,982
California Public Finance Authority, RB, 6.25%, 07/01/54(b)		1,100	1,270,742
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(b)		250	278,517
Refunding RB, 5.00%, 07/01/51(b)		300	337,419
California Statewide Communities Development Authority
Refunding RB, Series A, 5.25%, 11/01/44(b)		250	264,158
Refunding RB, (AGM), 5.00%, 11/15/49		500	572,615
California Statewide Financing Authority
RB, 5.63%, 05/01/29		20	20,081
RB, 6.00%, 05/01/43		315	315,917
RB, 6.00%, 05/01/43		85	85,247
City of Irvine, Special Tax Bonds, 5.00%, 09/01/44		250	277,540
City of Roseville, Special Tax Bonds, 5.00%, 09/01/44		500	538,665
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(b)		2,250	2,379,330
CSCDA Community Improvement Authority
RB, 2.65%, 12/01/46(b)		760	712,667
RB, 4.00%, 10/01/56(b)		1,080	1,157,252
RB, 3.00%, 12/01/56(b)		645	607,545
RB, 4.00%, 12/01/56(b)		910	948,575
RB, Series B, 4.00%, 02/01/57(b)		505	528,119
Golden State Tobacco Securitization Corp.
Refunding RB, Series A-1, 3.50%, 06/01/36		865	876,617
Refunding RB, Series A-1, 5.00%, 06/01/47		115	118,210
Refunding RB, Series A-2, 5.00%, 06/01/47		1,865	1,917,052
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(b)(d)		1,045	622,224
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45		500	584,530
San Francisco City & County Redevelopment Agency Successor Agency, TA, 0.00%, 08/01/31(b)(d)		580	362,233

			19,575,807

Colorado — 4.0%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47		1,000	1,044,360
Arista Metropolitan District, GO, Refunding, 5.00%, 12/01/38		500	536,185
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50		500	544,190
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48		500	530,375
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)		500	478,190
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48		1,050	1,114,628
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)		155	162,649
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45		500	546,595
Colorado Health Facilities Authority RB, 5.25%, 01/01/45		620	658,198
Refunding RB, 5.00%, 07/01/38		215	226,088
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40		950	1,085,850
DIATC Metropolitan District, GO, 3.25%, 12/01/29(b)		590	616,113

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colorado (continued)
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39	USD	600	$652,194
GO, Series A, 5.00%, 08/01/49		540	582,304
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51		575	609,287
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50		500	485,625
Loretto Heights Community Authority, RB, 4.88%, 12/01/51		570	583,703
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48		500	532,625
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49		675	718,929
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)		930	1,058,926
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37		550	591,800
Southlands Metropolitan District No. 1
GO, Refunding, Series A-1, 5.00%, 12/01/37		250	283,067
GO, Refunding, Series A-1, 5.00%, 12/01/47		180	200,039
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49		645	694,136
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44		1,000	1,052,090
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51		560	556,646
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48		500	534,950

			16,679,742

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority
RB, Series A, 5.00%, 01/01/45(b)		190	207,229
RB, Series A, 5.00%, 01/01/55(b)		255	276,405
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)		775	816,315
Mohegan Tribe of Indians of Connecticut
RB, Series A, 6.75%, 02/01/45(b)		98	102,120
Refunding RB, Series C-1, 6.25%, 02/01/30(b)		330	374,738

			1,776,807

District of Columbia — 2.5%
District of Columbia HFA, RB, Series B-1, 2.55%, 03/01/42		1,290	1,267,193
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(d)		8,970	2,004,884
RB, 0.00%, 06/15/46(d)		10,325	1,940,171
RB, 0.00%, 06/15/55(d)		19,300	1,880,013
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, 4.00%, 10/01/49		3,030	3,430,172

			10,522,433

Florida — 8.5%
Babcock Ranch Community Independent Special District, Special Assessment RB, 4.25%, 11/01/21		125	125,181
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/23(b)		200	205,994
Refunding RB, 4.00%, 11/15/26(b)		475	502,569
Refunding RB, 4.00%, 11/15/28(b)		510	545,302
Refunding RB, 4.00%, 11/15/30(b)		555	590,409
Refunding RB, 4.00%, 11/15/34(b)		650	681,746
Refunding RB, 5.00%, 04/01/39		500	548,940

Security		Par (000)	Value

Florida (continued)
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31	USD	480	$532,459
Capital Trust Agency, Inc.
RB, 5.00%, 06/01/41(b)		100	114,896
RB, 5.00%, 06/15/49(b)		100	106,502
RB, 5.75%, 06/01/54(b)		420	452,038
RB, 5.00%, 06/01/56(b)		160	178,694
RB, 4.88%, 06/15/56(b)		1,335	1,341,622
RB, 0.00%, 07/01/61(b)(d)		36,570	4,475,071
Celebration Pointe Community Development District
Special Assessment RB, 4.00%, 05/01/22(b)		25	25,256
Special Assessment RB, 5.13%, 05/01/45		235	244,271
Charlotte County IDA
RB, 5.00%, 10/01/34(b)		105	117,248
RB, 5.00%, 10/01/49(b)		510	555,099
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45		1,000	1,130,450
County of Broward Airport System Revenue, RB, AMT, Series A, 4.00%, 10/01/49		610	687,019
County of Broward Port Facilities Revenue, RB, AMT, Series B, 4.00%, 09/01/49		2,500	2,805,975
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(d)		935	412,223
Refunding RB, Series A-2, 0.00%, 10/01/47(d)		900	381,834
Refunding RB, Series A-2, 0.00%, 10/01/48(d)		635	259,226
Refunding RB, Series A-2, 0.00%, 10/01/49(d)		525	206,614
County of Palm Beach, RB, 5.00%, 04/01/51(b)		110	123,576
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45		505	571,458
Florida Development Finance Corp.
RB, 5.00%, 06/15/51(b)		840	905,360
RB, 5.25%, 06/01/55(b)		645	746,323
RB, 5.13%, 06/15/55(b)		2,490	2,568,012
RB, Series A, 6.13%, 06/15/44		45	48,148
RB, AMT, 5.00%, 08/01/29(a)(b)		470	482,784
Refunding RB, 5.00%, 06/01/51		245	279,890
Refunding RB, 4.00%, 06/01/55(b)		300	330,693
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40		210	221,875
Special Assessment RB, 4.50%, 05/01/52		235	248,132
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36		250	266,637
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33		370	387,039
Hillsborough County Aviation Authority, Refunding RB, AMT, Series A, 5.00%, 10/01/44		350	390,961
Lakewood Ranch Stewardship District
Special Assessment RB, 3.00%, 05/01/24		100	101,226
Special Assessment RB, 3.13%, 05/01/25		255	259,529
Special Assessment RB, 3.25%, 05/01/29		225	232,931
Special Assessment RB, 4.75%, 05/01/29		180	200,504
Special Assessment RB, 4.95%, 05/01/29(b)		135	151,787
Special Assessment RB, 4.88%, 05/01/35		150	159,316
Special Assessment RB, 4.40%, 05/01/39		525	567,609
Special Assessment RB, 5.30%, 05/01/39		205	233,969
Special Assessment RB, 5.50%, 05/01/39(b)		135	155,880
Special Assessment RB, 5.13%, 05/01/46		100	107,396
Special Assessment RB, 5.45%, 05/01/48		365	414,775
Special Assessment RB, 5.65%, 05/01/48(b)		210	241,422
Special Assessment RB, 4.00%, 05/01/49(b)		200	207,836

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District Special Assessment RB, 3.90%, 05/01/50	USD	240	$251,947
Orange County Health Facilities Authority
RB, 5.00%, 08/01/35		250	286,850
Refunding RB, 5.00%, 08/01/41		695	766,203
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25		300	306,753
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25		175	177,740
Special Assessment Refunding RB, 3.38%, 05/01/30		335	348,005
Pinellas County IDA, RB, 5.00%, 07/01/39		250	292,655
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31		100	105,574
Special Assessment RB, Series 2, 4.00%, 05/01/50		425	448,188
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24		100	101,547
Special Assessment RB, 3.50%, 11/01/30		200	209,480
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41		135	140,137
Special Assessment RB, Series A1, 4.00%, 05/01/51		130	134,204
Special Assessment RB, Series A-2, 3.88%, 05/01/31		155	160,489
Sawyers Landing Community Development District, Special Assessment RB, 4.25%, 05/01/53		815	856,239
Seminole County IDA, Refunding RB, 5.75%, 11/15/54		595	661,265
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34		375	389,850
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37		185	198,141
Trout Creek Community Development District
Special Assessment RB, 4.50%, 05/01/23		100	102,299
Special Assessment RB, 5.00%, 05/01/28		240	264,593
Special Assessment RB, 5.63%, 05/01/45		200	214,102
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29		100	107,904
Special Assessment RB, 4.75%, 05/01/39		190	207,818
Special Assessment RB, 5.00%, 05/01/50		290	317,034
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)		805	851,127

			35,731,850

Georgia — 0.6%
Gainesville & Hall County Hospital Authority, Refunding RB, (County GTD), 5.50%, 08/15/54		250	292,728
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49		950	1,427,080
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49		845	947,490

			2,667,298

Guam — 0.4%
Territory of Guam
Refunding RB, Series A, 5.00%, 11/01/35		265	334,427
Refunding RB, Series A, 5.00%, 11/01/40		365	452,326

Security		Par (000)	Value

Guam (continued)
Territory of Guam
Refunding RB, Series F, 4.00%, 01/01/36(c)	USD	315	$362,792
Refunding RB, Series F, 4.00%, 01/01/42(c)		405	453,329

			1,602,874

Idaho — 0.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43		330	382,576

Illinois — 4.8%
Chicago Board of Education
GO, Series A, 5.00%, 12/01/41		200	201,128
GO, Series A, 5.00%, 12/01/42		570	591,107
GO, Series D, 5.00%, 12/01/46		190	226,305
GO, Series D, 5.00%, 12/01/46		485	514,721
GO, Series H, 5.00%, 12/01/46		625	729,731
GO, Refunding, Series A, 0.00%, 12/01/25(d)		135	128,498
GO, Refunding, Series A, 5.00%, 12/01/28		125	155,794
GO, Refunding, Series A, 5.00%, 12/01/30		505	635,820
GO, Refunding, Series B, 4.00%, 12/01/35		230	236,113
GO, Refunding, Series C, 5.00%, 12/01/25		225	262,672
GO, Refunding, Series C, 5.00%, 12/01/34		625	746,313
GO, Refunding, Series D, 5.00%, 12/01/25		290	338,517
GO, Refunding, Series F, 5.00%, 12/01/22		215	226,023
Chicago O’Hare International Airport
Refunding RB, Series D, 5.00%, 01/01/39		260	274,186
Refunding RB, Series D, 5.00%, 01/01/46		1,000	1,126,100
City of Chicago
GO, Refunding, Series A, 5.25%, 01/01/32		530	581,299
GO, Refunding, Series A, 6.00%, 01/01/38		275	339,537
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39		500	561,390
Cook County Community College District No. 508, GO, 5.25%, 12/01/30		920	999,460
Illinois Finance Authority
Refunding RB, 6.13%, 02/01/45		150	155,480
Refunding RB, 5.00%, 02/15/47		900	1,017,504
Refunding RB, Series C, 5.00%, 02/15/41		650	774,715
Metropolitan Pier & Exposition Authority
RB, 5.50%, 06/15/53		390	450,781
RB, 5.00%, 06/15/57		660	769,382
Refunding RB, 4.00%, 12/15/47(c)		1,295	1,437,463
Refunding RB, 0.00%, 12/15/54(d)		1,590	567,010
Refunding RB, (State Appropriation), Series B, 5.00%, 06/15/52		80	82,563
State of Illinois
GO, 5.00%, 01/01/28		1,005	1,173,750
GO, 5.00%, 04/01/31		1,000	1,095,680
GO, 5.50%, 07/01/33		365	391,820
GO, 5.00%, 03/01/37		300	304,983
GO, 5.00%, 02/01/39		1,000	1,083,860
GO, 5.00%, 05/01/39		275	300,259
GO, Series A, 5.00%, 01/01/33		310	313,134
GO, Series A, 5.00%, 12/01/35		825	978,029
GO, Series D, 5.00%, 11/01/28		295	358,219
GO, Refunding, Series B, 5.00%, 10/01/27		105	127,569

			20,256,915

Indiana — 0.7%
City of Anderson, RB, 5.38%, 01/01/40		340	351,611
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)		350	350,535
Indiana Finance Authority RB, AMT, 6.75%, 05/01/39		640	836,154

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indiana (continued)
Indiana Finance Authority
RB, AMT, 5.25%, 01/01/51	USD	1,000	$1,067,940
Refunding RB, 4.75%, 03/01/32		270	275,130

			2,881,370

Iowa — 1.2%
Iowa Finance Authority
RB, Series A, 5.00%, 05/15/48		940	1,079,938
Refunding RB, 3.13%, 12/01/22		395	402,450
Refunding RB, 5.25%, 12/01/25		310	338,855
Refunding RB, 5.25%, 12/01/50(a)		400	429,524
Refunding RB, Series E, 4.00%, 08/15/46		570	624,007
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44		2,000	2,044,880

			4,919,654

Louisiana — 0.9%
Juban Crossing Economic Development District, Refunding RB, 7.00%, 09/15/44(b)		375	362,876
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)		400	418,736
Louisiana Public Facilities Authority
RB, 5.00%, 06/01/41(b)		310	335,777
RB, 5.25%, 06/01/51(b)		455	494,626
RB, 5.25%, 06/01/60(b)		840	908,351
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)		950	1,252,071

			3,772,437

Maryland — 1.9%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44		250	256,150
City of Baltimore
Refunding RB, 4.00%, 09/01/27		100	109,273
Refunding TA, 3.20%, 06/01/30(b)		200	206,648
Refunding TA, 3.25%, 06/01/31(b)		225	232,355
Refunding TA, 3.30%, 06/01/32(b)		500	515,750
Refunding TA, 3.35%, 06/01/33(b)		540	556,713
Refunding TA, 3.40%, 06/01/34(b)		570	587,357
Refunding TA, 3.45%, 06/01/35(b)		610	628,428
County of Frederick, Refunding TA, 4.63%, 07/01/43(b)		1,100	1,292,995
Maryland EDC
RB, AMT, 5.00%, 03/31/51		620	722,883
Refunding RB, 5.00%, 07/01/39		100	107,034
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(b)		1,940	2,220,796
Refunding RB, 5.00%, 07/01/40		500	569,030

			8,005,412

Massachusetts — 1.5%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/43		500	594,750
RB, 5.00%, 01/01/48		1,000	1,178,210
RB, 5.00%, 10/01/54		710	800,241
RB, Series A, 5.00%, 01/01/47		500	578,675
RB, Series N, 5.00%, 07/01/44		500	554,205
Refunding RB, 4.00%, 07/01/45		120	138,002
Refunding RB, 4.00%, 07/01/50		225	255,976
Refunding RB, Series A, 4.00%, 07/01/44		1,250	1,405,125
Massachusetts HFA, Refunding RB, AMT, Series A, 4.45%, 12/01/42		605	632,933

			6,138,117

Security		Par (000)	Value

Michigan — 0.8%
Advanced Technology Academy, Refunding RB, 3.88%, 11/01/29	USD	250	$268,253
City of Detroit
GO, 5.00%, 04/01/34		90	106,459
GO, 5.00%, 04/01/35		90	106,170
GO, 5.00%, 04/01/36		65	76,495
GO, 5.00%, 04/01/37		100	117,425
GO, 5.00%, 04/01/38		45	52,715
Michigan Finance Authority, RB, AMT, 5.00%, 07/01/44		250	258,840
Michigan State HDA, RB, Series A, 2.70%, 10/01/56		1,000	969,710
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44		500	563,420
RB, Series D, 5.00%, 12/01/40		500	581,090
RB, AMT, 5.00%, 12/01/39		250	281,410

			3,381,987

Minnesota — 1.6%
City of Deephaven, Refunding RB, 5.25%, 07/01/37		605	663,854
City of Forest Lake, Refunding RB, 5.00%, 07/01/56		2,140	2,340,026
City of Minneapolis
RB, 5.00%, 07/01/40		435	485,904
RB, Series A, 5.75%, 07/01/55		850	986,034
Duluth EDA
Refunding RB, 4.25%, 02/15/48		1,265	1,413,853
Refunding RB, 5.25%, 02/15/58		425	515,754
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/38(b)		240	273,396

			6,678,821

Missouri — 0.6%
City of St. Louis Missouri IDA Refunding RB, 4.38%, 11/15/35		215	217,535
Refunding RB, 4.75%, 11/15/47		240	240,310
Kansas City IDA, Refunding RB, 5.75%, 11/15/36(b)(e)(f)		220	77,000
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(b)		720	721,656
TA, 5.00%, 02/01/40(b)		260	265,333
Plaza at Noah’s Ark Community Improvement District
Refunding RB, 3.00%, 05/01/22		250	251,672
Refunding RB, 3.00%, 05/01/25		100	102,820
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37		695	785,134

			2,661,460

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45		500	574,390

Nevada — 1.5%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49		190	215,409
City of Reno, Refunding RB, (AGM), Series A-1, 4.00%, 06/01/46		5,000	5,503,850
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40		190	221,048
RB, 5.00%, 07/01/45		240	275,287
RB, 5.00%, 07/01/51		255	289,415

			6,505,009

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series A, 4.13%, 08/15/40		320	329,174
RB, Series A, 4.25%, 08/15/46		365	372,932

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New Hampshire (continued)
New Hampshire Business Finance Authority
RB, Series A, 4.50%, 08/15/55	USD	755	$775,966
Refunding RB, 4.63%, 11/01/42(b)		320	333,706
Refunding RB, Series A, 3.63%, 07/01/43(a)(b)		290	307,852
Refunding RB, AMT, 4.88%, 11/01/42(b)		130	136,118

			2,255,748

New Jersey — 6.2%
Casino Reinvestment Development Authority, Inc.
Refunding RB, 5.25%, 11/01/39		250	277,995
Refunding RB, 5.25%, 11/01/44		560	613,038
New Jersey EDA
RB, 5.00%, 07/01/32		200	219,196
RB, 5.25%, 11/01/54(b)		945	1,001,870
RB, Series EEE, 5.00%, 06/15/43		2,935	3,582,109
RB, Series WW, 5.25%, 06/15/40		55	64,690
RB, Series WW, 5.25%, 06/15/40		945	1,082,205
RB, AMT, 6.50%, 04/01/31		90	97,355
RB, AMT, 5.38%, 01/01/43		500	546,820
Refunding RB, Series A, 6.00%, 08/01/49(b)		250	262,135
Refunding RB, (AGM), 5.00%, 06/01/37		200	238,486
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/47		540	587,677
Refunding RB, 4.25%, 07/01/44		395	426,568
Refunding RB, 5.00%, 07/01/44		220	246,092
New Jersey Higher Education Student Assistance Authority
RB, AMT, Series B, 2.50%, 12/01/40		790	814,972
Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49		820	830,471
New Jersey Transportation Trust Fund Authority
RB, 5.25%, 06/15/43		1,615	2,011,127
RB, Series AA, 5.00%, 06/15/38		325	335,809
RB, Series AA, 5.25%, 06/15/41		205	236,123
RB, Series AA, 5.00%, 06/15/44		30	32,089
RB, Series AA, 5.00%, 06/15/44		30	32,864
RB, Series AA, 4.00%, 06/15/45		710	814,746
RB, Series AA, 5.00%, 06/15/46		450	506,191
RB, Series BB, 4.00%, 06/15/50		4,000	4,480,680
New Jersey Turnpike Authority
RB, Series A, 5.00%, 01/01/43		370	383,124
RB, Series A, 4.00%, 01/01/48		2,000	2,265,180
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		375	456,649
Refunding RB, Series A, 5.25%, 06/01/46		1,100	1,324,158
Refunding RB, Sub-Series B, 5.00%, 06/01/46		1,795	2,114,995

			25,885,414

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42		325	336,648

New York — 8.2%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)		285	322,101
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48		1,000	1,032,970
City of New York, GO, Series F-1, 5.00%, 03/01/44		3,000	3,773,580
County of Cattaraugus, RB, 5.00%, 05/01/44		195	214,609
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45		495	498,614
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44		500	548,245

Security	Par (000)		Value

New York (continued)
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	USD	125	$136,428
Metropolitan Transportation Authority
RB, Series B, 3.00%, 11/15/25		165	169,666
RB, Series C-1, 4.75%, 11/15/45		1,285	1,517,392
RB, Series C-1, 5.25%, 11/15/55		1,950	2,353,318
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44		1,000	1,030,850
New York Counties Tobacco Trust IV
Refunding RB, 6.25%, 06/01/41(b)		550	558,437
Refunding RB, Series A, 5.00%, 06/01/42		915	924,095
Refunding RB, Series A, 5.00%, 06/01/45		225	227,223
New York Counties Tobacco Trust VI
Refunding RB, 5.00%, 06/01/45		835	903,345
Refunding RB, 5.00%, 06/01/51		420	443,629
New York Liberty Development Corp.
Refunding RB, 5.38%, 11/15/40(b)		150	169,068
Refunding RB, 5.00%, 11/15/44(b)		3,000	3,288,360
Refunding RB, 2.88%, 11/15/46		1,990	2,005,542
Refunding RB, 3.00%, 11/15/51		455	465,388
New York State Dormitory Authority
Refunding RB, 5.00%, 12/01/35(b)		215	255,510
Refunding RB, Series A, 4.00%, 03/15/47		2,000	2,309,420
New York State HFA, RB, (State of New York Mortgage Agency), Series L-1, 2.60%, 11/01/50		1,215	1,174,929
New York State Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/45		1,190	1,358,635
New York Transportation Development Corp.
RB, AMT, 5.00%, 07/01/34		500	558,955
RB, AMT, 5.00%, 10/01/35		240	298,522
RB, AMT, 5.00%, 10/01/40		680	832,578
RB, AMT, 5.00%, 07/01/41		1,470	1,634,067
RB, AMT, 4.00%, 04/30/53		640	721,997
Refunding RB, AMT, 5.38%, 08/01/36		865	1,069,339
Tompkins County Development Corp., Refunding RB,
5.00%, 07/01/44		385	416,813
Westchester County Healthcare Corp., RB, Series A, 5.00%, 11/01/44		322	352,917
Westchester County Local Development Corp.,
Refunding RB, 5.00%, 01/01/34		1,080	1,134,572
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42		850	932,170
Refunding RB, Sub-Series C, 5.13%, 06/01/51		500	566,220

			34,199,504

North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 5.25%, 01/01/41		250	264,422
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(b)		250	265,823

			530,245

North Dakota — 0.2%
County of Cass, Refunding RB, 5.25%, 02/15/58		855	1,034,721

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55		5,545	6,280,933
Cleveland-Cuyahoga County Port Authority Refunding TA, 4.00%, 12/01/55(b)		185	194,126
Refunding TA, 4.50%, 12/01/55(b)		155	167,801
County of Franklin
RB, 6.13%, 07/01/40		30	31,327
RB, 6.13%, 07/01/40		555	575,296

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ohio (continued)
County of Hamilton
Refunding RB, 5.00%, 01/01/46	USD	190	$207,640
Refunding RB, 4.00%, 08/15/50		915	1,064,191
County of Hardin
Refunding RB, 5.00%, 05/01/30		140	151,802
Refunding RB, 5.25%, 05/01/40		285	307,432
Refunding RB, 5.50%, 05/01/50		670	721,215
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)		455	485,262
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)		880	1,013,109
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)		265	266,956
Southern Ohio Port Authority, RB, AMT, Series A, 7.00%, 12/01/42(b)		1,380	1,558,600
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53		370	411,965

			13,437,655

Oklahoma — 2.1%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37		1,000	1,179,760
Oklahoma Development Finance Authority RB, 7.25%, 09/01/51(b)		3,290	3,981,361
RB, Series B, 5.00%, 08/15/38		975	1,170,117
RB, Series B, 5.25%, 08/15/43		875	1,061,489
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)		235	229,040
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45		965	1,093,605

			8,715,372

Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(d)		275	152,768
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49		150	158,503
Oregon State Facilities Authority, RB, 5.25%, 06/15/55(b)		305	326,231
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36		300	323,106

			960,608

Pennsylvania — 2.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)		295	337,899
Bucks County IDA
RB, 4.00%, 07/01/46		100	111,257
RB, 4.00%, 07/01/51		100	110,254
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42		130	134,303
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/49		1,255	1,391,431
Montgomery County IDA, Refunding RB, 5.25%, 01/15/45		500	560,775
Pennsylvania Economic Development Financing Authority
RB, AMT, Series P-3, 5.00%, 06/30/42		1,625	1,876,469
Refunding RB, AMT, 5.50%, 11/01/44		500	529,505
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47		1,010	962,035
Pennsylvania Higher Educational Facilities Authority
RB, 4.00%, 08/15/44		1,045	1,206,902
Refunding RB, 5.00%, 07/15/38		250	276,182

Security		Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission
RB, Series B, 5.25%, 12/01/44	USD	1,000	$1,132,440
RB, Sub-Series A, 5.50%, 12/01/42		660	802,461
Philadelphia Authority for Industrial Development, Refunding RB, Series 2015, 5.00%, 04/01/45		500	570,520

			10,002,433

Puerto Rico — 10.5%
Children’s Trust Fund
RB, Series A, 0.00%, 05/15/57(d)		30,030	2,003,301
Refunding RB, 5.50%, 05/15/39		160	163,971
Commonwealth of Puerto Rico
GO, 5.13%, 07/01/31(e)(f)		205	198,594
GO, Series A, 5.13%, 07/01/31(e)(f)		2	1,937
GO, Series A-PSA, 5.25%, 07/01/22(e)(f)		75	72,656
GO, Series A-PSA, 6.00%, 07/01/38(e)(f)		160	156,700
GO, Series A-PSA, 5.75%, 07/01/41(e)(f)		90	83,659
GO, Series B-PSA, 5.25%, 07/01/17(e)(f)		30	28,770
GO, Refunding, Series A-PSA, 5.50%, 07/01/18(e)(f)		285	273,312
GO, Refunding, Series A-PSA, 5.50%, 07/01/32(e)(f)		90	87,187
GO, Refunding, Series A-PSA, 8.00%, 07/01/35(e)(f)		4,275	3,667,668
GO, Refunding, Series A-PSA, 5.50%, 07/01/39(e)(f)		865	795,800
GO, Refunding, Series A-PSA, 6.50%, 07/01/40(e)(f)		625	612,109
GO, Refunding, Series A-PSA, 5.00%, 07/01/41(e)(f)		4,485	3,935,587
GO, Refunding, Series B-PSA, 6.00%, 07/01/39(e)(f)		135	132,216
Puerto Rico Commonwealth Aqueduct & Sewer Authority
RB, Series A, 5.13%, 07/01/37		55	57,014
RB, Series A, 5.75%, 07/01/37		885	921,533
Puerto Rico Electric Power Authority
RB, Series 2013 A-RSA-1, 7.00%, 07/01/33(e)(f)		1,795	1,808,462
RB, Series 2013 A-RSA-1, 6.75%, 07/01/36(e)(f)		775	780,812
RB, Series 2013 A-RSA-1, 7.00%, 07/01/43(e)(f)		175	176,312
RB, Series A-3, 10.00%, 07/01/19(e)(f)		177	185,869
RB, Series A-RSA-1, 5.00%, 07/01/29(e)(f)		385	376,855
RB, Series A-RSA-1, 5.00%, 07/01/42(e)(f)		470	460,057
RB, Series B-3, 10.00%, 07/01/19(e)(f)		177	185,869
RB, Series C-1, 5.40%, 01/01/18(e)(f)		486	451,388
RB, Series C-2, 5.40%, 07/01/18(e)(f)		486	451,461
RB, Series C-3, 5.40%, 01/01/20(e)(f)		49	45,636
RB, Series C-4, 5.40%, 07/01/20(e)(f)		49	45,636
RB, Series CCC, 5.00%, 07/01/27(e)(f)		545	505,824
RB, Series CCC-RSA-1, 5.25%, 07/01/26(e)(f)		125	122,356
RB, Series CCC-RSA-1, 5.25%, 07/01/28(e)(f)		70	68,519
RB, Series D-2-RSA-1, 7.50%, 01/01/20(e)(f)		840	846,650
RB, Series TT, 5.00%, 07/01/32(e)(f)		395	366,607
RB, Series TT-RSA-1, 5.00%, 07/01/25(e)(f)		45	44,048
RB, Series TT-RSA-1, 5.00%, 07/01/26(e)(f)		190	185,980
RB, Series WW, 5.00%, 07/01/28(e)(f)		165	153,139
RB, Series WW, 5.50%, 07/01/38(e)(f)		130	120,655
RB, Series WW-RSA-1, 5.50%, 07/01/17(e)(f)		110	107,673
RB, Series WW-RSA-1, 5.50%, 07/01/18(e)(f)		95	92,990
RB, Series WW-RSA-1, 5.50%, 07/01/19(e)(f)		70	68,519
RB, Series WW-RSA-1, 5.38%, 07/01/22(e)(f)		940	920,114
RB, Series WW-RSA-1, 5.38%, 07/01/24(e)(f)		65	63,625
RB, Series WW-RSA-1, 5.25%, 07/01/33(e)(f)		75	73,413

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series WW-RSA-1, 5.50%, 07/01/38(e)(f)	USD	90	$88,096
RB, Series XX-RSA-1, 5.25%, 07/01/27(e)(f)		50	48,942
RB, Series XX-RSA-1, 5.25%, 07/01/35(e)(f)		30	29,365
RB, Series XX-RSA-1, 5.75%, 07/01/36(e)(f)		600	587,307
RB, Series XX-RSA-1, 5.25%, 07/01/40(e)(f)		2,320	2,270,919
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/22(e)(f)		160	156,615
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/28(e)(f)		265	259,394
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/29(e)(f)		40	39,154
Refunding RB, Series DDD-RSA-1, 5.00%, 07/01/19(e)(f)		895	876,066
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/17(a)(e)(f)		30	26,687
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/18(a)(e)(f)		30	26,687
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/20(a)(e)(f)		250	222,388
Refunding RB, Series UU-RSA-1, 0.80%, 07/01/31(a)(e)(f)		300	266,865
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)		930	863,150
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/17(e)(f)		70	68,519
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/19(e)(f)		235	230,028
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/24(e)(f)		150	146,827
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/28(e)(f)		75	73,413
Puerto Rico Public Buildings Authority
Refunding RB, (Commonwealth GTD), 10.00%, 07/01/34(e)(f)		85	96,475
Refunding RB, (Commonwealth GTD), Series F-PSA, 5.25%, 07/01/24(e)(f)		100	107,125
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/29(d)		613	546,091
RB, Series A-1, 0.00%, 07/01/31(d)		364	295,746
RB, Series A-1, 0.00%, 07/01/33(d)		132	99,160
RB, Series A-1, 0.00%, 07/01/46(d)		2,758	905,838
RB, Series A-1, 0.00%, 07/01/51(d)		6,386	1,515,909
RB, Series A-1, 4.75%, 07/01/53		3,377	3,855,487
RB, Series A-1, 5.00%, 07/01/58		2,368	2,717,446
RB, Series A-2, 4.33%, 07/01/40		2,225	2,467,347
RB, Series A-2, 4.33%, 07/01/40		34	38,205
RB, Series A-2, 4.54%, 07/01/53		317	357,918
RB, Series A-2, 4.78%, 07/01/58		2,226	2,526,733
RB, Series B-1, 0.00%, 07/01/46(d)		477	156,761

			43,867,146

Rhode Island — 0.9%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37		595	631,069
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		400	451,232
Refunding RB, Series A, 5.00%, 06/01/40		600	673,542
Refunding RB, Series B, 4.50%, 06/01/45		750	811,560
Refunding RB, Series B, 5.00%, 06/01/50		1,040	1,149,106

			3,716,509

Security	Par (000)		Value

South Carolina — 2.0%
South Carolina Jobs EDA
RB, Series A, 5.00%, 11/15/54	USD	210	$229,549
Refunding RB, 4.00%, 11/15/27		160	169,725
Refunding RB, 5.00%, 02/01/36		1,045	1,221,594
Refunding RB, 5.00%, 02/01/38		1,000	1,166,650
Refunding RB, 5.00%, 05/01/43		730	877,460
Refunding RB, 5.25%, 11/15/52		200	214,422
South Carolina Public Service Authority
RB, Series A, 5.50%, 12/01/54		1,240	1,392,135
Refunding RB, Series A, 5.00%, 12/01/50		190	215,813
Refunding RB, Series B, 5.13%, 12/01/43		390	427,963
Refunding RB, Series B, 4.00%, 12/01/56		200	218,184
Refunding RB, Series C, 5.00%, 12/01/46		140	157,846
Refunding RB, Series E, 5.25%, 12/01/55		1,930	2,255,051

			8,546,392

Tennessee — 1.7%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44		250	275,537
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(b)(e)(f)		1,205	362,033
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36		690	804,919
Memphis-Shelby County IDB
Refunding TA, 5.50%, 07/01/37		360	351,803
Refunding TA, 5.63%, 01/01/46		470	463,660
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding RB, 5.00%, 10/01/48		1,800	2,140,560
Refunding RB, 4.00%, 10/01/49		220	243,813
Refunding RB, 5.25%, 10/01/58		1,095	1,312,533
Tennessee Energy Acquisition Corp., RB, 5.00%, 05/01/52(a)		1,000	1,304,770

			7,259,628

Texas — 4.4%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(b)		510	502,294
Arlington Higher Education Finance Corp.
RB, 5.00%, 08/15/41		225	245,212
RB, 5.00%, 06/15/51		490	515,308
RB, 5.63%, 08/15/54(b)		1,305	1,405,929
Refunding RB, Series A, 4.00%, 08/15/46		605	651,633
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39		390	424,808
Central Texas Regional Mobility Authority, RB, Series A, 5.00%, 01/01/45		500	571,320
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	224,040
Refunding RB, Series C, 5.00%, 08/15/42		250	279,230
City of Crandall
Special Assessment RB, 4.25%, 09/15/41(b)		230	232,185
Special Assessment RB, 5.25%, 09/15/51(b)		195	198,992
City of Houston Airport System Revenue
RB, AMT, 4.00%, 07/15/41		470	499,300
RB, AMT, Series B-1, 5.00%, 07/15/35		100	110,590
Refunding RB, AMT, 4.75%, 07/01/24		400	429,252
Refunding RB, AMT, 5.00%, 07/15/27		140	163,789
Refunding RB, AMT, 5.00%, 07/01/29		500	544,600
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	1,066,265
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	569,660
County of Hays, Special Assessment RB, 7.00%, 09/15/45		250	272,938
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42		465	484,302

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Texas (continued)
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(b)	USD	285	$299,635
New Hope Cultural Education Facilities Finance Corp.
RB, 10.00%, 12/01/25(b)		695	694,041
RB, 5.00%, 08/15/39(b)		125	132,517
RB, 5.00%, 08/15/49(b)		195	205,144
RB, Series A, 5.00%, 08/15/51(b)		250	284,492
Refunding RB, Series A, 4.00%, 08/15/26(b)		775	776,124
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)		1,175	1,158,292
Newark Higher Education Finance Corp.
RB, 5.00%, 06/15/38		125	126,950
RB, Series A, 5.50%, 08/15/35(b)		300	346,782
North Texas Tollway Authority
Refunding RB, 4.25%, 01/01/49		1,675	1,902,817
Refunding RB, Series B, 5.00%, 01/01/40		250	263,598
Port Beaumont Navigation District
RB, AMT, 2.75%, 01/01/36(b)		240	238,358
Refunding RB, AMT, 3.63%, 01/01/35(b)		405	418,146
Refunding RB, AMT, 4.00%, 01/01/50(b)		875	903,472
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49		250	271,767
Texas Transportation Commission
RB, 0.00%, 08/01/40(d)		1,000	471,050
RB, 0.00%, 08/01/42(d)		655	276,652
RB, 5.00%, 08/01/57		315	361,377

			18,522,861

Utah — 0.3%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/41(b)		125	143,430
RB, Series A, 5.00%, 06/15/52(b)		160	180,261
RB, (Utah Charter School Credit Enhancement), 5.13%, 07/15/49(b)		545	545,818
Refunding RB, 5.00%, 06/15/55(b)		230	259,796

			1,129,305

Vermont — 0.2%
East Central Vermont Telecommunications District, RB, Series A, 4.75%, 12/01/40(b)		695	708,900

Virginia — 1.2%
Ballston Quarter Community Development Authority
TA, Series A, 5.00%, 03/01/26		120	121,259
TA, Series A, 5.13%, 03/01/31		230	230,465
Cherry Hill Community Development Authority, Special Assessment RB, 5.40%, 03/01/45(b)		250	264,692
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51		810	940,361
Fairfax County EDA, RB, Series A, 5.00%, 12/01/42		400	441,260
Henrico County EDA, Refunding RB, 4.00%, 10/01/45		235	260,458
Lexington IDA, RB, Series A, 5.00%, 01/01/48		330	351,219
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)		240	254,126
Special Assessment RB, 5.00%, 03/01/45(b)		95	99,374
Norfolk Redevelopment & Housing Authority
RB, 4.00%, 01/01/29		250	270,165
RB, 5.00%, 01/01/34		190	207,558
RB, 5.00%, 01/01/49		365	393,236
Virginia HDA, RB, (GNMA/FNMA/FHLMC), Series I, 2.55%, 11/01/50		1,250	1,232,388

			5,066,561

Security	Par (000)		Value

Washington — 2.1%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	USD	250	$262,082
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30		200	214,250
Port of Seattle
RB, AMT, Series C, 5.00%, 04/01/40		250	279,123
Refunding RB, AMT, 5.00%, 08/01/46		2,365	2,967,744
Washington State Convention Center Public Facilities District
RB, 4.00%, 07/01/31		900	1,054,089
RB, 3.00%, 07/01/58		1,230	1,180,948
Washington State Housing Finance Commission
RB, Series A, 5.00%, 07/01/50(b)		155	177,056
RB, Series A, 5.00%, 07/01/56(b)		175	198,263
Refunding RB, 5.00%, 01/01/43(b)		1,100	1,277,067
Refunding RB, 6.00%, 01/01/45(b)		210	229,425
Refunding RB, 5.00%, 01/01/48(b)		1,000	1,150,870

			8,990,917

West Virginia — 0.1%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	465,797

Wisconsin — 4.6%
Public Finance Authority
RB, 6.25%, 10/01/31(b)		195	206,809
RB, 0.00%, 01/01/35(b)(d)		1,260	612,599
RB, 4.50%, 01/01/35(b)		725	812,087
RB, 5.00%, 06/15/41(b)		210	219,834
RB, 5.00%, 11/15/41		375	454,980
RB, 5.00%, 01/01/42(b)		360	386,143
RB, 5.38%, 06/01/44(b)		245	249,111
RB, 6.85%, 11/01/46(b)		275	289,380
RB, 7.00%, 11/01/46(b)		155	164,119
RB, 5.38%, 07/15/47(b)		335	376,915
RB, 7.00%, 10/01/47(b)		195	204,797
RB, 5.50%, 12/01/48(b)(e)(f)		8	2,711
RB, 5.63%, 06/15/49(b)		1,440	1,457,338
RB, 5.00%, 04/01/50(b)		100	117,998
RB, 5.25%, 12/01/51(b)		1,060	954,000
RB, 5.50%, 06/01/54(b)		300	302,709
RB, 5.00%, 01/01/55(b)		1,570	1,762,309
RB, 5.00%, 06/15/55(b)		550	564,674
RB, 5.00%, 06/15/55(b)		2,750	2,804,120
RB, 5.00%, 07/01/55(b)		880	951,632
RB, 5.00%, 01/01/56(b)		875	926,459
RB, 0.00%, 01/01/60(b)(d)		19,530	1,719,617
RB, Series A, 5.13%, 10/01/45		150	157,405
RB, Series A, 5.63%, 06/15/49(b)		885	951,756
RB, AMT, 4.25%, 07/01/54		1,160	1,190,125
Refunding RB, 5.00%, 10/01/34(b)		100	121,640
Refunding RB, 5.00%, 10/01/39(b)		165	198,282
Refunding RB, AMT, Series B, 5.00%, 07/01/42		750	772,785
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46		270	300,883
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	176,027

			19,409,244

Total Municipal Bonds — 94.5% (Cost: $359,594,200)			396,646,711

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 0.6%
Colorado Health Facilities Authority, Refunding RB, Series A-2, 4.00%, 08/01/49(g)	USD	2,280	$2,572,775

Florida — 0.8%
Escambia County Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/45(g)		3,060	3,462,853

Illinois — 0.5%
Illinois Toll Highway Authority
RB, Series A, 5.00%, 01/01/40		660	759,881
RB, Series C, 5.00%, 01/01/38		1,000	1,135,753

			1,895,634

Massachusetts — 0.2%
Massachusetts HFA, Refunding RB, AMT, Series A, 4.50%, 12/01/47		958	1,017,186

New Jersey — 0.4%
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT, Sub-Series C, 4.25%, 12/01/50		1,540	1,632,279

New York — 3.2%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	1,050,175
Refunding RB, Series A-1, 4.15%, 11/01/38		1,550	1,701,652
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36		3,330	3,878,218
Port Authority of New York & New Jersey RB, AMT, Series 221, 4.00%, 07/15/60		5,015	5,633,133
Refunding RB, 194th Series, 5.25%, 10/15/55		1,000	1,158,944

			13,422,122

North Carolina — 0.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55		1,000	1,180,630
North Carolina HFA Home Ownership, RB, Series 39-B, 4.00%, 01/01/48		600	647,867

			1,828,497

Oregon — 1.3%
Salem Hospital Facility Authority, Refunding RB, Series A, 4.00%, 05/15/49		5,000	5,665,500

Virginia — 0.3%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/60(g)		920	1,063,271

Washington — 0.4%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45		1,340	1,548,428

West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)		1,215	1,363,607

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.4% (Cost: $33,064,481)			35,472,152

Security	Par (000)		Value

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 0.5%
California Housing Finance, Series 2021-1, Class A, 3.50%, 11/20/35	USD	978	$1,134,298
Washington State Housing Finance Commission, Series 2021-1, Class A, 3.50%, 12/20/35		697	804,060

			1,938,358

Total Non-Agency Mortgage-Backed Securities — 0.5% (Cost: $1,882,105)			1,938,358

Total Long-Term Investments — 103.4% (Cost: $394,540,786)			434,057,221

		Shares

Short-Term Securities(i)

Money Market Funds — 2.8%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 0.01%		11,568,579	11,567,422

Total Short-Term Securities — 2.8% (Cost: $11,567,366)			11,567,422

Total Investments — 106.2% (Cost: $406,108,152)			445,624,643

Liabilities in Excess of Other Assets — (1.7)%			(7,105,755)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%			(18,942,853)

Net Assets — 100.0%			$419,576,035

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between 06/01/26 to 07/01/28, is $4,043,653. See Note 4 of the Notes to Financial Statements for details.

(h)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	54	12/21/21	$8,598	$153,987
U.S. Treasury Notes (10 Year)	71	12/21/21	9,344	86,240
U.S. Treasury Notes (5 Year)	49	12/31/21	6,014	25,187

				$265,414

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$265,414	$—	$265,414

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(461,958)	$—	$(461,958)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(243,523)	$—	$(243,523)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$29,971,868

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$396,646,711	$—	$396,646,711
Municipal Bonds Transferred to Tender Option Bond Trusts	—	35,472,152	—	35,472,152
Non-Agency Mortgage-Backed Securities	—	1,938,358	—	1,938,358
Short-Term Securities
Money Market Funds	11,567,422	—	—	11,567,422

	$11,567,422	$434,057,221	$—	$445,624,643

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$265,414	$—	$—	$265,414

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $18,907,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) September 30, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	USD	160	$167,358

Total Asset-Backed Securities — 0.0% (Cost: $160,377)			167,358

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 13.6%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)		945	1,027,157
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 0.96%, 09/15/34(a)(b)		3,928	3,927,953
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.72%, 05/15/53(a)(b)		400	428,807
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class B, 3.49%, 04/14/33(a)		2,164	2,298,049
Series 2018-DSNY, Class A, (1 mo. LIBOR US + 0.85%), 0.93%, 09/15/34(a)(b)		665	664,588
BANK, Series 2018-BN11, Class B, 4.50%, 03/15/61(b)		1,769	1,985,562
BFLD, Series 2019-DPLO, Class A, (1 mo. LIBOR US + 1.09%), 1.17%, 10/15/34(a)(b)		70	70,022
BFLD TRUST Mortgage-Backed Securities, Series 2020-EYP, Class A, (1 mo. LIBOR US + 1.15%), 1.23%, 10/15/35(a)(b)		2,778	2,791,896
BPR Trust, Series 2021-TY, Class A, (1 mo. LIBOR US + 1.05%), 1.15%, 09/25/38(a)(b)		2,080	2,085,198
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,920	4,182,126
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.00%, 10/15/36(a)(b)		1,952	1,955,801
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 1.53%, 10/15/36(a)(b)		3,711	3,714,761
Series 2020-FOX, Class D, (1 mo. LIBOR US + 2.10%), 2.18%, 11/15/32(a)(b)		2,986	2,997,135
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		4,980	5,189,514
Series 2021-SOAR, Class A, (1 mo. LIBOR US + 0.67%), 0.75%, 06/15/38(a)(b)		4,150	4,151,921
Series 2021-VINO, Class A, (1 mo. LIBOR US + 0.65%), 0.74%, 05/15/38(a)(b)		1,200	1,201,220
Series 2021-VINO, Class B, (1 mo. LIBOR US + 0.85%), 0.94%, 05/15/38(a)(b)		910	909,725
BX Trust
Series 2018-BILT, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 05/15/30(a)(b)		442	441,724
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		5,432	5,806,473
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(b)		1,489	1,573,705
CD Mortgage Trust, Series 2018-CD7, Class C, 5.01%, 08/15/51(b)		1,800	1,985,855
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)		1,254	1,276,315
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/35(a)		4,700	4,834,260
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.93%), 1.01%, 11/15/36(a)(b)		715	715,644
CIM Retail Portfolio Trust, Series 2021-RETL, Class A, (1 mo. LIBOR US + 1.40%), 1.48%, 08/15/36(a)(b)		410	410,510

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust Series 2016-P6, Class B, 4.36%, 12/10/49(b)	USD	895	$979,184
Series 2020-420K, Class B, 2.86%, 11/10/42(a)		130	130,376
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.87%, 11/10/31(a)(b)		1,570	1,619,681
Commercial Mortgage Trust
Series 2013-WWP, Class A2, 3.42%, 03/10/31(a)		1,950	2,021,708
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,025	2,166,674
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,215	1,296,747
Series 2015-CR27, Class B, 4.49%, 10/10/48(b)		2,917	3,165,492
Series 2015-LC23, Class ASB, 3.60%, 10/10/48		3,076	3,238,915
Series 2017-COR2, Class AM, 3.80%, 09/10/50		404	444,660
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)		3,960	4,102,895
Series 2019-521F, Class B, (1 mo. LIBOR US + 1.10%), 1.18%, 06/15/34(a)(b)		1,304	1,285,064
Credit Suisse Mortgage Capital Trust
Series 2020-NET, Class A, 2.26%, 08/15/37(a)		1,207	1,240,462
Series 2020-NET, Class C, 3.53%, 08/15/37(a)		266	279,717
Series 2021-980M, Class A, 2.39%, 07/15/31(a)		1,090	1,109,616
CSAIL Commercial Mortgage Trust
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)		1,003	1,123,006
Series 2019-C16, Class A3, 3.33%, 06/15/52		3,124	3,381,324
Series 2019-C17, Class C, 3.93%, 09/15/52		1,203	1,267,216
DBGS Mortgage Trust, Series 2018-5BP, Class D, (1 mo. LIBOR US + 1.50%), 1.58%, 06/15/33(a)(b)		2,307	2,295,415
FRESB Mortgage Trust
Series 2019-SB60, Class A10F, 3.31%, 01/25/29(b)		2,311	2,440,698
Series 2019-SB61, Class A10F, 3.17%, 01/25/29(b)		1,894	1,996,327
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 02/15/38(a)(b)		960	960,967
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)		900	913,176
Great Wolf Trust, Series 2019-WOLF, Class A, (1 mo. LIBOR US + 1.03%), 1.12%, 12/15/36(a)(b)		2,961	2,960,085
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)		910	1,028,913
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)		706	792,555
GS Mortgage Securities Trust
Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)		300	308,478
Series 2015-GC34, Class B, 4.47%, 10/10/48(b)		1,500	1,630,110
Series 2020-TWN3, Class A, (1 mo. LIBOR US + 2.00%), 2.08%, 11/15/37(a)(b)		5,300	5,325,294
Series 2021-IP, Class A, (1 mo. LIBOR US + 0.95%), 1.05%, 10/15/36(a)(b)		2,660	2,660,000
Series 2021-ROSS, Class A, (1 mo. LIBOR US + 1.15%), 1.23%, 05/15/26(a)(b)		730	730,726
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 1.23%, 05/15/38(a)(b)		100	100,093
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.56%, 07/10/39(a)(b)		669	692,676
IMT Trust, Series 2017-APTS, Class BFX, 3.61%, 06/15/34(a)(b)		2,425	2,541,845
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		349	366,899
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class ASB, 3.66%, 09/15/47		3,601	3,767,179
Series 2016-C1, Class ASB, 3.32%, 03/15/49		2,893	3,050,841

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(b)	USD	1,790	$1,897,278
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		865	911,570
Series 2020-609M, Class A, (1 mo. LIBOR US + 1.37%), 1.45%, 10/15/33(a)(b)		2,000	2,002,476
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 2.85%, 10/15/33(a)(b)		600	601,317
Series 2020-MKST, Class B, (1 mo. LIBOR US + 1.05%), 1.13%, 12/15/36(a)(b)		1,540	1,536,339
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)		1,210	1,212,695
KKR Industrial Portfolio Trust
Series 2020-AIP, Class A, (1 mo. LIBOR US + 1.04%), 1.12%, 03/15/37(a)(b)		599	599,148
Series 2021-KDIP, Class B, (1 mo. LIBOR US + 0.80%), 0.88%, 12/15/37(a)(b)		220	220,145
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)		2,364	2,392,681
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46		1,170	1,243,086
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49		3,360	3,538,922
Series 2018-H3, Class B, 4.62%, 07/15/51(b)		739	830,776
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		1,000	1,118,264
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.90%), 0.98%, 07/15/35(a)(b)		1,910	1,909,988
MSCG Trust
Series 2018-SELF, Class A, (1 mo. LIBOR US + 0.90%), 0.98%, 10/15/37(a)(b)		661	661,199
Series 2018-SELF, Class C, (1 mo. LIBOR US + 1.18%), 1.26%, 10/15/37(a)(b)		2,015	2,014,982
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)		2,099	2,197,434
Series 2018-4, Class MA, 3.50%, 03/25/58		2,196	2,301,901
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		3,046	3,202,833
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57		3,248	3,428,390
Series 2015-P2, Class AS, 4.01%, 12/15/48		1,605	1,746,278
Series 2017-C41, Class B, 4.19%, 11/15/50(b)		1,304	1,399,697
Series 2021-FCMT, Class A, (1 mo. LIBOR US + 1.20%), 1.28%, 05/15/31(a)(b)		3,516	3,526,691
WFRBS Commercial Mortgage Trust
Series 2012-C8, Class AFL, (1 mo. LIBOR US + 1.00%), 1.08%, 08/15/45(a)(b)		2,421	2,421,844
Series 2014-C21, Class A4, 3.41%, 08/15/47		2,571	2,695,362
Series 2014-LC14, Class A4, 3.77%, 03/15/47		5,374	5,652,538

			171,304,769

Interest Only Commercial Mortgage-Backed Securities — 0.7%
Arbor Multifamily Mortgage Securities Trust
Series 2020-MF1, Class XA, 1.09%, 05/15/53(a)(b)		1,588	109,879
Series 2021-MF3, Class XA, 0.85%, 10/01/54(a)		2,932	164,215
BANK
Series 2020-BN29, Class XA, 1.46%, 11/15/53(b)		4,321	437,848
Series 2021-BN33, Class XA, 1.18%, 05/15/64(b)		15,871	1,259,699
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.74%, 10/15/53(b)		23,054	2,458,176
Series 2020-B21, Class XA, 1.57%, 12/17/53(b)		3,866	411,075
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.88%, 10/10/47(b)		43,812	782,705
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.73%, 06/15/52(b)		13,011	1,279,661

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)	USD	87,032	$9,643
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.62%, 10/15/52(b)		10,287	970,562
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.90%, 05/15/51(b)		8,596	341,345
Series 2020-C58, Class XA, 2.01%, 07/15/53(b)		4,716	635,477
Series 2021-C59, Class XA, 1.69%, 04/15/54(b)		4,002	459,653

			9,319,938

Total Non-Agency Mortgage-Backed Securities — 14.3% (Cost: $178,951,482)			180,624,707

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.3%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40		384	399,405
Series 2010-141, Class LZ, 4.50%, 12/25/40		591	623,440
Series 2011-131, Class LZ, 4.50%, 12/25/41		315	328,544
Series 2011-8, Class ZA, 4.00%, 02/25/41		932	993,360
Series 2013-81, Class YK, 4.00%, 08/25/43		200	227,421
Series 2017-76, Class PB, 3.00%, 10/25/57		900	947,377
Series 2018-21, Class CA, 3.50%, 04/25/45		1,623	1,655,596
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 7.13%, 05/25/48(b)		2,958	3,292,040
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40		342	377,804
Series 3780, Class ZA, 4.00%, 12/15/40		1,249	1,400,672
Series 3960, Class PL, 4.00%, 11/15/41		900	1,019,075
Series 4161, Class BW, 2.50%, 02/15/43		1,400	1,464,210
Series 4384, Class LB, 3.50%, 08/15/43		1,400	1,506,514
Ginnie Mae
Series 2014-107, Class WX, 6.79%, 07/20/39(b)		512	594,599
Series 2016-123, Class LM, 3.00%, 09/20/46		600	642,821
Series 2019-5, Class P, 3.50%, 07/20/48		731	769,134

			16,242,012

Interest Only Collateralized Mortgage Obligations — 1.4%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43		1,328	120,156
Series 2014-68, Class YI, 4.50%, 11/25/44		627	111,247
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 6.16%, 09/25/45(b)		4,139	709,026
Series 2015-74, Class IA, 6.00%, 10/25/45		5,495	1,190,010
Series 2015-77, Class IO, 6.00%, 10/25/45		6,440	1,404,743
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.10%), 6.01%, 09/25/46(b)		1,741	294,359
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.10%), 6.01%, 05/25/39(b)		2,278	389,381
Series 2017-38, Class S, (1 mo. LIBOR US + 6.10%), 6.01%, 05/25/47(b)		2,814	561,267
Series 2017-68, Class IE, 4.50%, 09/25/47		2,565	399,136
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 6.06%, 09/25/47(b)		1,789	378,745
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.96%, 06/25/49(b)		4,533	852,011
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 6.01%, 07/25/49(b)		1,565	286,076
Series 2019-5, Class SA, (1 mo. LIBOR US + 6.10%), 6.01%, 03/25/49(b)		11,928	2,280,901
Series 2020-32, Class IO, 4.00%, 05/25/50		2,917	436,340
Series 2020-32, Class PI, 4.00%, 05/25/50		3,028	451,119
Series 2021-23, Class CI, 3.50%, 07/25/46		3,517	561,153

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Fannie Mae
Series 2021-41, Class IO, 3.50%, 07/25/51	USD	6,707	$1,022,201
Freddie Mac
Series 4062, Class GI, 4.00%, 02/15/41		398	28,998
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 6.07%, 10/15/42(b)		2,223	413,675
Series 4533, Class JI, 5.00%, 12/15/45		1,087	214,464
Series 4901, Class CS, (1 mo. LIBOR US + 6.10%), 6.01%, 07/25/49(b)		2,736	485,456
Series 4941, Class SH, (1 mo. LIBOR US + 5.95%), 5.86%, 12/25/49(b)		6,544	1,091,658
Ginnie Mae
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 6.11%, 07/20/47(b)		2,395	487,301
Series 2017-139, Class IB, 4.50%, 09/20/47		1,271	203,073
Series 2017-144, Class DI, 4.50%, 09/20/47		902	147,045
Series 2020-115, Class IM, 3.50%, 08/20/50		3,378	453,493
Series 2020-146, Class DI, 2.50%, 10/20/50		4,104	485,251
Series 2020-162, Class TI, 2.50%, 10/20/50		7,404	940,377
Series 2020-175, Class DI, 2.50%, 11/20/50		1,494	174,549
Series 2020-185, Class MI, 2.50%, 12/20/50		5,028	625,203

			17,198,414

Interest Only Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae, Series 2020-M21, Class AX, 1.94%, 01/25/58(b)		5,437	952,357
Freddie Mac
Series K094, Class X1, 1.02%, 06/25/29(b)		4,308	261,747
Series K104, Class X1, 1.25%, 02/25/52(b)		4,215	342,721
Series K105, Class X1, 1.65%, 03/25/53(b)		13,631	1,510,030
Series K107, Class X1, 1.71%, 01/25/30(b)		3,755	436,955
Series K109, Class X1, 1.70%, 04/25/30(b)		2,872	333,694
Series K110, Class X1, 1.81%, 04/25/30(b)		1,202	148,581
Series K113, Class X1, 1.49%, 06/25/30(b)		4,900	515,496
Series K115, Class X1, 1.43%, 06/25/30(b)		5,930	598,455
Series K116, Class X1, 1.53%, 07/25/30(b)		2,091	222,774
Series K119, Class X1, 1.03%, 09/25/30(b)		3,319	238,685
Series K120, Class X1, 1.13%, 10/25/30(b)		16,901	1,351,736
Series K122, Class X1, 0.97%, 11/25/30(b)		5,079	350,375
Ginnie Mae
Series 2013-63, Class IO, 0.76%, 09/16/51(b)		12,346	339,979
Series 2016-105, Class IO, 0.80%, 10/16/57(b)		11,334	440,291
Series 2016-151, Class IO, 1.01%, 06/16/58(b)		37,591	2,097,640
Series 2016-45, Class IO, 0.86%, 02/16/58(b)		8,960	426,097
Series 2017-53, Class IO, 0.55%, 11/16/56(b)		8,396	337,483
Series 2017-61, Class IO, 0.74%, 05/16/59(b)		1,944	101,124
Series 2017-64, Class IO, 0.75%, 11/16/57(b)		8,785	456,493

			11,462,713

Mortgage-Backed Securities — 163.6%
Fannie Mae Mortgage-Backed Securities
2.00%, 10/01/31 - 03/01/32		1,691	1,747,475
2.50%, 09/01/27 - 12/01/35		25,281	26,616,442
3.00%, 04/01/28 - 08/01/50		24,857	26,556,680
3.50%, 03/01/29 - 06/01/49		25,977	27,864,931
4.00%, 02/01/31 - 08/01/51		10,742	11,788,178
4.50%, 05/01/24 - 02/01/50		23,902	26,193,728
5.00%, 02/01/35 - 01/01/49		9,406	10,576,574
5.50%, 05/01/34 - 05/01/44		3,760	4,345,964
6.00%, 02/01/38 - 07/01/41		2,296	2,709,466
6.50%, 07/01/37 - 01/01/38		30	33,794
Freddie Mac Mortgage-Backed Securities
2.50%, 02/01/30 - 04/01/31		2,382	2,501,448
3.00%, 09/01/27 - 08/01/50		33,997	36,403,255

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities
3.50%, 02/01/31 - 06/01/50	USD	30,132	$32,637,685
4.00%, 08/01/40 - 06/01/50		29,825	32,682,904
4.50%, 05/01/24 - 09/01/48		1,043	1,153,981
5.00%, 05/01/28 - 03/01/49		4,064	4,574,601
5.50%, 01/01/28 - 06/01/41		884	1,020,024
6.00%, 08/01/28 - 11/01/39		394	461,943
Ginnie Mae Mortgage-Backed Securities
2.00%, 10/15/51(c)		67,758	68,734,669
2.50%, 10/15/51(c)		55,915	57,721,317
3.00%, 12/20/44 - 10/15/51(c)(d)		136,913	143,138,881
3.50%, 01/15/42 - 10/15/51(c)		79,907	84,166,726
4.00%, 04/20/39 - 10/15/51(c)		20,393	21,826,826
4.50%, 09/20/39 - 08/20/50		8,847	9,613,739
5.00%, 07/15/33 - 10/15/51(c)		6,961	7,582,313
5.50%, 07/15/38 - 12/20/41		565	659,753
Uniform Mortgage-Backed Securities
1.50%, 10/01/36 - 10/01/51(c)		102,617	100,746,920
2.00%, 10/01/36 - 10/01/51(c)		462,827	464,968,338
2.50%, 10/01/36 - 10/01/51(c)		658,210	678,368,771
3.00%, 10/01/36 - 10/01/51(c)		86,775	90,763,060
3.50%, 10/01/36 - 10/01/51(c)		50,459	53,413,728
4.00%, 10/01/51(c)		20,855	22,343,234
4.50%, 10/01/51(c)		268	289,838
5.00%, 10/01/51(c)		8,883	9,764,360

			2,063,971,546

Total U.S. Government Sponsored Agency Securities — 167.2% (Cost: $2,117,273,372)			2,108,874,685

Total Long-Term Investments — 181.5% (Cost: $2,296,385,231)			2,289,666,750

Short-Term Securities

Certificates of Deposit — 14.9%
Bank of Nova Scotia, Houston, 0.20%, 09/23/22		37,300	37,297,408
Mizuho Bank Ltd., New York, 0.17%, 06/17/22		37,300	37,297,847
MUFG Bank Ltd., New York, 0.21%, 09/20/22		37,700	37,694,063
Royal Bank of Canada, New York, 0.20%, 09/23/22		37,500	37,501,115
Toronto-Dominion Bank, New York, 0.20%, 09/23/22		37,700	37,697,380

			187,487,813

		Shares

Money Market Funds — 0.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(e)		6,035,002	6,035,002

		Par (000)

U.S. Treasury Obligations(f) — 37.8%
U.S. Treasury Bills
0.05%, 01/06/22	USD	17,022	17,020,396
0.05%, 01/13/22		8,236	8,235,102
0.05%, 01/20/22		33,112	33,108,171
0.05%, 02/10/22		52,641	52,632,314
0.04%, 02/17/22		314,541	314,483,313
0.05%, 02/24/22		14,616	14,613,036
0.05%, 03/10/22		2,266	2,265,522

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations(f) (continued)
U.S. Treasury Bills
0.04%, 03/17/22	USD	2,807	$2,806,381
0.04%, 03/24/22		32,052	32,044,642

			477,208,877

Total Short-Term Securities — 53.2% (Cost: $670,746,329)			670,731,692

Total Investments Before TBA Sale Commitments — 234.7% (Cost: $2,967,131,560)			2,960,398,442

TBA Sale Commitments(c)

Mortgage-Backed Securities — (55.0)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 10/15/51		506	(513,294)
3.00%, 10/15/51		23,615	(24,672,140)
3.50%, 10/15/51		38,373	(40,349,360)
4.00%, 10/15/51		495	(525,290)
4.50%, 10/15/51		3,131	(3,338,431)
Uniform Mortgage-Backed Securities
1.50%, 10/01/51		36,888	(35,833,234)
2.00%, 10/01/51		207,856	(208,416,238)
2.50%, 10/01/36 - 10/01/51		307,661	(316,619,062)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 10/01/36 - 10/01/51	USD 39,449	$(41,280,004)
3.50%, 10/01/36 - 10/01/51	14,378	(15,215,212)
4.00%, 10/01/51	1,419	(1,520,298)
4.50%, 10/01/51	5,186	(5,608,581)

Total TBA Sale Commitments — (55.0)% (Proceeds: $(697,176,360))		(693,891,144)

Total Investments — 179.7% (Cost: $2,269,955,200)		2,266,507,298

Liabilities in Excess of Other Assets — (79.7)%		(1,004,907,252)

Net Assets — 100.0%		$1,261,600,046

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Represents or includes a TBA transaction.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(e)	Annualized 7-day yield as of period end.
(f)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Dollar	18	12/13/21	$4,492	$(8,237)
U.S. Treasury Bonds (30 Year)	116	12/21/21	18,469	240,831
U.S. Treasury Notes (10 Year)	88	12/21/21	11,582	4,364
U.S. Ultra Treasury Bonds	38	12/21/21	7,260	193,484
U.S. Ultra Treasury Notes (10 Year)	44	12/21/21	6,391	81,741
U.S. Treasury Notes (2 Year)	241	12/31/21	53,033	29,306
U.S. Treasury Notes (5 Year)	706	12/31/21	86,656	366,579
Euro Dollar	18	03/14/22	4,494	(8,850)
Euro Dollar	9	06/13/22	2,245	(1,814)
Euro Dollar	9	09/19/22	2,243	1,450
Euro Dollar	9	12/19/22	2,239	1,000
Euro Dollar	9	03/13/23	2,236	2,013

				$901,867

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.68%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/24/22	USD	15,500	$(243,201)	$181	$(243,382)
1.72%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/26/22	USD	4,400	(70,941)	51	(70,992)
1.84%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	07/18/22	USD	8,000	(135,671)	94	(135,765)
3-month LIBOR, 0.13%	Quarterly	1.62%	Semi-Annual	07/21/22	USD	20,000	294,385	—	294,385
3-month LIBOR, 0.13%	Quarterly	1.63%	Semi-Annual	07/21/22	USD	8,000	118,718	—	118,718
1.81%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	07/25/22	USD	4,500	(74,933)	53	(74,986)
1.78%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	07/26/22	USD	9,700	(159,031)	114	(159,145)
3-month LIBOR, 0.13%	Quarterly	1.60%	Semi-Annual	08/04/22	USD	18,700	270,276	69	270,207

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.53%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	08/08/22	USD	15,500	$(213,314)	$182	$(213,496)
3-month LIBOR, 0.13%	Quarterly	1.42%	Semi-Annual	09/10/22	USD	5,300	67,312	19	67,293
0.05%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/22	USD	308	101	—	101
Secured Overnight Financing Rate, 0.01%	At Termination	0.05%	At Termination	10/21/22	USD	308	(85)	—	(85)
0.18%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/25	USD	232	4,933	—	4,933
Secured Overnight Financing Rate, 0.01%	At Termination	0.17%	At Termination	10/21/25	USD	232	(4,796)	—	(4,796)
1.61%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	10/01/29	USD	6,300	(147,722)	98	(147,820)
0.56%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/30	USD	83	4,848	—	4,848
Secured Overnight Financing Rate, 0.01%	At Termination	0.53%	At Termination	10/21/30	USD	83	(4,977)	—	(4,977)

							$(294,098)	$861	$(294,959)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$346,577	$183,108	$163,469
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	363,907	201,682	162,225

							$710,484	$384,790	$325,694

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	8,000	$(615,588)	$(921,761)	$306,173
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	10,400	(800,265)	(454,167)	(346,098)
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,397	(383,356)	(307,909)	(75,447)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(327,127)	(264,786)	(62,341)

								$(2,126,336)	$(1,948,623)	$(177,713)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$861	$—	$760,485	$(1,055,444)
OTC Swaps	384,790	(1,948,623)	631,867	(483,886)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$920,768	$—	$920,768
Swaps — centrally cleared
Unrealized appreciation(a)	—	—	—	—	760,485	—	760,485
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,016,657	—	—	—	—	1,016,657

	$—	$1,016,657	$—	$—	$1,681,253	$—	$2,697,910

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$18,901	$—	$18,901
Swaps — centrally cleared
Unrealized depreciation(a)	—	—	—	—	1,055,444	—	1,055,444
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,432,509	—	—	—	—	2,432,509

	$—	$2,432,509	$—	$—	$1,074,345	$—	$3,506,854

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(1,888,651)	$—	$(1,888,651)
Options purchased(a)	—	—	—	—	61,150	—	61,150
Options written	—	—	—	—	404,713	—	404,713
Swaps	—	291,707	—	—	(117,451)	—	174,256

	$—	$291,707	$—	$—	$(1,540,239)	$—	$(1,248,532)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$773,897	$—	$773,897
Options written	—	—	—	—	(20,148)	—	(20,148)
Swaps	—	582,052	—	—	(31,234)	—	550,818

	$—	$582,052	$—	$—	$722,515	$—	$1,304,567

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$385,375
Average notional value of contracts — short	$148,667,301
Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$—	(a)
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$26,550,000
Interest rate swaps
Average notional value — pays fixed rate	$52,623,074
Average notional value — received fixed rate	$65,523,074

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$211,623
Swaps — centrally cleared	—	72,476
Swaps — OTC(a)	1,016,657	2,432,509

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,016,657	$2,716,608

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(284,099)

Total derivative assets and liabilities subject to an MNA	$1,016,657	$2,432,509

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$306,173	$(306,173)	$—	$—	$—
Goldman Sachs International	710,484	(710,484)	—	—	—

	$1,016,657	$(1,016,657)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Deutsche Bank AG	$921,761	$(306,173)	$—	$(615,588)	$—
Goldman Sachs International	1,183,621	(710,484)	—	(473,137)	—
J.P. Morgan Securities LLC	327,127	—	—	(327,127)	—

	$2,432,509	$(1,016,657)	$—	$(1,415,852)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series M Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$167,358	$—	$167,358
Non-Agency Mortgage-Backed Securities	—	180,624,707	—	180,624,707
U.S. Government Sponsored Agency Securities	—	2,108,874,685	—	2,108,874,685
Short-Term Securities
Certificates of Deposit	—	187,487,813	—	187,487,813
Money Market Funds	6,035,002	—	—	6,035,002
U.S. Treasury Obligations	—	477,208,877	—	477,208,877
Liabilities
TBA Sale Commitments	—	(693,891,144)	—	(693,891,144)

	$6,035,002	$2,260,472,296	$—	$2,266,507,298

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$631,867	$—	$631,867
Interest Rate Contracts	920,768	760,485	—	1,681,253
Liabilities
Credit Contracts	—	(483,886)	—	(483,886)
Interest Rate Contracts	(18,901)	(1,055,444)	—	(1,074,345)

	$901,867	$(146,978)	$—	$754,889

(a)

Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at fair value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) September 30, 2021	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 27.9%
BATS: Series S Portfolio(a)	1,363,569	$13,226,619

Total Investments — 27.9% (Cost: $13,111,299)		13,226,619

Other Assets Less Liabilities — 72.1%		34,227,807

Net Assets — 100.0%		$47,454,426

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Income	Capital Gain Distributions from Underlying Funds
BATS: Series S Portfolio	$15,524,886	$ —	$(2,250,400)	$(9,931)	$(37,936)	$13,226,619	1,363,569	$120,765	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds	1	12/21/21	$192	$(4,672)
U.S. Treasury Notes (5 Year)	3	12/31/21	368	(1,564)

				(6,236)

Short Contracts
U.S. Treasury Bonds (30 Year)	2	12/21/21	319	5,703
U.S. Treasury Notes (10 Year)	160	12/21/21	21,075	221,889
U.S. Ultra Treasury Notes (10 Year)	196	12/21/21	28,503	506,639
U.S. Treasury Notes (2 Year)	32	12/31/21	7,043	2,972

				737,203

				$730,967

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.05%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/22	USD	3,287	$1,077	$ —	$ 1,077
Secured Overnight Financing Rate, 0.01%	At Termination	0.05%	At Termination	10/21/22	USD	3,287	(907)	—	(907)
0.18%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/25	USD	3,167	67,468	—	67,468
Secured Overnight Financing Rate, 0.01%	At Termination	0.17%	At Termination	10/21/25	USD	3,167	(65,589)	—	(65,589)
2.90%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	11/15/27	USD	2	(223)	—	(223)
0.56%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/30	USD	336	19,553	—	19,553

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
Secured Overnight Financing Rate, 0.01%	At Termination	0.53%	At Termination	10/21/30	USD	336	$(20,073)	$—	$(20,073)
0.75%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	10/21/35	USD	22	1,930	—	1,930
1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	0.79%	At Termination	10/21/35	USD	22	(1,826)	—	(1,826)
0.84%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	10/21/40	USD	39	4,431	—	4,431
1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	0.91%	At Termination	10/21/40	USD	39	(4,051)	—	(4,051)
0.91%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	10/21/50	USD	22	3,334	—	3,334
1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	0.99%	At Termination	10/21/50	USD	22	(2,941)	—	(2,941)

							$2,183	$—	$2,183

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ —	$ —	$ 97,793	$ (95,610)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$ 737,203	$—	$ 737,203
Swaps — centrally cleared
Unrealized appreciation(a)	—	—	—	—	97,793	—	97,793

	$—	$—	$—	$—	$ 834,996	$—	$ 834,996

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$ 6,236	$—	$ 6,236
Swaps — centrally cleared
Unrealized depreciation(a)	—	—	—	—	95,610	—	95,610

	$—	$—	$—	$—	$ 101,846	$—	$ 101,846

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series P Portfolio

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(1,093,743)	$—	$(1,093,743)
Swaps	—	—	—	—	(5,012,159)	—	(5,012,159)

	$—	$—	$—	$—	$(6,105,902)	$—	$(6,105,902)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$457,848	$—	$457,848
Swaps	—	—	—	—	3,920,284	—	3,920,284

	$—	$—	$—	$—	$4,378,132	$—	$4,378,132

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$438,000
Average notional value of contracts — short	$61,171,723
Interest rate swaps
Average notional value — pays fixed rate	$6,873,052
Average notional value — received fixed rate	$6,875,052

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$13,226,619	$—	$—	$13,226,619
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$737,203	$97,793	$—	$834,996
Liabilities
Interest Rate Contracts	(6,236)	(95,610)	—	(101,846)

	$730,967	$2,183	$—	$733,150

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.43%, 01/15/33(a)(b)(c)	USD	250	$250,108
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class A3, 0.37%, 08/18/25		1,650	1,649,096
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.22%, 01/28/31(a)(b)(c)		470	469,895
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.10%), 1.18%, 05/15/36(a)(b)(c)		500	500,462
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 08/15/28(a)		210	213,302
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.13%, 07/20/29(a)(b)(c)		1,250	1,249,820
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/20/31(a)(b)(c)		500	499,869
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 1.88%, 07/25/34(a)(b)(c)		250	250,250
BMW Vehicle Lease Trust, Series 2021-1, Class A2, 0.20%, 03/27/23		2,225	2,225,504
BMW Vehicle Owner Trust, Series 2019-A, Class A4, 1.95%, 01/26/26		1,290	1,317,845
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25		1,220	1,219,577
Series 2021-2, Class A3, 0.52%, 02/17/26		910	911,734
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.13%, 01/20/31(a)(b)(c)		1,500	1,501,199
Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 1.26%, 01/20/31(a)(b)(c)		875	875,000
CIFC Funding Ltd., Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.34%, 10/22/31(a)(b)(c)		2,000	2,000,105
CNH Equipment Trust, Series 2019-B, Class A3, 2.52%, 08/15/24		1,297	1,313,332
College Avenue Student Loans LLC, Series 2021-B, Class A1, (1 mo. LIBOR US + 0.80%), 0.89%, 06/25/52(a)(c)		293	293,354
Credit Acceptance Auto Loan Trust
Series 2019-3A, Class A, 2.38%, 11/15/28(a)		600	608,502
Series 2020-1A, Class A, 2.01%, 02/15/29(a)		1,310	1,328,390
Series 2020-2A, Class A, 1.37%, 07/16/29(a)		250	252,482
Series 2021-2A, Class A, 0.96%, 02/15/30(a)		970	972,700
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.75%), 0.00%, 10/15/36(a)(c)		250	250,000
Discover Card Execution Notes Trust, Series 2017-A5, Class A5, (1 mo. LIBOR US + 0.60%), 0.68%, 12/15/26(c)		925	936,837
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)		1,120	1,121,290
Drive Auto Receivables Trust, Series 2021-1, Class A3, 0.44%, 11/15/24		720	720,902
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/34(a)(b)(c)		1,000	999,382
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		108	107,304
Enterprise Fleet Financing LLC Series 2019-1, Class A2, 2.98%, 10/20/24(a)		446	448,349

Security		Par (000)	Value

Asset-Backed Securities (continued)
Enterprise Fleet Financing LLC Series 2020-1, Class A2, 1.78%, 12/22/25(a)	USD	1,094	$1,106,217
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		1,110	1,109,998
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	510	405,072
Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.30%, 08/15/25	USD	550	549,054
FS RIALTO, Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.31%, 04/16/28(a)(b)(c)		310	309,889
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.93%, 07/20/48(a)		260	257,794
Honda Auto Receivables Owner Trust
Series 2019-3, Class A4, 1.85%, 08/15/25		790	804,090
Series 2019-4, Class A4, 1.87%, 01/20/26		500	509,675
Series 2020-1, Class A4, 1.63%, 10/21/26		900	917,374
Series 2021-1, Class A3, 0.27%, 04/21/25		1,030	1,029,460
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.12%, 02/05/31(a)(b)(c)		1,490	1,489,410
Hyundai Auto Receivables Trust, Series 2018-B, Class A3, 3.20%, 12/15/22		197	197,608
John Deere Owner Trust, Series 2021-A, Class A2, 0.20%, 12/15/23		2,310	2,310,185
Lendmark Funding Trust, Series 2021-1A, Class A, 1.90%, 11/20/31(a)		330	331,565
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 1.38%, 07/15/36(a)(b)(c)		220	220,248
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	141,077
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(a)(c)		71	70,964
Navient Private Education Loan Trust, Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		1,327	1,330,367
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		555	568,341
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		190	193,956
Series 2020-A, Class A2B, (1 mo. LIBOR US + 0.90%), 0.98%, 11/15/68(a)(c)		2,000	2,015,782
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		805	812,808
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		1,124	1,130,096
Series 2021-A, Class A, 0.84%, 05/15/69(a)		131	130,552
Series 2021-BA, Class A, 0.94%, 07/15/69(a)		712	710,964
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 1.26%, 04/15/60(a)(c)		688	688,153
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		1,039	1,038,802
Series 2021-CA, Class AFL, (1 mo. LIBOR US + 0.74%), 0.83%, 04/20/62(a)(c)		790	791,078
OCP CLO Ltd., Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 1.83%, 10/20/34(a)(b)(c)		250	250,000
OZLM XXII Ltd., Series 2018-22A, Class A2, (3 mo. LIBOR US + 1.50%), 1.63%, 01/17/31(a)(b)(c)		250	247,955
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.26%, 01/17/31(a)(b)(c)		1,250	1,250,302
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.10%), 1.23%, 07/16/31(a)(b)(c)		250	250,056
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.33%, 08/23/31(a)(b)(c)		2,025	2,025,607

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd.
Series 2018-1A, Class A1AR, (3 mo. LIBOR US + 1.00%), 1.13%, 10/20/31(a)(b)(c)	USD	750	$750,375
PFS Financing Corp.
Series 2020-A, Class A, 1.27%, 06/15/25(a)		1,000	1,012,239
Series 2020-B, Class A, 1.21%, 06/15/24(a)		930	936,072
Series 2020-F, Class A, 0.93%, 08/15/24(a)		153	153,827
Series 2020-G, Class A, 0.97%, 02/15/26(a)		370	372,158
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	229,506
Prodigy Finance DAC, Series 2021-1A, Class A, (1 mo. LIBOR US + 1.25%), 1.34%, 07/25/51(a)(b)(c)		223	223,924
Regional Management Issuance Trust, Series 2021-2, Class A, 1.90%, 08/15/33(a)		421	417,471
Santander Drive Auto Receivables Trust, Series 2021-1, Class A3, 0.32%, 09/16/24		1,750	1,750,998
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.55%), 0.64%, 06/25/43(c)		221	221,480
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1 mo. LIBOR US + 1.50%), 1.58%, 05/15/31(a)(c)		769	774,592
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 0.98%, 09/15/34(a)(c)		1,753	1,763,083
Series 2019-B, Class A2B, (1 mo. LIBOR US + 1.00%), 1.08%, 06/15/37(a)(c)		1,238	1,251,468
Series 2021-A, Class APL, 0.00%, 01/15/53(a)		1,178	1,179,968
SoFi Professional Loan Program LLC
Series 2015-D, Class A2, 2.72%, 10/27/36(a)		112	112,561
Series 2016-A, Class A2, 2.76%, 12/26/36(a)		337	339,425
Series 2016-C, Class A2B, 2.36%, 12/27/32(a)		18	18,079
Series 2016-D, Class A2B, 2.34%, 04/25/33(a)		27	27,819
Series 2016-E, Class A2B, 2.49%, 01/25/36(a)		47	47,332
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		380	390,001
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		532	541,155
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.25%, 01/15/34(a)(b)(c)		1,000	999,453
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 04/25/56(a)(c)		47	46,980
Toyota Auto Receivables Owner Trust, Series 2020-C, Class A4, 0.57%, 10/15/25		2,500	2,502,559
Toyota Lease Owner Trust, Series 2021-A, Class A2, 0.27%, 09/20/23(a)		656	656,200
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24		620	628,167
Voya CLO Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 1.28%, 10/15/31(a)(b)(c)		1,000	999,998
Westlake Automobile Receivables Trust, Series 2021- 1A, Class A2A, 0.39%, 10/15/24(a)		1,199	1,199,706
York CLO-2 Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.29%, 01/22/31(a)(b)(c)		1,500	1,499,997

Total Asset-Backed Securities — 17.8% (Cost: $70,385,758)			70,727,682

Corporate Bonds

Aerospace & Defense — 0.2%
Boeing Co.
2.80%, 03/01/23		450	462,325
2.20%, 02/04/26		200	201,474
Raytheon Technologies Corp., 3.65%, 08/16/23		30	31,689

			695,488

Security		Par (000)	Value

Automobiles — 1.0%
Daimler Finance North America LLC, 1.45%, 03/02/26(a)	USD	850	$853,802
General Motors Co., 6.13%, 10/01/25		780	913,919
Nissan Motor Co. Ltd., 3.52%, 09/17/25(a)(b)		2,145	2,280,478

			4,048,199

Banks — 8.9%
Banco Santander SA
2.75%, 05/28/25(b)		1,800	1,888,142
1.85%, 03/25/26(b)		200	202,573
Bank of America Corp.
3.55%, 03/05/24		750	781,832
0.98%, 09/25/25		1,600	1,602,208
1.32%, 06/19/26		1,745	1,744,574
1.20%, 10/24/26		1,200	1,190,983
1.73%, 07/22/27		745	748,066
Barclays PLC
1.01%, 12/10/24(b)		1,200	1,205,519
3.65%, 03/16/25(b)		540	580,259
BNP Paribas SA, 1.32%, 01/13/27(a)(b)		710	698,079
Citigroup, Inc.
2.88%, 07/24/23		1,975	2,013,741
3.11%, 04/08/26		1,900	2,017,325
1.46%, 06/09/27		535	531,847
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)(b)		1,195	1,193,648
Credit Agricole SA, 1.25%, 01/26/27(a)(b)		650	640,814
Danske Bank A/S
0.98%, 09/10/25(a)(b)		695	693,834
1.62%, 09/11/26(a)(b)		805	805,092
Discover Bank, 2.45%, 09/12/24		250	260,704
DNB Bank ASA, 1.13%, 09/16/26(a)(b)		525	518,674
Fifth Third Bancorp, 2.38%, 01/28/25		430	447,046
ING Groep NV
4.10%, 10/02/23(b)		325	347,869
1.73%, 04/01/27(b)		280	281,587
JPMorgan Chase & Co.
3.80%, 07/23/24		305	322,432
4.02%, 12/05/24		1,975	2,115,384
2.30%, 10/15/25		940	974,980
2.08%, 04/22/26		455	467,995
1.58%, 04/22/27		300	300,608
Lloyds Banking Group PLC, 3.00%, 01/11/22(b)		420	423,111
Mitsubishi UFJ Financial Group, Inc., 1.41%, 07/17/25(b)		1,800	1,810,417
Mizuho Financial Group, Inc., 1.23%, 05/22/27(b)		200	196,850
NatWest Group PLC
3.88%, 09/12/23(b)		305	323,374
2.36%, 05/22/24(b)		645	661,856
1.64%, 06/14/27(b)		595	594,960
NatWest Markets PLC, 1.60%, 09/29/26(a)(b)		650	649,645
Nordea Bank Abp, 1.50%, 09/30/26(a)(b)		800	797,624
Skandinaviska Enskilda Banken AB, 0.85%, 09/02/25(a)(b)		995	983,856
Societe Generale SA, 1.79%, 06/09/27(a)(b)		550	547,015
Standard Chartered PLC, 0.99%, 01/12/25(a)(b)		535	533,137
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/21(b)		375	375,360
0.95%, 01/12/26(b)		1,570	1,542,527
Svenska Handelsbanken AB, 1.42%, 06/11/27(a)(b)		400	398,154
UniCredit SpA, 2.57%, 09/22/26(a)(b)		570	579,545
Wells Fargo & Co., 3.00%, 02/19/25		500	530,688

			35,523,934

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology — 0.8%
AbbVie, Inc., 2.60%, 11/21/24	USD	2,990	$3,143,178
Gilead Sciences, Inc., 3.70%, 04/01/24		130	138,899

			3,282,077

Capital Markets — 2.5%
Credit Suisse AG, 2.95%, 04/09/25		1,000	1,060,038
Credit Suisse Group AG
3.57%, 01/09/23(a)(b)		625	630,126
2.59%, 09/11/25(a)(b)		640	663,454
Deutsche Bank AG, 1.45%, 04/01/25		345	347,383
Goldman Sachs Group, Inc.
4.00%, 03/03/24		600	646,341
0.66%, 09/10/24		400	400,066
3.50%, 01/23/25		450	482,009
Series VAR, 1.09%, 12/09/26		500	492,711
Morgan Stanley
3.13%, 01/23/23		170	175,947
0.79%, 05/30/25		500	498,465
2.72%, 07/22/25		1,000	1,047,825
UBS Group AG
2.65%, 02/01/22(a)(b)		200	201,542
3.49%, 05/23/23(a)(b)		765	779,799
2.86%, 08/15/23(a)(b)		1,100	1,123,164
1.01%, 07/30/24(a)(b)		645	649,176
1.49%, 08/10/27(a)(b)		625	617,763

			9,815,809

Chemicals — 0.5%
DuPont de Nemours, Inc., 4.21%, 11/15/23		1,030	1,106,076
International Flavors & Fragrances, Inc., 1.23%, 10/01/25(a)		455	451,253
LYB International Finance III LLC, 1.25%, 10/01/25		500	499,572

			2,056,901

Commercial Services & Supplies — 0.1%
Republic Services, Inc., 0.88%, 11/15/25		365	359,598

Consumer Finance — 1.0%
Capital One Financial Corp.
3.90%, 01/29/24		400	428,161
3.20%, 02/05/25		400	427,545
ERAC USA Finance LLC, 2.60%, 12/01/21(a)		350	350,616
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		500	537,420
General Motors Financial Co., Inc.
3.25%, 01/05/23		405	417,706
2.90%, 02/26/25		600	629,501
Hyundai Capital America, 1.65%, 09/17/26(a)		415	411,308
Nissan Motor Acceptance Co. LLC, 2.00%, 03/09/26(a)		400	400,936
Synchrony Financial, 2.85%, 07/25/22		280	285,088

			3,888,281

Containers & Packaging — 0.0%
WRKCo, Inc., 3.75%, 03/15/25		70	75,753

Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22(b)		900	907,527
3.50%, 05/26/22(b)		370	376,188
2.88%, 08/14/24(b)		250	260,454
3.50%, 01/15/25(b)		450	473,495
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		640	633,214
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(a)(b)		295	295,029
LSEGA Financing PLC, 1.38%, 04/06/26(a)(b)		500	499,045

			3,444,952

Security		Par (000)	Value

Diversified Telecommunication Services — 0.5%
AT&T Inc., 1.70%, 03/25/26	USD	1,115	$1,128,804
Verizon Communications, Inc.
3.88%, 02/08/29		195	218,708
1.75%, 01/20/31		700	665,343

			2,012,855

Electric Utilities — 0.9%
Duke Energy Corp., 0.90%, 09/15/25		235	232,970
Enel Finance International NV, 1.38%, 07/12/26(a)(b)		570	566,759
FirstEnergy Corp., Series A, 3.35%, 07/15/22		159	160,884
ITC Holdings Corp., 2.70%, 11/15/22		85	86,965
Pacific Gas & Electric Co.
1.37%, 03/10/23		2,520	2,511,201
3.45%, 07/01/25		255	266,332

			3,825,111

Electrical Equipment — 0.2%
Carrier Global Corp., 2.24%, 02/15/25		105	108,779
Siemens Financieringsmaatschappij NV, 1.20%, 03/11/26(a)(b)		600	597,846

			706,625

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co- Obligor, Inc., 2.77%, 12/15/22		225	231,157
Halliburton Co., 3.50%, 08/01/23		47	49,242
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25(b)		360	363,831

			644,230

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.
2.25%, 01/15/22		140	140,750
3.00%, 06/15/23		82	85,377
2.40%, 03/15/25		1,405	1,460,845
Crown Castle International Corp.
3.20%, 09/01/24		185	196,876
1.35%, 07/15/25		2,435	2,446,490
Equinix, Inc.
2.63%, 11/18/24		300	314,171
1.25%, 07/15/25		1,475	1,469,011
Healthpeak Properties, Inc., 1.35%, 02/01/27		220	217,568

			6,331,088

Food & Staples Retailing — 0.6%
7-Eleven, Inc.
0.80%, 02/10/24(a)		990	989,495
0.95%, 02/10/26(a)		125	122,764
CVS Health Corp., 1.30%, 08/21/27		610	600,462
Walmart, Inc., 1.05%, 09/17/26		550	549,870

			2,262,591

Food Products — 0.0%
Tyson Foods, Inc., 3.90%, 09/28/23		115	122,454

Health Care Providers & Services — 0.5%
Anthem, Inc.
2.95%, 12/01/22		50	51,397
2.38%, 01/15/25		1,220	1,270,916
HCA, Inc., 5.25%, 04/15/25		400	453,422
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	114,962

			1,890,697

Household Durables — 0.1%
DR Horton, Inc., 1.30%, 10/15/26		245	242,239

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 1.00%, 09/15/25	USD	465	$462,516

Interactive Media & Services — 0.1%
Baidu, Inc., 2.88%, 07/06/22(b)		300	304,725

IT Services — 0.5%
Fidelity National Information Services, Inc., 1.15%, 03/01/26		380	376,694
Fiserv, Inc., 2.75%, 07/01/24		1,635	1,721,786

			2,098,480

Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		1,155	1,298,942
Interpublic Group of Cos., Inc., 3.75%, 10/01/21		45	45,000
ViacomCBS, Inc., 3.88%, 04/01/24		900	960,328

			2,304,270

Metals & Mining — 0.0%
Nucor Corp., 2.00%, 06/01/25		90	92,648
Steel Dynamics, Inc., 2.40%, 06/15/25		25	26,019

			118,667

Multi-Utilities — 0.6%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		245	256,866
CenterPoint Energy, Inc., 2.50%, 09/01/22		270	274,822
ONE Gas, Inc., 1.10%, 03/11/24		1,900	1,900,093

			2,431,781

Oil, Gas & Consumable Fuels — 1.7%
Canadian Natural Resources Ltd., 2.95%, 01/15/23(b)		125	128,605
Diamondback Energy, Inc.
0.90%, 03/24/23		455	454,862
2.88%, 12/01/24		655	687,751
Enbridge, Inc., 2.90%, 07/15/22(b)		225	229,003
Energy Transfer LP
3.60%, 02/01/23		150	154,652
4.50%, 04/15/24		500	540,716
2.90%, 05/15/25		360	377,349
Kinder Morgan, Inc., 4.30%, 06/01/25		800	883,515
Marathon Petroleum Corp., 4.70%, 05/01/25		235	262,318
MPLX LP, 1.75%, 03/01/26		655	659,033
Occidental Petroleum Corp., 2.90%, 08/15/24		55	55,985
Phillips 66, 0.90%, 02/15/24		1,590	1,590,406
Pioneer Natural Resources Co., 1.13%, 01/15/26		310	306,025
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		500	556,854

			6,887,074

Road & Rail — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.70%, 03/14/23(a)		505	519,277
1.20%, 11/15/25(a)		1,335	1,319,518
SMBC Aviation Capital Finance DAC, 2.30%, 06/15/28(a)(b)		200	200,671
Union Pacific Corp., 3.25%, 01/15/25		680	727,619

			2,767,085

Semiconductors & Semiconductor Equipment — 1.5%
Broadcom, Inc., 3.63%, 10/15/24		3,500	3,777,866
NXP BV/NXP Funding LLC, 4.88%, 03/01/24(a)(b)		1,800	1,962,634
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25(a)(b)		65	67,775
3.88%, 06/18/26(a)(b)		300	329,910

			6,138,185

Security		Par (000)	Value

Software — 0.6%
Oracle Corp., 1.65%, 03/25/26	USD	1,375	$1,394,536
VMware, Inc., 1.40%, 08/15/26		1,080	1,075,140

			2,469,676

Tobacco — 0.8%
Altria Group, Inc., 2.35%, 05/06/25		260	269,579
BAT Capital Corp., 2.79%, 09/06/24		700	736,158
BAT International Finance PLC, 1.67%, 03/25/26(b)		2,095	2,096,167

			3,101,904

Trading Companies & Distributors — 0.3%
Air Lease Corp.
2.63%, 07/01/22		650	659,149
2.30%, 02/01/25		240	246,516
1.88%, 08/15/26		285	284,005

			1,189,670

Wireless Telecommunication Services — 0.2%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(a)		350	373,800
T-Mobile USA, Inc., 1.50%, 02/15/26		381	382,253

			756,053

Total Corporate Bonds — 28.2% (Cost: $111,222,7 04)			112,258,968

Foreign Agency Obligations

Canada — 0.4%
CPPIB Capital, Inc., 0.50%, 09/16/24(a)(b)		1,480	1,474,743

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)(b)		220	229,075

Total Foreign Agency Obligations — 0.4% (Cost: $1,695,231)			1,703,818

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.0%
Angel Oak Mortgage Trust, Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(c)		323	328,278
Chase Home Lending Mortgage Trust, Series 2019- ATR2, Class A3, 3.50%, 07/25/49(a)(c)		270	275,119
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.59%, 05/20/34(c)		30	30,844
Flagstar Mortgage Trust, Series 2020-1INV, Class A11, (1 mo. LIBOR US + 0.85%), 0.94%, 03/25/50(a)(c)		722	721,337
JP Morgan Mortgage Trust, Series 2016-2, Class A1, 2.38%, 06/25/46(a)(c)		195	193,021
JPMorgan Mortgage Trust, Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(c)		487	496,672
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(c)		521	544,456
OBX Trust, Series 2020-EXP3, Class 2A1B, (1 mo. LIBOR US + 0.90%), 0.99%, 01/25/60(a)(c)		1,000	1,003,217
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(c)		504	506,424

			4,099,368

Commercial Mortgage-Backed Securities — 18.3%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 0.96%, 09/15/34(a)(c)		600	599,993
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1 mo. LIBOR US + 1.15%), 1.23%, 04/15/34(a)(c)		420	420,396

82	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BANK
Series 2018-BN10, Class ASB, 3.64%, 02/15/61	USD	3,375	$3,673,004
Series 2019-BN18, Class A2, 3.47%, 05/15/62		1,250	1,320,916
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1 mo. LIBOR US + 0.75%), 0.83%, 04/15/36(a)(c)		1,000	1,000,299
Benchmark Mortgage Trust
Series 2018-B1, Class ASB, 3.60%, 01/15/51(c)		2,500	2,720,485
Series 2018-B2, Class ASB, 3.78%, 02/15/51(c)		2,750	2,994,383
Series 2018-B5, Class C, 4.76%, 07/15/51(c)		1,000	1,118,484
BX Commercial Mortgage Trust
Series 2018-BIOA, Class A, (1 mo. LIBOR US + 0.67%), 0.76%, 03/15/37(a)(c)		1,000	1,000,294
Series 2018-IND, Class A, (1 mo. LIBOR US + 0.75%), 0.83%, 11/15/35(a)(c)		776	776,598
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.00%, 10/15/36(a)(c)		698	699,449
Series 2020-BXLP, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 12/15/36(a)(c)		1,843	1,844,927
Series 2020-FOX, Class A, (1 mo. LIBOR US + 1.00%), 1.08%, 11/15/32(a)(c)		96	96,626
BX Trust, Series 2018-BILT, Class D, (1 mo. LIBOR US + 1.77%), 1.85%, 05/15/30(a)(c)		270	268,640
CGMS Commercial Mortgage Trust, Series 2017-B1, Class AAB, 3.24%, 08/15/50		1,210	1,296,088
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5, 3.86%, 05/10/47		761	815,430
Series 2016-C2, Class AAB, 2.71%, 08/10/49		1,986	2,061,353
Commercial Mortgage Trust
Series 2013-CR10, Class A4, 4.21%, 08/10/46(c)		1,750	1,850,996
Series 2013-CR6, Class ASB, 2.62%, 03/10/46		214	215,994
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		206	209,021
Series 2013-SFS, Class A1, 1.87%, 04/12/35(a)		87	86,926
Series 2014-CR14, Class ASB, 3.74%, 02/10/47		420	434,907
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,000	1,074,967
Series 2014-CR17, Class C, 4.95%, 05/10/47(c)		1,500	1,579,328
Series 2014-CR21, Class A3, 3.53%, 12/10/47		877	930,380
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	1,067,281
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		716	745,250
Series 2015-CR23, Class A2, 2.85%, 05/10/48		869	878,672
Series 2015-CR23, Class A4, 3.50%, 05/10/48		1,500	1,619,696
Series 2015-CR24, Class B, 4.53%, 08/10/48(c)		500	543,321
Series 2015-LC19, Class A4, 3.18%, 02/10/48		1,600	1,705,430
Series 2021-LBA, Class A, (1 mo. LIBOR US + 0.69%), 0.77%, 03/15/38(a)(c)		700	699,788
Credit Suisse Mortgage Capital Trust, Series 2021-980M, Class C, 3.20%, 07/15/31(a)		170	173,102
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.80%, 11/15/48(c)		1,500	1,606,209
GS Mortgage Securities Trust
Series 2012-ALOH, Class A, 3.55%, 04/10/34(a)		951	957,604
Series 2013-GC13, Class A5, 4.19%, 07/10/46(c)		625	657,777
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		731	755,609
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		785	814,054
Series 2015-GC34, Class A4, 3.51%, 10/10/48		1,250	1,353,681
Series 2015-GC34, Class AAB, 3.28%, 10/10/48		1,710	1,794,993
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 1.23%, 05/15/38(a)(c)		552	552,512
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		1,540	1,618,983
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5, 3.78%, 08/15/47		500	536,145
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		447	472,595

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class ASB, 3.04%, 10/15/48	USD	1,207	$1,252,219
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A4, 3.48%, 06/15/45		688	694,975
Series 2012-HSBC, Class D, 4.68%, 07/05/32(a)(c)		745	757,458
Series 2017-JP6, Class A3, 3.11%, 07/15/50		850	880,144
Series 2019-BKWD, Class A, (1 mo. LIBOR US + 1.00%), 1.08%, 09/15/29(a)(c)		241	241,358
Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 04/15/38(a)(c)		142	142,193
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 0.78%, 03/15/38(a)(c)		540	540,507
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 0.89%, 04/15/38(a)(c)		480	480,433
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.22%, 07/15/46(c)		2,000	2,095,428
Series 2013-C7, Class A4, 2.92%, 02/15/46		2,735	2,796,121
Series 2013-C8, Class A4, 3.13%, 12/15/48		700	716,511
Series 2014-C15, Class A4, 4.05%, 04/15/47		230	245,879
Series 2015-C25, Class A4, 3.37%, 10/15/48		330	353,348
Series 2016-C30, Class ASB, 2.73%, 09/15/49		259	269,315
Series 2016-C31, Class A5, 3.10%, 11/15/49		2,525	2,706,034
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 03/15/45		429	431,167
One New York Plaza Trust, Series 2020-1NYP, Class A, (1 mo. LIBOR US + 0.95%), 1.03%, 01/15/26(a)(c)		580	581,818
PKHL Commercial Mortgage Trust, Series 2021-MF, Class B, (1 mo. LIBOR US + 1.18%), 1.26%, 07/15/38(a)(c)		544	544,162
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, 08/25/57(c)		1,811	1,896,002
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		1,288	1,338,584
Series 2015-C29, Class A4, 3.64%, 06/15/48		3,000	3,253,301
Series 2017-C39, Class A5, 3.42%, 09/15/50		1,698	1,853,363
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class A4, 3.00%, 05/15/45		174	178,900
Series 2014-LC14, Class A5, 4.05%, 03/15/47		721	769,923

			72,661,729

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.86%, 09/15/48(c)		4,463	112,964
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 1.03%, 05/10/48(c)		2,116	51,975
Series 2015-LC21, Class XA, 0.82%, 07/10/48(c)		4,881	105,864
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 2.03%, 01/15/49(c)		632	45,399

			316,202

Total Non-Agency Mortgage-Backed Securities — 19.4% (Cost: $77,335,588)			77,077,299

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.1%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45		383	390,420
Series 2019-73, Class P, 3.00%, 03/25/48		965	996,747
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		93	102,552
Series 3986, Class M, 4.50%, 09/15/41		66	69,394

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 4274, Class PN, 3.50%, 10/15/35	USD	161	$172,185
Series 4390, Class CA, 3.50%, 06/15/50		161	165,274
Series 4459, Class BN, 3.00%, 08/15/43		381	403,982
Series 4482, Class DH, 3.00%, 06/15/42		140	143,623
Series 4494, Class KA, 3.75%, 10/15/42		241	248,778
Series 4777, Class CB, 3.50%, 10/15/45		716	744,263
Series 5105, Class LA, 1.50%, 04/15/44		4,132	4,194,975
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		914	934,723

			8,566,916

Commercial Mortgage-Backed Securities — 0.6%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(c)		2,258	2,385,742

Mortgage-Backed Securities — 11.3%
Fannie Mae Mortgage-Backed Securities
0.54%, 10/27/25		4,500	4,467,785
2.50%, 12/01/27 - 04/01/32		1,572	1,649,655
3.00%, 09/01/30 - 09/01/35		3,678	3,911,424
4.00%, 03/01/32 - 08/01/49		6,610	7,188,643
4.50%, 09/01/26 - 01/01/48		2,976	3,305,045
5.00%, 11/01/21 - 07/01/25(d)		1	787
(12 mo. LIBOR US + 1.59%), 1.86%, 07/01/44(c)		243	252,931
(12 mo. LIBOR US + 1.59%), 2.96%, 10/01/45(c)		374	392,423
(12 mo. LIBOR US + 1.59%), 3.09%, 06/01/45(c)		309	323,104
(12 mo. LIBOR US + 1.69%), 2.72%, 07/01/43(c)		538	568,680
Federal Farm Credit Banks Funding Corp., 0.55%, 09/16/25		3,129	3,101,728
Freddie Mac Mortgage-Backed Securities
0.57%, 09/24/25		6,000	5,933,114
0.60%, 09/30/25		3,000	2,979,325
0.90%, 10/13/27		2,000	1,953,426
2.50%, 11/01/27		325	339,782
3.00%, 02/01/36		512	543,258
4.00%, 09/01/33 - 06/01/37		2,221	2,429,319
4.50%, 03/01/49		4,063	4,546,903
(12 mo. LIBOR US + 1.62%), 2.67%, 03/01/45(c)		405	422,010
(12 mo. LIBOR US + 1.62%), 3.28%, 05/01/45(c)		674	702,188

			45,011,530

Total U.S. Government Sponsored Agency Securities — 14.0% (Cost: $55,057,618)			55,964,188

U.S. Treasury Obligations
U.S. Treasury Notes
0.13%, 03/31/23 - 01/15/24(e)		46,500	46,355,917
0.38%, 04/15/24 - 12/31/25		12,230	12,041,131
0.75%, 03/31/26		1,125	1,117,046

Total U.S. Treasury Obligations — 14.9% (Cost: $59,753,249)			59,514,094

Total Long-Term Investments — 94.7% (Cost: $375,450,148)			377,246,049

Security		Par (000)	Value

Short-Term Securities

Certificates of Deposit — 0.8%
Barclays Bank PLC, New York
0.33%, 02/01/22	USD	2,000	$2,001,306
0.33%, 02/02/22		1,200	1,200,790

			3,202,096

Commercial Paper(f) — 2.3%
AT&T Inc., 0.40%, 12/14/21		2,000	1,999,250
Enel Finance America LLC, 0.43%, 02/22/22		1,500	1,498,459
HSBC Bank PLC, 0.27%, 02/02/22		2,000	1,998,528
Viatris, Inc., 0.52%, 12/08/21		2,000	1,998,432
VW Credit, Inc., 0.38%, 02/16/22		1,500	1,498,674

			8,993,343

		Shares

Money Market Funds — 1.4%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(g)		5,580,078	5,580,078

Total Short-Term Securities — 4.5% (Cost: $17,769,844)			17,775,517

Options Purchased — 0.4% (Cost: $1,621,294)			1,563,348

Total Investments Before Options Written — 99.6% (Cost: $394,841,286)			396,584,914

Options Written — (0.4)% (Premiums Received: $(1,934,473))			(1,715,197)

Total Investments — 99.2% (Cost: $392,906,813)			394,869,717

Other Assets Less Liabilities — 0.8%			3,303,740

Net Assets — 100.0%			$398,173,457

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. dollar denominated security issued by foreign domiciled entity.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Rounds to less than 1,000.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Rates are discount rates or a range of discount rates as of period end.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

84	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds	8	12/21/21	$1,528	$(57,867)
U.S. Treasury Notes (2 Year)	615	12/31/21	135,334	(61,871)
Euro Dollar	42	12/18/23	10,380	(9,508)

				(129,246)

Short Contracts
U.S. Treasury Notes (10 Year)	82	12/21/21	10,792	97,737
U.S. Ultra Treasury Notes (10 Year)	30	12/21/21	4,358	58,711
U.S. Treasury Notes (5 Year)	641	12/31/21	78,678	330,151
Euro Dollar	63	12/16/24	15,497	29,032

				515,631

				$386,385

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	343,167	CAD	432,000	Bank of America N.A.	12/15/21	$2,097

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Euro Dollar (1 Year) Mid-Curve	76	10/15/21	USD	99.25	USD	18,858	$475
U.S. Treasury Notes (10 Year)	18	11/26/21	USD	133.00	USD	2,394	29,250

							$29,725

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 03/30/27	3-month LIBOR, 0.13%	Quarterly	1.31%	Semi-Annual	Barclays Bank PLC	03/28/22	1.31%	USD	4,070	$44,195
5-Year Interest Rate Swap, 04/07/27	3-month LIBOR, 0.13%	Quarterly	1.53%	Semi-Annual	JPMorgan Chase Bank N.A.	04/05/22	1.53%	USD	2,165	39,768
5-Year Interest Rate Swap, 04/10/27	3-month LIBOR, 0.13%	Quarterly	1.39%	Semi-Annual	Bank of America N.A.	04/08/22	1.39%	USD	4,260	56,737

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
5-Year Interest Rate Swap, 04/30/27	3-month LIBOR, 0.13%	Quarterly	1.20%	Semi-Annual	Bank of America N.A.	04/28/22	1.20%	USD	5,930	$47,115
10-Year Interest Rate Swap, 06/26/34	3-month LIBOR, 0.13%	Quarterly	1.97%	Semi-Annual	Goldman Sachs Bank USA	06/24/24	1.97%	USD	1,020	44,399
10-Year Interest Rate Swap, 06/30/34	3-month LIBOR, 0.13%	Quarterly	2.00%	Semi-Annual	Goldman Sachs Bank USA	06/28/24	2.00%	USD	1,020	45,908
10-Year Interest Rate Swap, 07/24/34	3-month LIBOR, 0.13%	Quarterly	1.68%	Semi-Annual	Goldman Sachs Bank USA	07/22/24	1.68%	USD	620	19,276
10-Year Interest Rate Swap, 07/31/34	3-month LIBOR, 0.13%	Quarterly	1.55%	Semi-Annual	Bank of America N.A.	07/29/24	1.55%	USD	1,320	35,284
10-Year Interest Rate Swap, 08/04/34	3-month LIBOR, 0.13%	Quarterly	1.68%	Semi-Annual	Wells Fargo Bank N.A.	08/02/24	1.68%	USD	620	19,451
10-Year Interest Rate Swap, 02/27/35	3-month LIBOR, 0.13%	Quarterly	1.49%	Semi-Annual	Citibank N.A.	02/25/25	1.49%	USD	320	8,569
10-Year Interest Rate Swap, 06/06/35	3-month LIBOR, 0.13%	Quarterly	1.28%	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28%	USD	175	3,801
10-Year Interest Rate Swap, 06/07/35	3-month LIBOR, 0.13%	Quarterly	1.43%	Semi-Annual	Bank of America N.A.	06/05/25	1.43%	USD	610	15,698
10-Year Interest Rate Swap, 06/07/35	3-month LIBOR, 0.13%	Quarterly	1.43%	Semi-Annual	Citibank N.A.	06/05/25	1.43%	USD	1,140	29,437
10-Year Interest Rate Swap, 06/07/35	3-month LIBOR, 0.13%	Quarterly	1.43%	Semi-Annual	UBS AG	06/05/25	1.43%	USD	175	4,503
10-Year Interest Rate Swap, 12/13/35	3-month LIBOR, 0.13%	Quarterly	1.49%	Semi-Annual	Barclays Bank PLC	12/11/25	1.49%	USD	2,610	75,712

86	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 04/09/36	3-month LIBOR, 0.13%	Quarterly	2.60%	Semi-Annual	Deutsche Bank AG	04/07/26	2.60%	USD	1,110	$89,696
10-Year Interest Rate Swap, 01/19/50	3-month LIBOR, 0.13%	Quarterly	2.07%	Semi-Annual	JPMorgan Chase Bank N.A.	01/17/40	2.07%	USD	240	16,285
10-Year Interest Rate Swap, 12/13/50	3-month LIBOR, 0.13%	Quarterly	1.52%	Semi-Annual	Barclays Bank PLC	12/11/40	1.52%	USD	410	20,576

										616,410

Put
5-Year Interest Rate Swap, 11/17/26	(0.15)%	Annual	6-month EURIBOR, 0.53%	Semi-Annual	Barclays Bank PLC	11/15/21	(0.15)%	EUR	3,820	$8,001
5-Year Interest Rate Swap, 03/30/27	1.31%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	03/28/22	1.31%	USD	4,070	30,752
5-Year Interest Rate Swap, 04/07/27	1.53%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	04/05/22	1.53%	USD	2,165	10,108
5-Year Interest Rate Swap, 04/10/27	1.39%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	04/08/22	1.39%	USD	4,260	28,516
5-Year Interest Rate Swap, 07/17/27	1.25%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	07/15/22	1.25%	USD	6,740	94,378
10-Year Interest Rate Swap, 06/26/34	1.97%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	06/24/24	1.97%	USD	1,020	44,681
10-Year Interest Rate Swap, 06/30/34	2.00%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	06/28/24	2.00%	USD	1,020	43,524
10-Year Interest Rate Swap, 07/24/34	1.68%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	07/22/24	1.68%	USD	620	36,387

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 08/04/34	1.68%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Wells Fargo Bank N.A.	08/02/24	1.68%	USD	620	$36,435
10-Year Interest Rate Swap, 08/07/34	1.80%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	08/05/24	1.80%	USD	1,880	99,122
10-Year Interest Rate Swap, 02/27/35	1.49%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Citibank N.A.	02/25/25	1.49%	USD	320	23,763
10-Year Interest Rate Swap, 06/06/35	1.28%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	06/04/25	1.28%	USD	175	15,578
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	06/05/25	1.43%	USD	610	48,796
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Citibank N.A.	06/05/25	1.43%	USD	1,140	90,987
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	UBS AG	06/05/25	1.43%	USD	175	13,999
10-Year Interest Rate Swap, 12/13/35	1.49%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	12/11/25	1.49%	USD	2,610	208,234
10-Year Interest Rate Swap, 04/09/36	2.60%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	04/07/26	2.60%	USD	1,110	38,021
10-Year Interest Rate Swap, 01/19/50	2.07%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	01/17/40	2.07%	USD	240	14,194
10-Year Interest Rate Swap, 12/13/50	1.52%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	12/11/40	1.52%	USD	410	31,737

										917,213

										$1,533,623

88	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	18	11/26/21	USD	136.00	USD	2,448	$(562)

Put
U.S. Treasury Notes (10 Year)	36	11/26/21	USD	131.00	USD	4,716	(23,062)

							$(23,624)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 10/16/31	1.78%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	10/14/21	1.78%	USD	890	$(20,122)
10-Year Interest Rate Swap, 11/06/31	1.00%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	11/04/21	1.00%	USD	1,880	(150)
10-Year Interest Rate Swap, 11/14/31	1.30%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	11/12/21	1.30%	USD	1,950	(3,299)
2-Year Interest Rate Swap, 01/12/24	0.51%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	01/10/22	0.51%	USD	11,970	(18,750)
10-Year Interest Rate Swap, 01/20/32	1.65%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	01/18/22	1.65%	USD	340	(6,213)
10-Year Interest Rate Swap, 01/20/32	1.65%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	01/18/22	1.65%	USD	1,030	(18,821)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	01/27/22	1.00%	USD	1,170	(1,891)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	01/27/22	1.25%	USD	1,070	(4,751)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	02/18/22	1.62%	USD	970	(17,161)

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap, 02/25/24	0.41%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	02/23/22	0.41%	USD	6,600	$(4,270)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	03/01/22	0.51%	USD	9,930	(14,244)
2-Year Interest Rate Swap, 03/04/24	0.49%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	03/02/22	0.49%	USD	7,435	(9,155)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Citibank N.A.	03/03/22	0.52%	USD	5,070	(7,683)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	03/21/22	0.56%	USD	5,070	(9,845)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	03/23/22	0.57%	USD	10,220	(20,487)
5-Year Interest Rate Swap, 04/24/27	0.90%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	04/22/22	0.90%	USD	2,970	(7,955)
5-Year Interest Rate Swap, 04/30/27	0.90%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	04/28/22	0.90%	USD	8,900	(24,123)
10-Year Interest Rate Swap, 06/09/32	1.40%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	06/07/22	1.40%	USD	1,390	(16,595)
10-Year Interest Rate Swap, 09/03/32	1.53%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	09/01/22	1.53%	USD	2,170	(38,900)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	10/11/22	1.06%	USD	765	(5,061)
10-Year Interest Rate Swap, 12/14/32	1.15%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	12/12/22	1.15%	USD	6,170	(56,398)

90	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23%	USD	758	$(8,205)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.25%	USD	758	(8,423)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Citibank N.A.	12/30/22	1.25%	USD	840	(9,680)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	01/09/23	1.44%	USD	1,530	(25,750)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Bank of America N.A.	03/01/23	2.01%	USD	1,510	(65,722)
30-Year Interest Rate Swap, 09/19/54	1.85%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	09/17/24	1.85%	USD	510	(46,550)
30-Year Interest Rate Swap, 10/02/54	2.00%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	09/30/24	2.00%	USD	360	(39,201)

										(509,405)

Put
10-Year Interest Rate Swap, 10/16/31	3-month LIBOR, 0.13%	Quarterly	1.78%	Semi-Annual	Goldman Sachs Bank USA	10/14/21	1.78%	USD	890	$(261)
10-Year Interest Rate Swap, 11/14/31	3-month LIBOR, 0.13%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	11/12/21	1.50%	USD	1,950	(23,207)
2-Year Interest Rate Swap, 12/08/23	3-month LIBOR, 0.13%	Quarterly	0.50%	Semi-Annual	Barclays Bank PLC	12/06/21	0.50%	USD	4,490	(2,870)
2-Year Interest Rate Swap, 12/12/23	3-month LIBOR, 0.13%	Quarterly	0.45%	Semi-Annual	Deutsche Bank AG	12/10/21	0.45%	USD	4,448	(4,933)

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap, 01/12/24	3-month LIBOR, 0.13%	Quarterly	0.51%	Semi-Annual	Bank of America N.A.	01/10/22	0.51%	USD	11,970	$(15,726)
10-Year Interest Rate Swap, 01/20/32	3-month LIBOR, 0.13%	Quarterly	2.15%	Semi-Annual	Bank of America N.A.	01/18/22	2.15%	USD	340	(879)
10-Year Interest Rate Swap, 01/20/32	3-month LIBOR, 0.13%	Quarterly	2.15%	Semi-Annual	JPMorgan Chase Bank N.A.	01/18/22	2.15%	USD	1,030	(2,662)
2-Year Interest Rate Swap, 01/21/24	3-month LIBOR, 0.13%	Quarterly	0.50%	Semi-Annual	Deutsche Bank AG	01/19/22	0.50%	USD	3,130	(4,999)
10-Year Interest Rate Swap, 01/29/32	3-month LIBOR, 0.13%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25%	USD	1,070	(40,089)
10-Year Interest Rate Swap, 01/29/32	3-month LIBOR, 0.13%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50%	USD	1,170	(24,193)
10-Year Interest Rate Swap, 02/30/32	3-month LIBOR, 0.13%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62%	USD	970	(16,310)
2-Year Interest Rate Swap, 02/27/24	3-month LIBOR, 0.13%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75%	USD	6,600	(6,154)
10-Year Interest Rate Swap, 03/02/32	3-month LIBOR, 0.13%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/28/22	1.60%	USD	350	(6,476)
2-Year Interest Rate Swap, 03/03/24	3-month LIBOR, 0.13%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51%	USD	9,930	(25,514)
2-Year Interest Rate Swap, 03/04/24	3-month LIBOR, 0.13%	Quarterly	0.49%	Semi-Annual	JPMorgan Chase Bank N.A.	03/02/22	0.49%	USD	7,435	(21,005)
2-Year Interest Rate Swap, 03/05/24	3-month LIBOR, 0.13%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52%	USD	5,070	(12,829)

92	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap, 03/23/24	3-month LIBOR, 0.13%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56%	USD	5,070	$(13,135)
2-Year Interest Rate Swap, 03/25/24	3-month LIBOR, 0.13%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57%	USD	10,220	(26,309)
10-Year Interest Rate Swap, 06/09/32	3-month LIBOR, 0.13%	Quarterly	2.40%	Semi-Annual	JPMorgan Chase Bank N.A.	06/07/22	2.40%	USD	1,390	(7,420)
10-Year Interest Rate Swap, 09/03/32	3-month LIBOR, 0.13%	Quarterly	1.53%	Semi-Annual	Goldman Sachs Bank USA	09/01/22	1.53%	USD	2,170	(78,462)
10-Year Interest Rate Swap, 10/13/32	3-month LIBOR, 0.13%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06%	USD	765	(53,378)
10-Year Interest Rate Swap, 12/14/32	3-month LIBOR, 0.13%	Quarterly	1.15%	Semi-Annual	Barclays Bank PLC	12/12/22	1.15%	USD	6,170	(411,553)
10-Year Interest Rate Swap, 12/18/32	3-month LIBOR, 0.13%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23%	USD	758	(46,499)
10-Year Interest Rate Swap, 12/18/32	3-month LIBOR, 0.13%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25%	USD	758	(45,834)
10-Year Interest Rate Swap, 01/01/33	3-month LIBOR, 0.13%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25%	USD	840	(51,014)
10-Year Interest Rate Swap, 01/11/33	3-month LIBOR, 0.13%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44%	USD	1,530	(75,280)
10-Year Interest Rate Swap, 03/03/33	3-month LIBOR, 0.13%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01%	USD	1,510	(37,629)
10-Year Interest Rate Swap, 05/17/33	6-month, EURIBOR, 0.53%	Semi-Annual	0.70%	Annual	Barclays Bank PLC	05/15/23	0.70%	EUR	1,910	(31,116)

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
30-Year Interest Rate Swap, 09/19/54.	3-month LIBOR, 0.13%	Quarterly	1.85%	Semi-Annual	Deutsche Bank AG	09/17/24	1.85%	USD	510	$(60,154)
30-Year Interest Rate Swap, 10/02/54.	3-month LIBOR, 0.13%	Quarterly	2.00%	Semi-Annual	Barclays Bank PLC	09/30/24	2.00%	USD	360	(36,278)

										(1,182,168)

										$(1,691,573)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

3-month LIBOR, 0.13%	Quarterly	1.10%	Semi-Annual	N/A	03/01/23	USD	1,660	$21,630	$—	$21,630
3-month LIBOR, 0.13%	Quarterly	0.88%	Semi-Annual	N/A	03/02/23	USD	600	5,852	—	5,852
3-month LIBOR, 0.13%	Quarterly	0.25%	Semi-Annual	07/08/22(a)	07/08/23	USD	770	(1,736)	—	(1,736)
3-month LIBOR, 0.13%	Quarterly	0.25%	Semi-Annual	N/A	08/17/23	USD	1,440	(2,031)	—	(2,031)
3-month LIBOR, 0.13%	Quarterly	0.34%	Semi-Annual	12/13/21(a)	12/13/23	USD	370	(858)	—	(858)
0.52%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	12/30/21(a)	12/30/23	USD	380	(305)	—	(305)
3-month LIBOR, 0.13%	Quarterly	0.44%	Semi-Annual	01/25/22(a)	01/25/24	USD	1,170	(1,738)	—	(1,738)
3-month LIBOR, 0.13%	Quarterly	0.38%	Semi-Annual	02/07/22(a)	02/07/24	USD	2,720	(8,145)	—	(8,145)
3-month LIBOR, 0.13%	Quarterly	0.40%	Semi-Annual	02/08/22(a)	02/08/24	USD	3,160	(8,433)	—	(8,433)
3-month LIBOR, 0.13%	Quarterly	0.45%	Semi-Annual	03/01/22(a)	03/01/24	USD	3,070	(7,066)	—	(7,066)
0.56%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/24/22(a)	03/24/24	USD	2,650	1,776	—	1,776
0.60%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/25/22(a)	03/25/24	USD	1,330	(152)	—	(152)
0.61%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/28/22(a)	03/28/24	USD	3,590	(563)	—	(563)
0.63%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/29/22(a)	03/29/24	USD	1,340	(921)	—	(921)
0.64%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/29/22(a)	03/29/24	USD	2,600	(1,944)	—	(1,944)
0.65%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/30/22(a)	03/30/24	USD	1,340	(1,328)	—	(1,328)
3-month LIBOR, 0.13%	Quarterly	0.63%	Semi-Annual	03/30/22(a)	03/30/24	USD	2,550	1,542	—	1,542
0.62%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/31/22(a)	03/31/24	USD	2,390	(935)	—	(935)
3-month LIBOR, 0.13%	Quarterly	0.59%	Semi-Annual	04/20/22(a)	04/20/24	USD	2,680	(2,407)	—	(2,407)
0.73%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/21/22(a)	06/21/24	USD	2,690	283	—	283
0.74%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/23/22(a)	06/23/24	USD	560	(22)	—	(22)
0.75%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/28/22(a)	06/28/24	USD	1,470	(187)	—	(187)
0.77%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/28/22(a)	06/28/24	USD	1,355	(563)	—	(563)
0.74%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	08/12/22(a)	08/12/24	USD	3,290	4,972	—	4,972
0.78%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	08/15/22(a)	08/15/24	USD	1,840	1,525	—	1,525
3-month LIBOR, 0.13%	Quarterly	0.36%	Semi-Annual	N/A	06/02/25	USD	590	(9,226)	—	(9,226)
3-month LIBOR, 0.13%	Quarterly	0.48%	Semi-Annual	N/A	01/21/26	USD	2,140	(41,371)	—	(41,371)
1.54%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	02/25/25(a)	02/25/26	USD	4,060	6,287	—	6,287
1.71%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	03/06/25(a)	03/06/26	USD	3,120	(326)	—	(326)
3-month LIBOR, 0.13%	Quarterly	0.93%	Semi-Annual	N/A	09/17/26	USD	2,210	(13,244)	—	(13,244)
6-month EURIBOR, (0.53)%	Semi-Annual	(0.15)%	Annual	11/16/21(a)	11/16/26	EUR	1,910	3,093	—	3,093
3-month LIBOR, 0.13%	Quarterly	1.37%	Semi-Annual	03/22/22(a)	03/22/27	USD	573	3,840	—	3,840
1.29%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	04/20/22(a)	04/20/27	USD	1,100	(1,476)	—	(1,476)
3-month LIBOR, 0.13%	Quarterly	0.65%	Semi-Annual	06/20/22(a)	06/20/27	USD	625	(20,347)	—	(20,347)
3-month LIBOR, 0.13%	Quarterly	0.68%	Semi-Annual	06/20/22(a)	06/20/27	USD	625	(19,507)	—	(19,507)
3-month LIBOR, 0.13%	Quarterly	1.19%	Semi-Annual	07/19/22(a)	07/19/27	USD	1,880	(14,312)	—	(14,312)
3-month LIBOR, 0.13%	Quarterly	1.22%	Semi-Annual	08/16/22(a)	08/16/27	USD	560	(4,070)	—	(4,070)
0.50%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	08/17/27	USD	800	31,240	—	31,240
0.84%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	11/15/27	USD	1,420	27,528	—	27,528
1.27%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	02/15/28	USD	1,720	(4,848)	—	(4,848)

94	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

3-month LIBOR, 0.13%	Quarterly	1.05%	Semi-Annual	09/30/21(a)	05/15/28	USD	370	$(5,335)	$—	$(5,335)
3-month LIBOR, 0.13%	Quarterly	0.65%	Semi-Annual	07/12/23(a)	07/12/28	USD	820	(39,506)	—	(39,506)
0.65%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	06/02/30	USD	300	19,322	—	19,322
1.58%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	10/29/30	USD	1,180	(18,461)	—	(18,461)
1.05%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	01/11/31	USD	980	35,441	—	35,441
1.12%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	01/13/31	USD	610	18,366	—	18,366
6-month EURIBOR, (0.53)%	Semi-Annual	(0.20)%	Annual	N/A	04/29/31	EUR	50	(1,775)	—	(1,775)
Secured Overnight Financing Rate, 0.01%	At Termination	1.11%	At Termination	12/31/21(a)	05/15/31	USD	1,270	(21,237)	—	(21,237)
3-month LIBOR, 0.13%	Quarterly	1.51%	Semi-Annual	N/A	08/19/31	USD	90	64	—	64
(0.05)%	Annual	6-month EURIBOR, (0.53)%	Semi-Annual	N/A	08/31/31	EUR	220	4,957	—	4,957
(0.05)%	Annual	6-month EURIBOR, (0.53)%	Semi-Annual	N/A	09/01/31	EUR	250	5,619	—	5,619
1.14%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/10/31	USD	480	6,073	—	6,073
Secured Overnight Financing Rate, 0.01%	At Termination	1.12%	At Termination	N/A	09/14/31	USD	380	(5,681)	—	(5,681)
Secured Overnight Financing Rate, 0.01%	At Termination	1.08%	At Termination	N/A	09/16/31	USD	275	(5,043)	—	(5,043)
1.12%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/20/31	USD	70	1,020	—	1,020
1.15%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/20/31	USD	270	3,235	—	3,235
1.15%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/20/31	USD	270	3,353	—	3,353
1.19%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/21/31	USD	370	3,007	—	3,007
1.20%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/21/31	USD	400	2,978	—	2,978
1.43%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	09/21/31	USD	810	7,305	—	7,305
3-month LIBOR, 0.13%	Quarterly	1.40%	Semi-Annual	N/A	09/21/31	USD	1,620	(19,073)	—	(19,073)
1.39%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	09/22/31	USD	810	10,257	—	10,257
Secured Overnight Financing Rate, 0.01%	At Termination	1.12%	At Termination	N/A	09/22/31	USD	280	(4,098)	—	(4,098)
1.52%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	09/24/31	USD	1,760	822	—	822
Secured Overnight Financing Rate, 0.01%	At Termination	1.11%	At Termination	N/A	09/24/31	USD	540	(8,472)	—	(8,472)
Secured Overnight Financing Rate, 0.01%	At Termination	1.12%	At Termination	N/A	09/24/31	USD	270	(4,184)	—	(4,184)
Secured Overnight Financing Rate, 0.01%	At Termination	1.14%	At Termination	N/A	09/24/31	USD	330	(4,480)	—	(4,480)
1.14%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/27/31	USD	90	1,177	—	1,177

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

1.21%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/27/31	USD	270	$1,742	$—	$1,742
1.24%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/27/31	USD	270	1,120	—	1,120
1.25%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/28/31	USD	275	736	—	736
1.26%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/28/31	USD	275	430	—	430
6-month EURIBOR, (0.53)%	Semi-Annual	0.13%	Annual	N/A	09/28/31	EUR	290	(1,056)	(90)	(966)
1.29%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/29/31	USD	275	(398)	—	(398)
1.34%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	09/30/31	USD	275	(1,626)	—	(1,626)
1.32%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	N/A	10/01/31	USD	280	(1,164)	—	(1,164)
1.59%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	02/22/22(a)	02/22/32	USD	200	307	—	307
1.62%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	02/22/22(a)	02/22/32	USD	100	(101)	—	(101)
3-month LIBOR, 0.13%	Quarterly	1.83% 6-month EURIBOR,	Semi-Annual	04/29/22(a)	04/29/32	USD	200	3,444	—	3,444
0.44%	Annual	(0.53)%	Semi-Annual	05/16/23(a)	05/16/33	EUR	670	(5,953)	—	(5,953)
3-month LIBOR, 0.13%	Quarterly	1.67%	Semi-Annual	08/06/24(a)	08/06/34	USD	750	(21,241)	—	(21,241)
0.97%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	08/17/40	USD	140	18,786	—	18,786
1.25%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A	11/05/40	USD	50	4,266	—	4,266
1.45%	At Termination	Secured Overnight Financing Rate, 0.01%	At Termination	12/31/21(a)	02/15/47	USD	2,360	60,962	(7,289)	68,251
Secured Overnight Financing Rate, 0.01%	At Termination	1.43%	At Termination	12/31/21(a)	02/15/47	USD	670	(19,819)	—	(19,819)
3-month LIBOR, 0.13%	Quarterly	1.02%	Semi-Annual	N/A	08/17/50	USD	100	(18,782)	—	(18,782)
3-month LIBOR, 0.13%	Quarterly	1.87%	Semi-Annual	N/A	02/19/51	USD	80	972	—	972
3-month LIBOR, 0.13%	Quarterly	1.91%	Semi-Annual	N/A	02/22/51	USD	40	815	—	815
3-month LIBOR, 0.13%	Quarterly	2.00%	Semi-Annual	N/A	04/22/51	USD	60	3,039	—	3,039
3-month LIBOR, 0.13%	Quarterly	1.90%	Semi-Annual	N/A	06/11/51	USD	170	4,112	—	4,112
1.09%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/20/22(a)	06/20/52	USD	115	21,559	—	21,559
1.14%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/20/22(a)	06/20/52	USD	115	20,296	—	20,296
0.88.%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	07/12/23(a)	07/12/53	USD	150	37,065	—	37,065

								$36,669	$(7,379)	$44,048

(a)	Forward Swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$ —	$ (7,379)	$ 419,504	$ (375,456)	$—
Options Written	N/A	N/A	611,347	(392,072)	(1,715,197)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

96	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$515,631	$—	$515,631
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,097	—	—	2,097
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	1,563,348	—	1,563,348
Swaps — centrally cleared
Unrealized appreciation(a)	—	—	—	—	419,504	—	419,504

	$—	$—	$—	$2,097	$2,498,483	$—	$2,500,580

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$129,246	$—	$129,246
Options written
Options written at value	—	—	—	—	1,715,197	—	1,715,197
Swaps — centrally cleared
Unrealized depreciation(a)	—	—	—	—	375,456	—	375,456

	$—	$—	$—	$—	$2,219,899	$—	$2,219,899

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(8,946)	$—	$(8,946)
Forward foreign currency exchange contracts	—	—	—	(10,892)	—	—	(10,892)
Options purchased(a)	—	—	—	—	(3,426)	—	(3,426)
Options written	—	—	—	—	267,822	—	267,822
Swaps	—	—	—	—	(869,641)	—	(869,641)

	$—	$—	$—	$(10,892)	$(614,191)	$—	$(625,083)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(823,700)	$—	$(823,700)
Forward foreign currency exchange contracts	—	—	—	(7,535)	—	—	(7,535)
Options purchased(b)	—	—	—	—	(334,234)	—	(334,234)
Options written	—	—	—	—	1,872,709	—	1,872,709
Swaps	—	—	—	—	(940,900)	—	(940,900)

	$—	$—	$—	$(7,535)	$(226,125)	$—	$(233,660)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

S C H E D U L E S O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long		$157,498,006
Average notional value of contracts — short		$118,194,742
Forward foreign currency exchange contracts
Average amounts purchased — in USD		$370,719
Average amounts sold — in USD	$	—(a	)
Options
Average value of option contracts purchased		$66,263
Average value of option contracts written		$60,442
Average notional value of swaption contracts purchased		$70,937,231
Average notional value of swaption contracts written		$192,538,616
Interest rate swaps
Average notional value — pays fixed rate		$41,717,599
Average notional value — received fixed rate		$59,184,405

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$44,037	$121,716
Forward foreign currency exchange contracts	2,097	—
Options(a)	1,563,348	1,715,197
Swaps — centrally cleared	—	35,319

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,609,482	$1,872,232

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(73,762)	(180,659)

Total derivative assets and liabilities subject to an MNA	$1,535,720	$1,691,573

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

98	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America N.A.	$328,621	$(255,308)	$—	$—	$73,313
Barclays Bank PLC	419,207	(419,207)	—	—	—
Citibank N.A.	152,756	(81,206)	—	—	71,550
Deutsche Bank AG	226,839	(226,839)	—	—	—
Goldman Sachs Bank USA	253,554	(250,976)	—	—	2,578
JPMorgan Chase Bank N.A.	80,355	(75,658)	—	—	4,697
UBS AG	18,502	—	—	—	18,502
Wells Fargo Bank N.A.	55,886	—	—	—	55,886

	$1,535,720	$(1,309,194)	$—	$—	$226,526

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(c)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)
Bank of America N.A.	$255,308	$(255,308)	$—	$—	$—
Barclays Bank PLC	678,446	(419,207)	(259,239)	—	—
Citibank N.A.	81,206	(81,206)	—	—	—
Deutsche Bank AG	349,979	(226,839)	—	—	123,140
Goldman Sachs Bank USA	250,976	(250,976)	—	—	—
JPMorgan Chase Bank N.A.	75,658	(75,658)	—	—	—

	$1,691,573	$(1,309,194)	$(259,239)	$—	$123,140

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$70,727,682	$—	$70,727,682
Corporate Bonds	—	112,258,968	—	112,258,968
Foreign Agency Obligations	—	1,703,818	—	1,703,818
Non-Agency Mortgage-Backed Securities	—	77,077,299	—	77,077,299
U.S. Government Sponsored Agency Securities	—	55,964,188	—	55,964,188
U.S. Treasury Obligations	—	59,514,094	—	59,514,094
Short-Term Securities
Certificates of Deposit	—	3,202,096	—	3,202,096
Commercial Paper	—	8,993,343	—	8,993,343
Money Market Funds	5,580,078	—	—	5,580,078
Options Purchased
Interest Rate Contracts	29,725	1,533,623	—	1,563,348

	$5,609,803	$390,975,111	$—	$396,584,914

S C H E D U L E S O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) (continued) September 30, 2021	BATS: Series S Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$2,097	$—	$2,097
Interest Rate Contracts	515,631	419,504	—	935,135
Liabilities
Interest Rate Contracts	(152,870)	(2,067,029)	—	(2,219,899)

	$362,761	$(1,645,428)	$—	$(1,282,667)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

100	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2021	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alaska — 2.3%
Alaska Housing Finance Corp., Refunding RB, Series A, VRDN, 0.05%, 10/07/21(a)	USD	100	$100,000

California — 4.7%
Bay Area Toll Authority, Refunding RB, VRDN, 0.04%, 10/07/21(a)		100	100,000
San Diego Housing Authority, RB, VRDN, 0.06%, 10/07/21(a)		100	100,000

			200,000

Connecticut — 2.3%
Connecticut Housing Finance Authority, Refunding RB, Sub-Series C-3, VRDN, 0.05%, 10/07/21(a)		100	100,000

Florida — 2.4%
Sunshine State Governmental Financing Commission, RB, VRDN, 0.05%, 10/07/21(a)		100	100,000

Illinois — 2.3%
City of Aurora, Refunding RB, VRDN, 0.06%, 10/07/21(a)		100	100,000

Iowa — 2.4%
Iowa Finance Authority, RB, VRDN, (GNMA/FNMA/FHLMC), 0.05%, 10/07/21(a)		100	100,000

Kentucky — 2.4%
Louisville & Jefferson County Metropolitan, TECP, 0.10%, 11/08/21		100	100,000

Maryland — 2.4%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, VRDN, 0.05%, 10/07/21(a)		100	100,000

Massachusetts — 2.5%
City of Quincy, GO, Refunding, BAN, 1.50%, 01/14/22		105	105,396

Minnesota — 2.4%
City of Minneapolis, RB, VRDN, 0.05%, 10/07/21(a)		100	100,000

Mississippi — 2.3%
Mississippi Business Finance Corp., RB, Series E, VRDN, 0.04%, 10/01/21(a)		100	100,000

Security		Par (000)	Value

Nevada — 2.3%
County of Clark Department of Aviation, Refunding RB, Series D-3, VRDN, 0.06%, 10/07/21(a)	USD	100	$100,000

New Jersey — 2.4%
County of Middlesex, GO, Refunding, BAN, 2.00%, 06/01/22		100	101,186

New York — 11.8%
City of New York, GO, Sub-Series I-3, VRDN, 0.06%, 10/07/21(a)		100	100,000
New York City Housing Development Corp., RB, VRDN, 0.05%, 10/07/21(a)		100	100,000
New York City Water & Sewer System, Refunding RB, VRDN, 0.08%, 10/01/21(a)		100	100,000
Port Authority of New York and New Jersey, TECP, 0.16%, 04/13/22		100	99,984
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, VRDN, 0.08%, 10/01/21(a)		100	100,000

			499,984

Texas — 7.1%
City of Austin Water & Wastewater System Revenue, Refunding RB, VRDN, 0.06%, 10/07/21(a)		100	100,000
State of Texas
GO, Series A, VRDN, 0.05%, 10/07/21(a)		100	100,000
GO, VRDN, 0.05%, 10/07/21(a)		100	100,000

			300,000

Virginia — 4.7%
Fairfax County IDA, Refunding RB, VRDN, 0.06%, 10/07/21(a)		100	100,000
Loudoun County EDA, RB, Series F, VRDN, 0.06%, 10/07/21(a)		100	100,000

			200,000

Total Investments — 56.7% (Cost: $2,406,636)			2,406,566

Other Assets Less Liabilities — 43.3%			1,841,316

Net Assets — 100.0%			$4,247,882

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$2,406,566	$—	$2,406,566

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	101

Statements of Assets and Liabilities  (unaudited)

September 30, 2021

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,077,882,758	$571,465,543	$445,624,643
Cash	29,216	—	1,770
Cash pledged:
Collateral — OTC derivatives	490,000	—	—
Futures contracts	—	600,710	328,000
Centrally cleared swaps	—	150,000	—
Receivables:
Investments sold	—	—	1,661,896
TBA sale commitments	32,024,272	—	—
Capital shares sold	29,003	690,026	1,027,337
Dividends — unaffiliated	1,695	46	158
Interest — unaffiliated	4,172,244	4,651,343	4,714,348
From the Manager	35,997	43,469	29,182
Principal paydowns	7,492	—	—
Variation margin on futures contracts	—	80,201	—
Variation margin on centrally cleared swaps	—	3,749	—
Swap premiums paid	12,517	—	—
Unrealized appreciation on OTC swaps	278,910	—	—
Prepaid expenses	32,795	41,010	34,793

Total assets	2,114,996,899	577,726,097	453,422,127

LIABILITIES
TBA sale commitments at value(e)	31,830,321	—	—
Payables:
Investments purchased	17,567,757	2,194,724	2,575,390
Accounting services fees	45,210	21,265	18,858
Capital shares redeemed	5,812,115	1,491,589	10,850,624
Income dividend distributions	4,396,545	1,208,844	1,312,782
Interest expense and fees	—	—	35,853
Other accrued expenses	152,133	95,010	62,556
Professional fees	44,884	37,516	35,146
Variation margin on futures contracts	—	29,994	47,883
Swap premiums received	561,276	—	—
Unrealized depreciation on OTC swaps	15,008	—	—

Total accrued liabilities	60,425,249	5,078,942	14,903,239

Other Liabilities
TOB Trust Certificates	—	—	18,907,000

Total other liabilities	—	—	18,907,000

Total liabilities	60,425,249	5,078,942	33,846,092

NET ASSETS	$2,054,571,650	$572,647,155	$419,576,035

NET ASSETS CONSIST OF
Paid-in capital	$2,056,063,001	$544,443,159	$378,170,758
Accumulated earnings (loss)	(1,491,351)	28,203,996	41,405,277

NET ASSETS	$2,054,571,650	$572,647,155	$419,576,035

102	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2021

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio
NET ASSET VALUE
Shares outstanding	204,146,124	52,438,841	34,711,931

Net asset value	$10.06	$10.92	$12.09

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,076,959,256	$552,620,522	$406,108,152
(e) Proceeds from TBA sale commitments	$32,024,272	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2021

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,960,398,442	$—	$396,584,914
Investments at value — affiliated(b)	—	13,226,619	—
Cash	49,866	33,564,862	1,355,309
Cash pledged:
Collateral — OTC derivatives	2,070,000	—	—
Collateral — TBA commitments	2,407,000	—	—
Futures contracts	1,383,000	672,190	593,925
Centrally cleared swaps	238,960	9,570	448,930
Foreign currency, at value(c)	—	—	209,162
Receivables:
Investments sold	10,864,707	—	1,002,058
TBA sale commitments	697,176,360	—	—
Capital shares sold	1,758,325	151,758	579,112
Dividends — affiliated	—	19,418	—
Dividends — unaffiliated	71	—	62
Interest — unaffiliated	3,271,741	—	1,014,292
From the Manager	58,543	11,877	36,177
Principal paydowns	—	—	91,899
Variation margin on futures contracts	—	836	44,037
Swap premiums paid	384,790	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	2,097
OTC swaps	631,867	—	—
Prepaid expenses	45,128	9,595	38,468

Total assets	3,680,738,800	47,666,725	402,000,442

LIABILITIES
Options written at value(d)	—	—	1,715,197
TBA sale commitments at value(e)	693,891,144	—	—
Payables:
Investments purchased	1,718,027,794	—	250,000
Accounting services fees	32,603	11,531	18,323
Capital shares redeemed	2,282,195	43,184	1,027,192
Income dividend distributions	1,994,766	—	512,267
Other accrued expenses	159,106	19,416	111,815
Professional fees	34,538	27,264	35,156
Variation margin on futures contracts	211,623	110,250	121,716
Variation margin on centrally cleared swaps	72,476	654	35,319
Swap premiums received	1,948,623	—	—
Unrealized depreciation on OTC swaps	483,886	—	—

Total liabilities	2,419,138,754	212,299	3,826,985

NET ASSETS	$1,261,600,046	$47,454,426	$398,173,457

NET ASSETS CONSIST OF
Paid-in capital	$1,269,062,312	$82,158,395	$402,662,910
Accumulated loss	(7,462,266)	(34,703,969)	(4,489,453)

NET ASSETS	$1,261,600,046	$47,454,426	$398,173,457

104	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2021

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio
NET ASSET VALUE
Shares outstanding	129,443,107	5,626,847	41,043,950

Net asset value	$9.75	$8.43	$9.70

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,967,131,560	$—	$394,841,286
(b) Investments, at cost — affiliated	$—	$13,111,299	$—
(c) Foreign currency at cost	$—	$—	$214,954
(d) Premiums received	$—	$—	$1,934,473
(e) Proceeds from TBA sale commitments	$697,176,360	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2021

BATS: Series V Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,406,566
Cash	1,570,645
Receivables:
Capital shares sold	274,060
Interest — unaffiliated	1,874
From the Manager	14,801
Deferred offering costs	16,176
Prepaid expenses	2,602

Total assets	4,286,724

LIABILITIES
Payables:
Accounting services fees	12,242
Income dividend distributions	19
Offering costs	9,789
Other accrued expenses	4,190
Professional fees	12,602

Total liabilities	38,842

NET ASSETS	$4,247,882

NET ASSETS CONSIST OF
Paid-in capital	$4,248,870
Accumulated loss	(988)

NET ASSETS	$4,247,882

NET ASSET VALUE
Shares outstanding	424,887

Net asset value	$10.00

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$2,406,636

See notes to financial statements.

106	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended September 30, 2021

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$8,819	$180	$977
Interest — unaffiliated	26,231,232	7,281,684	7,959,903
Other income	283	—	—

Total investment income	26,240,334	7,281,864	7,960,880

EXPENSES
Accounting services	65,342	32,458	28,992
Professional	37,621	32,897	51,546
Pricing	27,198	31,309	33,664
Registration	17,648	57,613	19,187
Custodian	13,134	14,037	2,782
Trustees and Officer	9,725	3,973	3,083
Transfer agent	9,466	71,322	18,355
Printing and postage	5,649	3,769	3,695
Proxy	—	7,121	—
Miscellaneous	17,776	10,219	10,918

Total expenses excluding interest expense	203,559	264,718	172,222
Interest expense and fees(a)	—	—	66,746

Total expenses	203,559	264,718	238,968
Less:
Fees waived and/or reimbursed by the Manager	(202,059)	(256,097)	(172,197)

Total expenses after fees waived and/or reimbursed	1,500	8,621	66,771

Net investment income	26,238,834	7,273,243	7,894,109

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(274,605)	3,452,417	4,788,458
Futures contracts	—	1,103,043	(461,958)
Swaps	99,206	(35,544)	—

	(175,399)	4,519,916	4,326,500

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,296,300	7,457,726	7,419,968
Futures contracts	—	(255,389)	(243,523)
Swaps	213,189	(12,124)	—
Unfunded floating rate loan interests	(794)	—	—

	9,508,695	7,190,213	7,176,445

Net realized and unrealized gain	9,333,296	11,710,129	11,502,945

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,572,130	$18,983,372	$19,397,054

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Operations  (unaudited) (continued)

Six Months Ended September 30, 2021

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$360	$—	$316
Dividends — affiliated	—	120,765	—
Interest — unaffiliated	6,175,435	—	2,655,868
Other income	—	1,812	—

Total investment income	6,175,795	122,577	2,656,184

EXPENSES
Registration	111,634	15,695	74,110
Transfer agent	65,819	10,108	25,726
Accounting services	49,249	18,160	28,346
Custodian	43,306	1,288	8,190
Professional	32,587	23,515	31,516
Pricing	28,902	926	38,689
Proxy	9,601	—	3,132
Trustees and Officer	8,155	1,031	3,083
Printing and postage	3,280	3,185	4,357
Miscellaneous	18,739	2,391	8,065

Total expenses	371,272	76,299	225,214
Less:
Fees waived and/or reimbursed by the Manager	(360,171)	(76,274)	(221,582)

Total expenses after fees waived and/or reimbursed	11,101	25	3,632

Net investment income	6,164,694	122,552	2,652,552

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	5,734,435	—	525,138
Investments — affiliated	—	(9,931)	—
Options written	404,713	—	267,822
Futures contracts	(1,888,651)	(1,093,743)	(8,946)
Forward foreign currency exchange contracts	—	—	(10,892)
Foreign currency transactions	—	—	(496)
Swaps	174,256	(5,012,159)	(869,641)

	4,424,753	(6,115,833)	(97,015)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,438,598)	—	(683,125)
Investments — affiliated	—	(37,936)	—
Options written	(20,148)	—	1,872,709
Futures contracts	773,897	457,848	(823,700)
Forward foreign currency exchange contracts	—	—	(7,535)
Foreign currency translations	—	(2)	(4,487)
Swaps	550,818	3,920,284	(940,900)

	(1,134,031)	4,340,194	(587,038)

Net realized and unrealized gain (loss)	3,290,722	(1,775,639)	(684,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,455,416	$(1,653,087)	$1,968,499

See notes to financial statements.

108	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited) (continued)

Period Ended September 30, 2021

BATS: Series V Portfolio(a)

INVESTMENT INCOME
Interest — unaffiliated	$436

Total investment income	436

EXPENSES
Organization and offering	55,837
Accounting services	14,851
Professional	13,727
Transfer agent	4,530
Printing and postage	2,242
Custodian	673
Registration	423
Directors and Officer	361
Miscellaneous	224

Total expenses	92,868
Less:
Fees waived and/or reimbursed by the Manager	(92,868)

Total expenses after fees waived and/or reimbursed	—

Net investment income	436

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	(70)

Net realized and unrealized loss	(70)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$366

(a)	Commencement of operations on May 5, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,238,834	$40,789,661	$7,273,243	$14,948,398
Net realized gain (loss)	(175,399)	(783,664)	4,519,916	14,503,919
Net change in unrealized appreciation (depreciation)	9,508,695	108,808,046	7,190,213	11,203,803

Net increase in net assets resulting from operations	35,572,130	148,814,043	18,983,372	40,656,120

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(23,771,188)	(40,128,829)	(7,395,711)	(32,056,095)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	501,617,277	396,792,718	26,133,307	62,059,277

NET ASSETS
Total increase in net assets	513,418,219	505,477,932	37,720,968	70,659,302
Beginning of period	1,541,153,431	1,035,675,499	534,926,187	464,266,885

End of period	$2,054,571,650	$1,541,153,431	$572,647,155	$534,926,187

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

110	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,894,109	$13,730,844	$6,164,694	$24,438,343
Net realized gain	4,326,500	1,080,504	4,424,753	28,234,959
Net change in unrealized appreciation (depreciation)	7,176,445	34,899,084	(1,134,031)	(26,073,680)

Net increase in net assets resulting from operations	19,397,054	49,710,432	9,455,416	26,599,622

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(7,850,721)	(13,607,770)	(12,494,661)	(35,084,303)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	7,415,052	51,229,978	67,472,416	198,873,987

NET ASSETS
Total increase in net assets	18,961,385	87,332,640	64,433,171	190,389,306
Beginning of period	400,614,650	313,282,010	1,197,166,875	1,006,777,569

End of period	$419,576,035	$400,614,650	$1,261,600,046	$1,197,166,875

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Changes in Net Assets  (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$122,552	$246,326	$2,652,552	$5,829,319
Net realized gain (loss)	(6,115,833)	(3,108,870)	(97,015)	4,096,233
Net change in unrealized appreciation (depreciation)	4,340,194	6,618,363	(587,038)	6,512,758

Net increase (decrease) in net assets resulting from operations	(1,653,087)	3,755,819	1,968,499	16,438,310

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	—	—	(3,136,039)	(6,345,846)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(4,067,450)	8,113,981	435,033	242,511,087

NET ASSETS
Total increase (decrease) in net assets	(5,720,537)	11,869,800	(732,507)	252,603,551
Beginning of period	53,174,963	41,305,163	398,905,964	146,302,413

End of period	$47,454,426	$53,174,963	$398,173,457	$398,905,964

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

112	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

BATS: Series V Portfolio
Period from 05/05/21(a) to 09/30/21 (unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$436
Net change in unrealized appreciation (depreciation)	(70)

Net increase in net assets resulting from operations	366

DISTRIBUTIONS TO SHAREHOLDERS(b)

Decrease in net assets resulting from distributions to shareholders	(1,354)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	4,248,870

NET ASSETS
Total increase in net assets	4,247,882
Beginning of period	—

End of period	$4,247,882

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio

	Six Months Ended 09/30/21 (unaudited)		Year Ended March 31,
			2021		2020		2019		2018	2017
Net asset value, beginning of period	$9.99		$9.05		$9.99		$10.14		$10.14	$9.82

Net investment income(a)	0.14		0.31		0.45		0.53		0.58	0.51
Net realized and unrealized gain (loss)	0.06		0.94		(0.94)		(0.11)		(0.03)	0.43

Net increase (decrease) from investment operations	0.20		1.25		(0.49)		0.42		0.55	0.94

Distributions(b)
From net investment income	(0.13)		(0.31)		(0.45)		(0.52)		(0.49)	(0.62)
From net realized gain	—		—		—		(0.05)		(0.06)	—

Total distributions	(0.13)		(0.31)		(0.45)		(0.57)		(0.55)	(0.62)

Net asset value, end of period	$10.06		$9.99		$9.05		$9.99		$10.14	$10.14

Total Return(c)
Based on net asset value	1.99	%(d)	13.95%		(5.22)%		4.31%		5.55%	9.76%

Ratios to Average Net Assets(e)
Total expenses	0.02	%(f)	0.04%		0.05%		0.04%		0.12%	0.26%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%	0.00%

Net investment income	2.79	%(f)	3.20%		4.45%		5.26%		5.65%	5.01%

Supplemental Data
Net assets, end of period (000)	$2,054,572		$1,541,153		$1,035,675		$977,286		$571,583	$323,784

Portfolio turnover rate	22	%(h)	26%		48%		43%		45%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.
(g)	Amount is less than 0.005%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Portfolio turnover rate (excluding MDRs) is 18%

See notes to financial statements.

114	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio

	Six Months Ended 09/30/21 (unaudited)		Year Ended March 31,
			2021		2020		2019		2018	2017
Net asset value, beginning of period	$10.69		$10.49		$10.28		$10.18		$10.31	$10.37

Net investment income(a)	0.14		0.33		0.38		0.39		0.37	0.36
Net realized and unrealized gain (loss)	0.23		0.60		0.27		0.10		(0.08)	(0.04)

Net increase from investment operations	0.37		0.93		0.65		0.49		0.29	0.32

Distributions(b)
From net investment income	(0.14)		(0.33)		(0.38)		(0.39)		(0.37)	(0.36)
From net realized gain	—		(0.40)		(0.06)		(0.00	)(c)	(0.05)	(0.02)

Total distributions	(0.14)		(0.73)		(0.44)		(0.39)		(0.42)	(0.38)

Net asset value, end of period	$10.92		$10.69		$10.49		$10.28		$10.18	$10.31

Total Return(d)
Based on net asset value	3.50	%(e)	8.70%		6.31%		5.05%		2.82%	3.12%

Ratios to Average Net Assets(f)
Total expenses	0.09	%(g)	0.09%		0.09%		0.09%		0.11%	0.11%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00%	0.00%

Net investment income	2.57	%(g)	2.96%		3.55%		3.91%		3.55%	3.45%

Supplemental Data
Net assets, end of period (000)	$572,647		$534,926		$464,267		$372,928		$388,674	$417,251

Portfolio turnover rate	18%		85%		83%		55%		31%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018	2017
Investments in underlying funds	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%

(g)	Annualized.
(h)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio

	Six Months Ended 09/30/21 (unaudited)		Year Ended March 31,
			2021		2020		2019		2018	2017
Net asset value, beginning of period	$11.75		$10.53		$10.91		$10.78		$10.49	$10.75

Net investment income(a)	0.22		0.45		0.43		0.47		0.45	0.45
Net realized and unrealized gain (loss)	0.34		1.22		(0.37)		0.21		0.30	(0.16)

Net increase from investment operations	0.56		1.67		0.06		0.68		0.75	0.29

Distributions(b)
From net investment income	(0.22)		(0.45)		(0.44)		(0.47)		(0.45)	(0.45)
From net realized gain	—		—		—		(0.08)		(0.01)	(0.10)

Total distributions	(0.22)		(0.45)		(0.44)		(0.55)		(0.46)	(0.55)

Net asset value, end of period	$12.09		$11.75		$10.53		$10.91		$10.78	$10.49

Total Return(c)
Based on net asset value	4.80	%(d)	16.16%		0.33%		6.44%		7.22%	2.78%

Ratios to Average Net Assets(e)
Total expenses	0.11	%(f)	0.15%		0.18%		0.21%		0.27%	0.23%

Total expenses after fees waived and/or reimbursed	0.03	%(f)	0.04%		0.06%		0.08%		0.06%	0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%	0.00%

Net investment income	3.69	%(f)	4.06%		3.78%		4.35%		4.17%	4.21%

Supplemental Data
Net assets, end of period (000)	$419,576		$400,615		$313,282		$234,886		$180,142	$146,346

Borrowings outstanding, end of period (000)	$18,907		$18,987		$10,713		$8,085		$6,625	$6,625

Portfolio turnover rate	11%		31%		54%		53%		100%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018	2017
Investments in underlying funds	0.00%	0.01%	0.01%	0.01%	0.02%	0.01%

(f)	Annualized.
(g)	Amount is less than 0.005%.

See notes to financial statements.

116	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio

	Six Months Ended 09/30/21 (unaudited)		Year Ended March 31,
			2021		2020		2019		2018	2017

Net asset value, beginning of period	$9.77		$9.81		$9.59		$9.47		$9.69	$9.93

Net investment income(a)	0.05		0.21		0.30		0.31		0.25	0.21
Net realized and unrealized gain (loss)	0.03		0.05		0.25		0.15		(0.16)	(0.16)

Net increase from investment operations	0.08		0.26		0.55		0.46		0.09	0.05

Distributions from net investment income(b)	(0.10)		(0.30)		(0.33)		(0.34)		(0.31)	(0.29)

Net asset value, end of period	$9.75		$9.77		$9.81		$9.59		$9.47	$9.69

Total Return(c)
Based on net asset value	0.81	%(d)	2.68%		5.86%		4.94%		0.91%	0.51%

Ratios to Average Net Assets(e)
Total expenses	0.06	%(f)	0.05%		0.06%		0.08%		0.08%	0.09%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%	0.00%

Net investment income	1.00	%(f)	2.12%		3.03%		3.30%		2.59%	2.12%

Supplemental Data
Net assets, end of period (000)	$1,261,600		$1,197,167		$1,006,778		$799,774		$810,031	$598,067

Portfolio turnover rate(h)	685%		1,500%		1,316%		1,209%		1,515%	1,728%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018	2017
Investments in underlying funds	0.00%	0.00%	0.00%	0.00%	0.01%	0.01%

(f)	Annualized.
(g)	Amount is less than 0.005%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018	2017
Portfolio turnover rate	284%	896%	813%	683%	833%	1,040%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Six Months Ended 09/30/21 (unaudited)		Year Ended March 31,
			2021		2020		2019		2018	2017

Net asset value, beginning of period	$8.69		$7.92		$9.25		$9.56		$9.38	$8.95

Net investment income(a)	0.02		0.06		0.12		0.12		0.08	0.09
Net realized and unrealized gain (loss)	(0.28)		0.71		(1.33)		(0.34)		0.15	0.34

Net increase (decrease) from investment operations	(0.26)		0.77		(1.21)		(0.22)		0.23	0.43

Distributions(b)
From net investment income	—		—		(0.12)		(0.09)		(0.05)	—
Return of capital	—		—		(0.00	)(c)	—		—	—

Total distributions	—		—		(0.12)		(0.09)		(0.05)	—

Net asset value, end of period	$8.43		$8.69		$7.92		$9.25		$9.56	$9.38

Total Return(d)
Based on net asset value	(2.99	)%(e)	9.72%		(13.25)%		(2.32)%		2.49%	4.80%

Ratios to Average Net Assets(f)
Total expenses	0.28	%(g)	0.46%		0.31%		0.20%		0.19%	0.13%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00%	0.00%

Net investment income	0.45	%(g)	0.71%		1.33%		1.24%		0.89%	1.00%

Supplemental Data
Net assets, end of period (000)	$47,454		$53,175		$41,305		$51,654		$84,080	$121,054

Portfolio turnover rate	0%		36%		15%		0%		6%	10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018	2017
Investments in underlying funds	0.00%	0.02%	0.32%	0.16%	0.17%	0.08%

(g)	Annualized.
(h)	Amount is less than 0.005%.

See notes to financial statements.

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Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio

	Six Months Ended 09/30/21 (unaudited)		Year Ended March 31,
			2021		2020		2019		2018		2017
Net asset value, beginning of period	$9.73		$9.23		$9.50		$9.38		$9.53		$9.54

Net investment income(a)	0.06		0.18		0.27		0.25		0.20		0.19
Net realized and unrealized gain (loss)	(0.01)		0.54		(0.23)		0.13		(0.09)		0.11

Net increase from investment operations	0.05		0.72		0.04		0.38		0.11		0.30

Distributions from net investment income(b)	(0.08)		(0.22)		(0.31)		(0.26)		(0.26)		(0.31)

Net asset value, end of period	$9.70		$9.73		$9.23		$9.50		$9.38		$9.53

Total Return(c)
Based on net asset value	0.48	%(d)	7.80	%(e)	0.34%		4.11%		1.15%		3.21%

Ratios to Average Net Assets
Total expenses	0.11	%(f)	0.13	%(g)	1.14	%(g)	0.69	%(g)	0.76	%(g)	0.48%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(h)	0.02	%(g)	0.99	%(g)	0.56	%(g)	0.59	%(g)	0.34%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(f)(h)	0.00	%(g)(h)	0.00	%(g)(h)	0.00	%(g)(h)	0.00	%(g)	0.00%

Net investment income	1.32	%(f)	1.89	%(g)	2.84	%(g)	2.62	%(g)	2.11	%(g)	2.37%

Supplemental Data
Net assets, end of period (000)	$398,173		$398,906		$146,302		$163,176		$175,939		$191,903

Portfolio turnover rate	22%		124	%(i)	144	%(i)	184	%(i)	263	%(i)	279	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited)	Year Ended March 31,
		2021	2020	2019	2018
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%

(h)	Amount is less than 0.005%.
(i)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate	122%	101%	112%	148%	163%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series V Portfolio

	Period from 05/05/21 to 09/30/21 (unaudited	(a) )
Net asset value, beginning of period	$10.00

Net investment income(b)	0.00	(c)
Net realized and unrealized gain	0.01

Net increase from investment operations	0.01

Distributions from net investment income	(0.01)

Net asset value, end of period	$10.00

Total Return(d)
Based on net asset value	0.06	%(e)

Ratios to Average Net Assets
Total expenses	4.94	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.00	%(f)(h)

Net investment income	0.04	%(f)

Supplemental Data
Net assets, end of period (000)	$4,248

Portfolio turnover rate	40%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.02%.
(h)	Amount is less than 0.005%.

See notes to financial statements.

120	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series V were expensed by Series V and reimbursed by the Manager. The Manager reimbursed Series V $25,000, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available

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Notes to Financial Statements  (unaudited) (continued)

factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements  (unaudited) (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Series A	Amazon Logistics, Term Loan	$2,942,438	$2,942,438	$2,942,438	$—

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar RollTransactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

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and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$ 34,130	$ 25,963	$ 6,653	$ 66,746

For the six months ended September 30, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$ 35,472,152	$ 18,907,000	0.08% - 0.13%	$ 18,934,158	0.69%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at September 30, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at September 30, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – Certain Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty

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is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived

Series A	$ 202,059
Series C	256,097
Series E	172,197
Series M	360,171
Series P	76,274
Series S	221,582
Series V	92,868

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E, Series P and Series V are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

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Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain
Series C	$ —	$ 394,453	$ 7,057

7.	PURCHASES AND SALES

For the six months ended September 30, 2021, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term investments, were as follows:

Fund Name/Asset Type	Purchases	Sales

Series A
Non-U.S. Government Securities	$970,087,470	$385,854,824
Series C
Non-U.S. Government Securities	124,079,871	89,990,134
U.S. Government Securities	5,446,271	11,614,873
Series E
Non-U.S. Government Securities	62,262,806	46,529,105
Series M
Non-U.S. Government Securities	10,162,833,180	9,872,026,272
U.S. Government Securities	—	41,737,500
Series P
Non-U.S. Government Securities	—	2,250,400
Series S
Non-U.S. Government Securities	63,283,784	60,372,539
U.S. Government Securities	34,933,731	24,111,036
Series V
Non-U.S. Government Securities	2,700,000	700,000

For the six months ended September 30, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

Series A	$68,468,397	$68,336,431
Series M	5,798,480,419	5,804,771,075

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Series A	Series C	Series E	Series M	Series P	Series S	Series V

$ 5,660,368	$ —	$ 1,947,294	$ 3,801,534	$ 29,439,857	$ 4,734,796	$ —

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S	Series V

Tax cost	$2,076,984,167	$552,674,154	$387,483,227	$2,967,166,220	$13,190,919	$394,892,347	$2,406,636

Gross unrealized appreciation	$27,089,964	$23,251,902	$40,991,129	$17,840,235	$870,696	$4,995,753	$10
Gross unrealized depreciation	(25,733,520)	(4,866,291)	(1,491,299)	(20,567,908)	(101,846)	(2,651,380)	(80)

Net unrealized appreciation (depreciation)	$1,356,444	$18,385,611	$39,499,830	$(2,727,673)	$768,850	$2,344,373	$(70)

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Notes to Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds (except Series V), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

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Notes to Financial Statements  (unaudited) (continued)

receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 09/30/21		Year Ended 03/31/21
Fund Name	Shares	Amounts	Shares	Amounts
Series A
Shares sold	56,706,737	$570,687,311	60,842,553	$601,725,262
Shares redeemed	(6,860,193)	(69,070,034)	(20,951,929)	(204,932,544)

	49,846,544	$501,617,277	39,890,624	$396,792,718

Series C
Shares sold	6,296,236	$68,732,126	20,459,749	$228,205,940
Shares redeemed	(3,898,084)	(42,598,819)	(14,686,532)	(166,146,663)

	2,398,152	$26,133,307	5,773,217	$62,059,277

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Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 09/30/21		Year Ended 03/31/21
Fund Name	Shares	Amounts	Shares	Amounts
Series E
Shares sold	6,377,509	$77,232,998	12,192,027	$137,455,055
Shares redeemed	(5,755,349)	(69,817,946)	(7,854,502)	(86,225,077)

	622,160	$7,415,052	4,337,525	$51,229,978

Series M
Shares sold	15,470,884	$151,400,789	50,963,949	$506,033,332
Shares redeemed	(8,577,508)	(83,928,373)	(31,004,779)	(307,159,345)

	6,893,376	$67,472,416	19,959,170	$198,873,987

Series P
Shares sold	813,577	$6,885,439	3,776,282	$31,318,249
Shares redeemed	(1,309,332)	(10,952,889)	(2,870,221)	(23,204,268)

	(495,755)	$(4,067,450)	906,061	$8,113,981

Series S
Shares sold	6,512,555	$63,330,365	36,062,687	$348,486,957
Shares redeemed	(6,469,870)	(62,895,332)	(10,915,607)	(105,975,870)

	42,685	$435,033	25,147,080	$242,511,087

Series V
Shares sold	424,887	$4,248,870 (a)	—	$—

(a)	For the period from May 5, 2021 (commencement of operations) to September 30, 2021.

As of September 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 250,000 Shares of Series V.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio (together, the “Funds” and each, a “Fund,”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (c) a review of non-management fees; (d) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant

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benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that the Funds are investments that are available solely to separately managed accounts or institutional clients, primarily to complement their existing BlackRock fixed-income portfolios. Given the resulting comparability issues to peer funds, rather than a comparison to peers, the Board reviewed performance for the Funds relative to the respective benchmark.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge each Fund an advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	135

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in the Funds will pay a fee to an affiliate of BlackRock or their managed account program sponsor. The Board also noted that BlackRock and the Board have contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2022 and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund other than BATS: Series E Portfolio, for a one-year term ended June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met on February 12, 2021 (the “Meeting”) to consider the approval of the proposed investment management agreement (the “Agreement”) between the Trust, on behalf of BATS: Series V Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (b) information regarding fees paid to service providers that are affiliates of BlackRock; and (c) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company management agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund, as applicable. In particular, BlackRock and its affiliates will provide the Fund with certain administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	137

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, noted that BlackRock will not charge the Fund an advisory fee. Additionally, the Board noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of open-end funds.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels.

The Board noted that BlackRock will not charge the Fund an advisory fee, although investors in the Fund will pay a fee to BlackRock or their managed account program sponsor. The Board also noted that BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board noted that it considered information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex which included information on brokerage commissions and trade execution practices.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between BlackRock and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

138	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	139

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLN	Credit-Linked-Note

CLO	Collateralized Loan Obligation

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	141

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

2

(a)(4) Not Applicable
(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: December 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: December 3, 2021

4